                                                                    EXHIBIT 99.1


                    POPULAR ABS MORTGAGE PASS-THROUGH TRUST,
                                 SERIES 2005-5

                                   TERM SHEET

                                October 11, 2005

                         [POPULAR ABS, INC. (SM) LOGO]

                                  $772,887,000
                   (Approximate, Subject to +/- 10% Variance)


                                POPULAR ABS, INC.
                                    Depositor


                                EQUITY ONE, INC.
                                    Servicer


FRIEDMAN BILLINGS RAMSEY                                   RBS GREENWICH CAPITAL
                              Co-Lead Underwriters


                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                                   [FBR LOGO]

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

                    Popular ABS Mortgage Pass-Through Trust,
                                 Series 2005-5

             Principal    WAL (Years)   Payment Window    Expected Rating   Interest       Principal
Class(1,4)  Balance ($)  Call/Mat (5) (Mths) Call/Mat(5)   (S&P/Moody's)      Type            Type
-----------------------------------------------------------------------------------------------------------
AF-1        118,750,000  1.00 / 1.00    1 - 22 / 1 - 22     AAA/Aaa        Floating(2)  Senior Sequential
AF-2         39,170,000  2.20 / 2.20   22 - 31 / 22 - 31    AAA/Aaa        Fixed(3)     Senior Sequential
AF-3         40,130,000  3.00 / 3.00   31 - 44 / 31 - 44    AAA/Aaa        Fixed(3)     Senior Sequential
AF-4         39,290,000  5.00 / 5.00   44 - 84 / 44 - 84    AAA/Aaa        Fixed(3)     Senior Sequential
AF-5         25,970,000  8.31 / 12.42  84 - 100 / 84 - 252  AAA/Aaa        Fixed(3)     Senior Sequential
AF-6         29,260,000  6.56 / 6.70   37 - 100 / 37 - 116  AAA/Aaa        Fixed(3)     Senior NAS
MF-1         24,100,000  6.22 / 7.29   39 - 100 / 39 - 220  AA/Aa2         Fixed(3)     Subordinate
MF-2         19,100,000  6.22 / 7.25   39 - 100 / 39 - 205  A/A2           Fixed(3)     Subordinate
MF-3          4,820,000  6.22 / 7.21   39 - 100 / 39 - 188  A-/A3          Fixed(3)     Subordinate
MF-4          5,380,000  6.22 / 7.18   39 - 100 / 39 - 183  BBB+/Baa1      Fixed(3)     Subordinate
MF-5          3,340,000  6.22 / 7.15   39 - 100 / 39 - 177  BBB/Baa2       Fixed(3)     Subordinate
MF-6          3,710,000  6.22 / 7.12   39 - 100 / 39 - 172  BBB-/Baa3      Fixed(3)     Subordinate
BF-1          6,120,000       Not Publicly Offered          BB+/NR         Floating     Subordinate
BF-2          5,190,000       Not Publicly Offered          BB/NR          Floating     Subordinate
BF-3          6,480,000       Not Publicly Offered          BB-/NR         Floating     Subordinate
AV-1        160,250,000       Not Marketed Hereby           AAA/Aaa        Floating(2)  Senior
AV-2A       122,040,000  1.00 / 1.00    1 - 27 / 1 - 27     AAA/Aaa        Floating(2)  Senior
AV-2B        30,580,000  3.00 / 3.00   27 - 67 / 27 - 67    AAA/Aaa        Floating(2)  Senior
AV-2C        14,189,000  7.29 / 7.81   67 - 100 / 67 - 148  AAA/Aaa        Floating(2)  Senior
MV-1         35,472,000  5.38 / 5.68   46 - 100 / 46 - 167  AA/Aa2         Floating(2)  Subordinate
MV-2         29,672,000  5.08 / 5.35   42 - 100 / 42 - 156  A/A2           Floating(2)  Subordinate
MV-3          7,585,000  4.99 / 5.23   41 - 100 / 41 - 142  A-/A3          Floating(2)  Subordinate
MV-4          8,255,000  4.96 / 5.19   40 - 100 / 40 - 137  BBB+/Baa1      Floating(2)  Subordinate
MV-5          5,800,000  4.95 / 5.15   39 - 100 / 39 - 131  BBB/Baa2       Floating(2)  Subordinate
MV-6          6,024,000  4.93 / 5.10   39 - 100 / 39 - 126  BBB-/Baa3      Floating(2)  Subordinate
BV-1          5,354,000       Not Publicly Offered          BB+/Ba1        Floating     Subordinate
BV-2          3,793,000       Not Publicly Offered          BB+/Ba2        Floating     Subordinate
BV-3          4,462,000       Not Publicly Offered          BB+/Ba3        Floating     Subordinate
BV-4         12,715,000       Not Publicly Offered          BB/NR          Floating     Subordinate
  TOTAL:    817,001,000
-----------------------------------------------------------------------------------------------------------

(1) The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class BF-1, Class BF-2 and Class BF-3 Certificates are backed primarily by the cash flow from the Group I Mortgage Loans (as defined herein). The Class AV-1 Certificates are backed primarily by the cash flow from the Group II-A Mortgage Loans (as defined herein). The Class AV-2A, Class AV-2B and Class AV-2C Certificates are backed primarily by the cash flow from the Group II-B Mortgage Loans (as defined herein). The Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class BV-1, Class BV-2, Class BV-3 and Class BV-4 Certificates are backed primarily by the cash flow from the Group II Mortgage Loans (as defined herein). The principal balance of each Class of Offered Certificates (as defined herein) is subject to a 10% variance.
(2) The Class AF-1, Class AV-1, Class AV-2A, Class AV-2B, Class AV-2C, Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5 and Class MV-6 Certificates are priced to call. The margin on the Class AV-1, Class AV-2A, Class AV-2B, and Class AV-2C Certificates will be multiplied by 2 and the margin on the Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5 and Class MV-6 Certificates will be multiplied by 1.5 on any Distribution Date after the Optional Termination may be first exercised.
(3) The Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5 and Class MF-6 Certificates are priced to call. The fixed rate coupon on the Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5 and Class MF-6 Certificates will increase by 0.50% on any Distribution Date after the Optional Termination may be first exercised.
(4)   See "Net WAC Cap" herein.
(5)   See "Pricing Prepayment Speed" herein.


     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

CONTACT INFORMATION:

             FBR                               FBR                            FBR
          ABS BANKING                ABS TRADING/SYNDICATE              ABS STRUCTURING
  Mike Ciuffo (703) 312-1889    Salmaan Siddiqui (703) 469-1225    Anna Zuckerman (703) 469-1283
  Dane Smith (703) 312-1896                                           Tol Ho (703) 312-1737
Chris DeMulder (703) 312-1754

      STANDARD & POOR'S                      MOODY'S
   Victor Bhagat (212) 438-1130      Jason Shi (201) 915-8795

Depositor:              Popular ABS, Inc.

Servicer:               Equity One, Inc. ("EQUITY ONE"), an indirect subsidiary
                        of Popular, Inc.

Co Lead                 Friedman, Billings, Ramsey & Co., Inc. ("FBR") and
Underwriters:           Greenwich Capital Markets, Inc. ("RBS GREENWICH
                        CAPITAL").

Trustee/Custodian:      JPMorgan Chase Bank, N.A.

Offered Certificates:   The Class AF-1, Class AF-2, Class AF-3, Class AF-4,
                        Class AF-5 and Class AF-6 Certificates are collectively referred to herein as the "CLASS AF CERTIFICATES." The
                        Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class
                        MF-5 and Class MF-6 Certificates are collectively referred to herein as the "OFFERED GROUP I SUBORDINATE
                        CERTIFICATES." The Class BF-1, Class BF-2 and Class BF-3
                        Certificates are collectively referred to herein as the "NON-OFFERED GROUP I SUBORDINATE CERTIFICATES." The
                        Offered Group I Subordinate Certificates and the
                        Non-Offered Group I Subordinate Certificates are together referred to herein as the "GROUP I SUBORDINATE
                        CERTIFICATES." The Class AF Certificates and the Group I
                        Subordinate Certificates are collectively referred to herein as the "GROUP I CERTIFICATES."

                        The Class AV-1 Certificates and the Class AV-2A, Class AV-2B and Class AV-2C Certificates (collectively the "CLASS AV-2 CERTIFICATES") are collectively referred to herein as the "CLASS AV CERTIFICATES." The Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5 and Class MV-6 Certificates are collectively referred to herein as the "OFFERED GROUP II SUBORDINATE CERTIFICATES." The Class BV-1, Class BV-2, Class BV-3 and Class BV-4 Certificates are collectively referred to herein as the "NON-OFFERED GROUP II SUBORDINATE CERTIFICATES." The Offered Group II Subordinate Certificates and the Non-Offered Group II Subordinate Certificates are together referred to herein as the "GROUP II SUBORDINATE CERTIFICATES." The Class AV Certificates and the Group II Subordinate Certificates are collectively referred to herein as the "GROUP II CERTIFICATES."

                        The Class AF and Class AV Certificates are collectively referred to here in as the "SENIOR CERTIFICATES" or "CLASS A CERTIFICATES." The Group I Subordinate Certificates and the Group II Subordinate Certificates are collectively referred to herein as the "SUBORDINATE CERTIFICATES." The Senior Certificates, the Offered Group I Subordinate Certificates and Offered Group II Subordinate Certificates are collectively referred to herein as the "OFFERED CERTIFICATES." The Non-Offered Group I Subordinate Certificates and the Non-Offered Group II Subordinate Certificates are collectively referred to herein as the "NON-OFFERED SUBORDINATE CERTIFICATES." The Class BF-1, Class BF-2, Class BF-3, Class BV-1, Class BV-2, Class BV-3 and Class BV-4 Certificates will not be offered publicly.

Federal Tax Status:     It is anticipated that the Offered Certificates
                        generally will represent ownership of REMIC regular interests for tax purposes.


Registration:           The Offered Certificates will be available in book-entry
                        form through DTC and only upon request through Clearstream, Luxembourg and the Euroclear System.

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

Cut-off Date:           October 1, 2005.

Expected Pricing        On or about October 13, 2005.
Date:

Expected Closing        On or about October 21, 2005.
Date:

Expected Settlement     On or about October 21, 2005.
Date

Distribution Date:      The 25th day of each month (or if not a business day,
                        the next succeeding business day) commencing in November
                        2005.

Accrued Interest:       The price to be paid by investors for the Class AF-1,
                        Class AV-1, Class AV-2A, Class AV-2B, Class AV-2C, Class
                        MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5 and
                        Class MV-6 Certificates will not include accrued interest (settling flat). The Class AF-2, Class AF-3,
                        Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class
                        MF-2, Class MF-3, Class MF-4, Class MF-5 and Class MF-6
                        Certificates will settle with accrued interest of 20 days.

Interest Accrual        The interest accrual period for each Distribution Date
Period:                 with respect to the Class AF-1, Class AV-1, Class AV-
                        2A, Class AV-2B, Class AV-2C, Class MV-1, Class MV-2,
                        Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class
                        BV-1, Class BV-2, Class BV-3, Class BV-4, Class BF-1,
                        Class BF-2 and Class BF-3 Certificates will be the period beginning with the previous Distribution Date
                        (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis). The interest accrual period for each Distribution Date with respect to the Class AF-2, Class AF-3, Class AF-4, Class AF-5,
                        Class AF-6, Class MF-1, Class MF-2, Class MF-3, Class
                        MF-4, Class MF-5 and Class MF-6 Certificates will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).


ERISA Eligibility:      The Offered Certificates are expected to be ERISA
                        eligible, so long as certain conditions are met as described further in the prospectus supplement.

SMMEA Eligibility:      The Offered Certificates are not expected to constitute
                        "mortgage related securities" for purposes of SMMEA.

Servicing Fee:          With respect to each Distribution Date, the Servicer
                        will be entitled to 1/12 of 0.50% of the aggregate principal balance of the Mortgage Loans.

Trustee Fee:            With respect to each Distribution Date, the Trustee will
                        be entitled 1/12 of 0.02% of the aggregate principal balance of the Mortgage Loans.

Optional                The terms of the transaction allow for a clean-up call
Termination:            of the Mortgage Loans and the retirement of the Offered
                        Certificates (the "CLEAN-UP CALL"), which may be exercised once the aggregate principal balance of the Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Pricing Prepayment      The Offered Certificates will be priced based on the
Speed:                  following collateral prepayment assumptions:
                        FRM Loans: 100% PPC (100% PPC: 2.00% - 20.00%
                                   CPR over 10 months, 20% thereafter)
                        ARM Loans: 100% PPC (100% PPC: 28.00% CPR)

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

Mortgage Loans:         As of the Cut-off Date, the aggregate principal balance
                        of the Mortgage Loans was approximately $817,002,509.97, of which: (i) approximately $370,810,681.03 consisted of a pool of fixed-rate, first lien mortgage loans (the
                        "GROUP I MORTGAGE LOANS"), (ii) approximately
                        $216,374,528.94 consisted of a pool of conforming balance adjustable-rate, first lien mortgage loans (the
                        "GROUP II-A MORTGAGE LOANS") and (iii) approximately
                        $229,817,300.00 consisted of a pool of conforming and non-conforming balance adjustable-rate, first lien mortgage loans (the "GROUP II-B MORTGAGE LOANS", together with the Group II-A Mortgage Loans, the "GROUP
                        II MORTGAGE LOANS"). The Group I Mortgage Loans and the
                        Group II Mortgage Loans are collectively referred herein as the "MORTGAGE LOANS". See the attached collateral descriptions for additional information on the Mortgage
                        Loans.

                        IT IS ANTICIPATED THAT ON THE CLOSING DATE, THE CHARACTERISTICS OF THE MORTGAGE LOANS AS OF THE CUT-OFF DATE WILL BE SUBSTANTIALLY SIMILAR TO THE CHARACTERISTICS OF THE MORTGAGE LOANS AS DESCRIBED AND SHOWN HEREIN. THE AGGREGATE PRINCIPAL BALANCE OF THE MORTGAGE LOANS IS EXPECTED TO BE SUBJECT TO AN INCREASE OR DECREASE OF UP TO 10%.

Pass-Through Rate:      The "PASS-THROUGH RATE" on each Class of Offered
                        Certificates and Non-Offered Subordinate Certificates will be equal to the lesser of (i) the related Formula
                        Rate and (ii) the related Net WAC Cap.

Formula Rate:           The "FORMULA RATE" for the Class AF-1, Class AV-1, Class
                        AV-2A, Class AV-2B, Class AV-2C, Class MV-1, Class MV-2,
                        Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class
                        BV-1, Class BV-2, Class BV-3, Class BV-4, Class BF-1,
                        Class BF-2 and Class BF-3 Certificates will be equal to the lesser of (i) One Month LIBOR plus the margin for such Class and (ii) 14.00%.

                        The "FORMULA RATE" for the Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5 and Class MF-6 Certificates will be the applicable fixed rate set at pricing of each such Class.

Adjusted Net            The "ADJUSTED NET MORTGAGE RATE" for each Mortgage Loan
Mortgage Rate:          is equal to the loan rate less the sum of (i) the
                        Servicing Fee rate and (ii) the Trustee Fee rate.

Net WAC Cap:            The "NET WAC CAP" with respect to each Distribution Date
                        is a rate equal to:

                        a) with respect to the Class AF-1, Class BF-1, Class BF-2 and Class BF-3 Certificates, the weighted average Adjusted Net Mortgage Rate of the Group I Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis (the "ADJUSTABLE GROUP I CAP").

                        b) with respect to the Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5 and Class MF-6 Certificates, the weighted average Adjusted Net Mortgage Rate of the Group I Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on a 30/360 basis (the "FIXED GROUP I CAP").

                        c) with respect to the Class AV-1 Certificates, the weighted average Adjusted Net Mortgage Rate of the Group II-A Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis (the "GROUP II-A CAP").

                        d) with respect to the Class AV-2 Certificates, the weighted average Adjusted Net Mortgage Rate of the Group II-B Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis (the "GROUP II-B CAP").

                        e) with respect to the Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class BV-1, Class BV-2, Class BV-3 and Class BV-4 Certificates, the lesser of (i) the Group II-A Cap and (ii) the Group II-B Cap.

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

Net WAC Cap             If on any Distribution Date the Pass-Through Rate for a
Carryover Amount:       class of the Offered Certificates or the Non-Offered
                        Subordinate Certificates is limited by the related Net
                        WAC Cap, the "NET WAC CAP CARRYOVER AMOUNT" for such
                        Class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such Class based on the Formula Rate over (b) the amount of interest actually accrued on such Class based on the related Net WAC Cap and (ii) the unpaid portion of any related Net WAC Cap Carryover Amount from the prior
                        Distribution Date together with accrued interest thereon at the related Formula Rate. Any Net WAC Cap Carryover
                        Amount will be paid on such Distribution Date or future
                        Distribution Dates to the extent of funds available.

Credit Enhancement:     Consists of the following for each group:

                        1. Excess Cashflow

                        2. Overcollateralization Amount

                        3. Subordination and

                        4. Crosscollateralization

Excess Cashflow:        The "EXCESS CASHFLOW" for any Distribution Date and a
                        mortgage loan group will be equal to the available funds for such group remaining after priorities 1) and 2) under either the "Group I Priority of Payments" or the "Group II Priority of Payments," as applicable.

Overcollateralization   The "OVERCOLLATERALIZATION AMOUNT" (or "O/C") for any
Amount:                 Distribution Date and each mortgage loan group, is equal
                        to the excess of (i) the aggregate principal balance of the Group I or Group II Mortgage Loans, as applicable, over (ii) the aggregate principal balance of the Group I or Group II Certificates, as applicable. On the Closing
                        Date, the Overcollateralization Amount for each mortgage loan group will be equal to approximately zero. On each Distribution Date, Excess Cashflow for each mortgage loan group, if any, will be used to build O/C of the related group until the related Targeted
                        Overcollateralization Amount is reached and then any remaining Excess Cashflow from such mortgage loan group will be used to build O/C of the unrelated group until the unrelated Target Overcollateralization Amount is reached.

Group I Targeted        Prior to the Group I Stepdown Date, the "GROUP I
Overcollateralization   TARGETED OVERCOLLATERALIZATION AMOUNT" is equal to the
Amount:                 sum of (a) approximately [1.80]% of the aggregate
                        principal balance of the Group I Mortgage Loans as of the Cut-off Date and (b) the Group I Aggregate Class B
                        Early Distribution Amount.

                        On or after the Group I Stepdown Date, the Group I Targeted Overcollateralization Amount is the lesser of
                        (a) the amount described in the preceding paragraph and
                        (b) the greater of (i) the excess of (x) approximately [13.20]% of the aggregate principal balance of the Group I Mortgage Loans for the related Distribution Date over
                        (y) the excess of (I) the aggregate principal balance of the Class BF-1, Class BF-2 and Class BF-3 Certificates as of the Closing Date over (II) the aggregate of distributions made in respect of principal to the Class BF-1, Class BF-2 and Class BF-3 Certificates on all prior Distribution Dates and (ii) approximately 0.50% of the aggregate principal balance of the Group I Mortgage Loans as of the Cut-off Date. However, if a Group I Trigger Event has occurred on the related Distribution Date, the Group I Targeted Overcollateralization Amount shall be equal to the Group I Targeted Overcollateralization Amount for the previous Distribution Date (after taking into account any distributions of principal made with respect to the Class BF-1, Class BF-2 and Class BF-3 Certificates pursuant to clauses 6), 7) and 8) of "Group I Priority of Payments" and clause 10) of "Group II Priority of Payments" on the prior Distribution Date).

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

Group II Targeted       Prior to the Group II Stepdown Date, the "GROUP II
Overcollateralization   TARGETED OVERCOLLATERALIZATION AMOUNT" is equal to the
Amount:                 sum of (a) approximately [1.20]% of the aggregate
                        principal balance of the Group II Mortgage Loans as of the Cut-off Date and (b) the Group II Aggregate Class B
                        Early Distribution Amount.

                        On or after the Group II Stepdown Date, the Group II Targeted Overcollateralization Amount is the lesser of
                        (a) the amount described in the preceding paragraph and
                        (b) the greater of (i) the excess of (x) approximately [14.20]% of the aggregate principal balance of the Group II Mortgage Loans for the related Distribution Date over
                        (y) the excess of (I) the aggregate principal balance of the Class BV-1, Class BV-2, Class BV-3 and Class BV-4 Certificates as of the Closing Date over (II) the aggregate of distributions made in respect of principal to the Class BV-1, Class BV-2, Class BV-3 and Class BV-4 Certificates on all prior Distribution Dates and (ii) approximately 0.50% of the aggregate principal balance of the Group II Mortgage Loans as of the Cut-off Date. However, if a Group II Trigger Event has occurred on the related Distribution Date, the Group II Targeted Overcollateralization Amount shall be equal to the Group II Targeted Overcollateralization Amount for the previous Distribution Date (after taking into account any distributions of principal made with respect to the Class BV-1, Class BV-2, Class BV-3 and Class BV-4 Certificates pursuant to clauses 6), 7), 8) and 9) of "Group II Priority of Payments" and clause 9) of "Group I Priority of Payments" on the prior Distribution Date).

Group I Stepdown        The earlier to occur of
Date:
                        1. the Distribution Date on which the aggregate
                           principal balance of the Class AF Certificates has been reduced to zero; and

                        2. the later to occur of

                             a. the Distribution Date occurring in November
                                2008 and
                             b. the first Distribution Date on which the
                                Group I Senior Enhancement Percentage is greater than or equal to [45.80]%.

Group II Stepdown       The earlier to occur of
Date:
                        1. the Distribution Date on which the aggregate
                           principal balance of the Class AV Certificates has been reduced to zero; and

                        2. the later to occur of

                             a. the Distribution Date occurring in November 2008
                                and

                             b. the first Distribution Date on which the Group
                                II Senior Enhancement Percentage is greater than or equal to [55.80]%.

Group I Aggregate       As of any Distribution Date, the aggregate sum of all
Class B Early           amounts paid to the Class BF-1, Class BF-2 and Class
Distribution Amount:    BF-3 Certificates on prior Distribution Dates from Group
                        I Excess Cashflow pursuant to clauses 6), 7) and 8) of
                        "Group I Priority of Payments" and from Group II Excess
                        Cashflow pursuant to clause 10) of "Group II Priority of Payments."


Group II Aggregate      As of any Distribution Date, the aggregate sum of all
Class B Early           amounts paid to the Class BV-1, Class BV-2, Class BV-3
Distribution Amount:    and Class BV-4 Certificates on prior Distribution Dates
                        from Group II Excess Cashflow pursuant to clauses 6),
                        7), 8) and 9) of "Group II Priority of Payments" and from Group I Excess Cashflow pursuant to clause 9) of "Group I Priority of Payments."

Senior Enhancement      The "SENIOR ENHANCEMENT PERCENTAGE" for a Distribution
Percentage:             Date and each group of Mortgage Loans is equal to (a)
                        the sum of (i) the aggregate principal balance of the related Subordinate Certificates and (ii) the related
                        Overcollateralization Amount, in each case before taking into account any payments of principal to the Certificates on that Distribution Date divided by (b) the aggregate principal balance of the related group of Mortgage Loans as of the last day of the related due period.

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

                        ----------------------------------------------------
Expected Credit          Initial Credit Support     Expected Credit Support
Support                     On Closing Date        On or After Stepdown Date
Percentages:            ----------------------------------------------------
                           CLASS       PERCENT       CLASS         PERCENT
                        Class AF      [21.10]%     Class AF       [45.80]%
                        Class MF-1    [14.60]%     Class MF-1     [32.80]%
                        Class MF-2     [9.45]%     Class MF-2     [22.50]%
                        Class MF-3     [8.15]%     Class MF-3     [19.90]%
                        Class MF-4     [6.70]%     Class MF-4     [17.00]%
                        Class MF-5     [5.80]%     Class MF-5     [15.20]%
                        Class MF-6     [4.80]%     Class MF-6     [13.20]%
                        Class BF-1     [3.15]%     Class BF-1      [9.90]%
                        Class BF-2     [1.75]%     Class BF-2      [7.10]%
                        Class BF-3     [0.00]%     Class BF-3      [3.60]%
                        ----------------------------------------------------
                        Class AV      [26.70]%     Class AV       [55.80]%
                        Class MV-1    [18.75]%     Class MV-1     [39.90]%
                        Class MV-2    [12.10]%     Class MV-2     [26.60]%
                        Class MV-3    [10.40]%     Class MV-3     [23.20]%
                        Class MV-4     [8.55]%     Class MV-4     [19.50]%
                        Class MV-5     [7.25]%     Class MV-5     [16.90]%
                        Class MV-6     [5.90]%     Class MV-6     [14.20]%
                        Class BV-1     [4.70]%     Class BV-1     [11.80]%
                        Class BV-2     [3.85]%     Class BV-2     [10.10]%
                        Class BV-3     [2.85]%     Class BV-3      [8.10]%
                        Class BV-4     [0.00]%     Class BV-4      [2.40]%
                        ----------------------------------------------------

Group I Trigger         A "GROUP I TRIGGER EVENT" is in effect on any
Event:                  Distribution Date on or after the Group I Stepdown Date,
                        if either (i) the six month rolling average 60+ delinquency percentage for the Group I Mortgage Loans equals or exceeds [35.00]% of the current Group I Senior
                        Enhancement Percentage or (ii) cumulative Realized
                        Losses on the Group I Mortgage Loans as a percentage of the sum of the aggregate principal balance of the Group
                        I Mortgage Loans as of the Cut-off Date, for the related
                        Distribution Date are greater than:

                        Distribution Date Occurring In                       Percentage
                        ---------------------------------------------------------------------------------
                        November 2007 - October 2008       [1.00]% for the first month plus an additional
                                                           1/12th of [1.30]% for each month thereafter
                        ---------------------------------------------------------------------------------
                        November 2008 - October 2009       [2.30]% for the first month plus an additional
                                                           1/12th of [0.95]% for each month thereafter
                        ---------------------------------------------------------------------------------
                        November 2009 - October 2010       [3.25]% (or [3.90]% if the class certificate
                                                           balances for the Class BF-1, Class BF-2 and
                                                           Class BF-3 Certificates have been reduced to
                                                           zero and no part of that reduction was due to
                                                           the application of Realized Losses) for the
                                                           first month plus an additional 1/12th of
                                                           [0.50]% (or 1/12th of [1.30]% if the class
                                                           certificate balances for the Class BF-1, Class
                                                           BF-2 and Class BF-3 Certificates have been
                                                           reduced to zero and no part of that reduction
                                                           was due to the application of Realized Losses)
                                                           for each month thereafter
                        ---------------------------------------------------------------------------------
                        November 2010 - October 2011       [3.75]% (or [5.20]% if the class certificate
                                                           balances for the Class BF-1, Class BF-2 and
                                                           Class BF-3 Certificates have been reduced to
                                                           zero and no part of that reduction was due to
                                                           the application of Realized Losses) for the
                                                           first month plus an additional 1/12th of
                                                           [0.15]% (or 1/12th of [0.95]% if the class
                                                           certificate balances for the Class BF-1, Class
                                                           BF-2 and Class BF-3 Certificates have been
                                                           reduced to zero and no part of that reduction
                                                           was due to the application of Realized Losses)
                                                           for each month thereafter
                        ---------------------------------------------------------------------------------
                        November 2011 and thereafter       [3.90]% (or [6.15]% if the class certificate
                                                           balances for the Class BF-1, Class BF-2 and
                                                           Class BF-3 Certificates have been reduced to
                                                           zero and no part of that reduction was due to
                                                           the application of Realized Losses).
                        ---------------------------------------------------------------------------------

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

Group II Trigger        A "GROUP II TRIGGER EVENT" is in effect on any
Event:                  Distribution Date on or after the Group II Stepdown
                        Date, if either (i) the six month rolling average 60+ delinquency percentage for the Group II Mortgage Loans equals or exceeds [29.00]% of the current Group II
                        Senior Enhancement Percentage or (ii) cumulative
                        Realized Losses on the Group I Mortgage Loans as a percentage of the sum of the aggregate principal balance of the Group II Mortgage Loans as of the Cut-off Date, for the related Distribution Date are greater than:

                        ---------------------------------------------------------------------------------
                        Distribution Date Occurring In                       Percentage
                        ---------------------------------------------------------------------------------
                        November 2007 - October 2008       [1.50]% (or [1.85]% if the class certificate
                                                           balances for the Class BV-1, Class BV-2, Class
                                                           BV-3 and Class BV-4 Certificates have been
                                                           reduced to zero and no part of that reduction
                                                           was due to the application of Realized Losses)
                                                           for the first month plus an additional 1/12th
                                                           of [1.25]% (or 1/12th of [1.90]% if the class
                                                           certificate balances for the Class BV-1, Class
                                                           BV-2, Class BV-3 and Class BV-4 Certificates
                                                           have been reduced to zero and no part of that
                                                           reduction was due to the application of
                                                           Realized Losses) for each month thereafter
                        ---------------------------------------------------------------------------------
                        November 2008 - October 2009       [2.75]% (or [3.75]% if the class certificate
                                                           balances for the Class BV-1, Class BV-2, Class
                                                           BV-3 and Class BV-4 Certificates have been
                                                           reduced to zero and no part of that reduction
                                                           was due to the application of Realized Losses)
                                                           for the first month plus an additional 1/12th
                                                           of [1.25]% (or 1/12th of [1.75]% if the class
                                                           certificate balances for the Class BV-1, Class
                                                           BV-2, Class BV-3 and Class BV-4 Certificates
                                                           have been reduced to zero and no part of that
                                                           reduction was due to the application of
                                                           Realized Losses) for each month thereafter
                        ---------------------------------------------------------------------------------
                        November 2009 - October 2010       [4.00]% (or [5.50]% if the class certificate
                                                           balances for the Class BV-1, Class BV-2, Class
                                                           BV-3 and Class BV-4 Certificates have been
                                                           reduced to zero and no part of that reduction
                                                           was due to the application of Realized Losses)
                                                           for the first month plus an additional 1/12th
                                                           of [1.00]% (or 1/12th of [1.50]% if the class
                                                           certificate balances for the Class BV-1, Class
                                                           BV-2, Class BV-3 and Class BV-4 Certificates
                                                           have been reduced to zero and no part of that
                                                           reduction was due to the application of
                                                           Realized Losses) for each month thereafter
                        ---------------------------------------------------------------------------------
                        November 2010 - October 2011       [5.00]% (or [7.00]% if the class certificate
                                                           balances for the Class BV-1, Class BV-2, Class
                                                           BV-3 and Class BV-4 Certificates have been
                                                           reduced to zero and no part of that reduction
                                                           was due to the application of Realized Losses)
                                                           for the first month plus an additional 1/12th
                                                           of [0.50]% (or 1/12th of [0.75]% if the class
                                                           certificate balances for the Class BV-1, Class
                                                           BV-2, Class BV-3 and Class BV-4 Certificates
                                                           have been reduced to zero and no part of that
                                                           reduction was due to the application of
                                                           Realized Losses) for each month thereafter
                        ---------------------------------------------------------------------------------
                        November 2011 and thereafter       [5.50]% (or [7.75]% if the class certificate
                                                           balances for the Class BV-1, Class BV-2, Class
                                                           BV-3 and Class BV-4 Certificates have been
                                                           reduced to zero and no part of that reduction
                                                           was due to the application of Realized Losses).
                        ---------------------------------------------------------------------------------

Realized Losses:        If a Mortgage Loan becomes a liquidated loan, the net
                        liquidation proceeds relating thereto may be less than the principal balance of such Mortgage Loan. The amount of such difference is a "REALIZED LOSS." Realized Losses on the Group I Mortgage Loans will, in effect, be absorbed first by the Group I Excess Cashflow and second by the reduction of the Group I Overcollateralization
                        Amount. Following the reduction of the Group I
                        Overcollateralization Amount to zero, all allocable
                        Realized Losses will be applied in reverse sequential order, first to the Class BF-3 Certificates, then to the Class BF-2 Certificates, then to the Class BF-1
                        Certificates, then to the Class MF-6 Certificates, then to the Class MF-5 Certificates, then to the Class MF-4
                        Certificates, then to the Class MF-3 Certificates, then to the Class MF-2 Certificates and then to the Class
                        MF-1 Certificates. Realized Losses on the Group II
                        Mortgage Loans will, in effect, be absorbed first by the Group II Excess Cashflow and second by the reduction of the Group II Overcollateralization Amount. Following the reduction of the Group II Overcollateralization Amount to zero, all allocable Realized Losses will be applied in reverse sequential order, first to the Class BV-4
                        Certificates, then to the Class BV-3 Certificates, then to the Class BV-2 Certificates, then to the Class BV-1
                        Certificates, then to the Class MV-6 Certificates, then to the Class MV-5 Certificates, then to the Class MV-4
                        Certificates, then to the Class MV-3 Certificates, then to the Class MV-2 Certificates and then to the Class
                        MV-1 Certificates. Realized Losses will not be allocated to any of the Class A Certificates.

Group I Priority of     Group I available funds from the Group I Mortgage Loans
Payments:               will be distributed as follows:

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

                        1) Interest funds from the Group I Mortgage Loans, as
                           follows:

                             first, trustee fees, servicing fees, certain indemnities and other reimbursable amounts from the Group I Mortgage Loans,

                             second, monthly and unpaid interest to the Class AF Certificates pro rata,,

                             third, monthly interest to the Class MF-1
                             Certificates,

                             fourth, monthly interest to the Class MF-2
                             Certificates,

                             fifth, monthly interest to the Class MF-3
                             Certificates,

                             sixth, monthly interest to the Class MF-4
                             Certificates,

                             seventh, monthly interest to the Class MF-5
                             Certificates,

                             eighth, monthly interest to the Class MF-6
                             Certificates,

                             ninth, monthly interest to the Class BF-1
                             Certificates,

                             tenth, monthly interest to the Class BF-2
                             Certificates and

                             eleventh, monthly interest to the Class BF-3
                             Certificates.

                        2) Principal funds from the Group I Mortgage Loans, as
                           follows: monthly principal to the Class AF
                           Certificates as described under "Group I Principal Paydown," then monthly principal to the Class MF-1 Certificates as described under "Group I Principal Paydown", then monthly principal to the Class MF-2 Certificates as described under "Group I Principal Paydown", then monthly principal to the Class MF-3 Certificates as described under "Group I Principal Paydown", then monthly principal to the Class MF-4 Certificates as described under "Group I Principal Paydown", then monthly principal to the Class MF-5 Certificates as described under "Group I Principal Paydown", then monthly principal to the Class MF-6 Certificates as described under "Group I Principal Paydown", then monthly principal to the Class BF-1 Certificates as described under "Group I Principal Paydown", then monthly principal to the Class BF-2 Certificates as described under "Group I Principal Paydown", and lastly, monthly principal to the Class BF-3 Certificates as described under "Group I Principal Paydown."

                        3) Group I Excess Cashflow, as follows:

                             a) any remaining unpaid interest to the Class AF
                                Certificates pro rata.

                             b) as principal to the Group I Certificates to
                                build or maintain Group I O/C to the Group I
                                Targeted Overcollateralization Amount as described under "Group I Principal Paydown."

                             c) any remaining unpaid interest to the Class AV
                                Certificates pro rata, (after giving effect to distributions pursuant to clause (3)(a) of the "Group II Priority of Payments").

                             d) as principal to the Group II Certificates to
                                build or maintain the Group II O/C to the Group II Targeted Overcollateralization Amount as described under "Group II Principal Paydown" (after giving effect to distributions pursuant to clause (3)(b) of the "Group II Priority of Payments").

                             e) any previously unpaid interest and any unpaid
                                applied Realized Loss amounts, in that order, first to the Class MF-1 Certificates, second to the Class MF-2 Certificates, third to the Class MF-3 Certificates, fourth to the Class MF-4 to the Certificates, fifth to the Class MF-5 to the Certificates, sixth to the Class MF-6 Certificates, seventh to the Class BF-1 Certificates, eighth to the Class BF-2 Certificates and ninth to the Class BF-3 Certificates.

                             f) any previously unpaid interest and any unpaid
                                applied Realized Loss amounts, in that order, (after giving effect to distributions pursuant to clause (3)(e) of the "Group II Priority of Payments") first to the Class MV-1 Certificates, second to the Class MV-2 Certificates, third to the Class MV-3 Certificates, fourth to the Class MV-4 to the Certificates, fifth to the Class MV-5 to the Certificates, sixth to the Class MV-6 Certificates, seventh to the Class BV-1 Certificates, eighth to the Class BV-2 Certificates, ninth to the Class BV-3 Certificates and tenth to the Class BV-4

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

                                Certificates.

                             4) Any remaining Group I Excess Cashflow to pay any
                                unpaid Net WAC Cap Carryover Amount payable to the Group I Certificates, pro rata based on such unpaid amounts (after taking into account payments from the related Yield Maintenance Agreements, if any).

                             5) Any remaining Group I Excess Cashflow to pay any
                                unpaid Net WAC Cap Carryover Amount payable to the Group II Certificates, pro rata based on such unpaid amounts (after taking into account payments pursuant to clause (4) of the "Group II Priority of Payments").

                             6) Any remaining Group I Excess Cashflow to the
                                Class BF-3 Certificates as principal until its principal balance has been reduced to zero.

                             7) Any remaining Group I Excess Cashflow to the
                                Class BF-2 Certificates as principal until its principal balance has been reduced to zero.

                             8) Any remaining Group I Excess Cashflow to the
                                Class BF-1 Certificates as principal until its principal balance has been reduced to zero.

                             9) Any remaining Group I Excess Cashflow to the
                                Class, BV-4, Class BV-3, Class BV-2 and Class BV-1 Certificates as principal, in that order, until their principal balances have been reduced to zero (after taking into account payments pursuant to clauses 6), 7), 8) and 9) of the "Group II Priority of Payments")

                            10) Any remaining Group I Excess Cashflow to the
                                non-offered certificates (other than the Class BF-1, Class BF-2, Class BF-3, Class BV-1, Class BV-2, Class BV-3 and Class BV-4 Certificates) as described in the pooling and servicing agreement.

Group II Priority of    Group II available funds from the Group II Mortgage
Payments:               Loans will be distributed as follows:

                        1) Interest funds from the Group II Mortgage Loans, as
                           follows:

                             first, trustee fees, servicing fees, certain indemnities and other reimbursable amounts from the Group II Mortgage Loans,

                             second, monthly and unpaid interest to the Class AV Certificates pro rata, generally from interest collected from the related loan group (and to the extent remaining unpaid, from excess interest from the other loan sub group of Group II), third, monthly interest to the Class MV-1
                             Certificates,

                             fourth, monthly interest to the Class MV-2
                             Certificates,

                             fifth, monthly interest to the Class MV-3
                             Certificates,

                             sixth, monthly interest to the Class MV-4
                             Certificates,

                             seventh, monthly interest to the Class MV-5
                             Certificates,

                             eighth, monthly interest to the Class MV-6
                             Certificates,

                             ninth, monthly interest to the Class BV-1
                             Certificates,

                             tenth, monthly interest to the Class BV-2
                             Certificates

                             eleventh, monthly interest to the Class BV-3
                             Certificates and

                             twelfth, monthly interest to the Class BV-4
                             Certificates.

                        2) Principal funds from the Group II Motgage Loans, as
                           follows: monthly principal to the Class AV
                           Certificates as described under "Group II Principal Paydown," then monthly principal to the Class MV-1 Certificates as described under "Group II Principal Paydown", then monthly principal to the Class MV-2 Certificates as described under "Group II Principal Paydown", then monthly principal to the Class MV-3

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

                             Certificates as described under "Group II Principal Paydown", then monthly principal to the Class MV-4 Certificates as described under "Group II Principal Paydown", then monthly principal to the Class MV-5 Certificates as described under "Group II Principal Paydown", then monthly principal to the Class MV-6 Certificates as described under "Group II Principal Paydown", then monthly principal to the Class BV-1 Certificates as described under "Group II Principal Paydown", then monthly principal to the Class BV-2 Certificates as described under "Group II Principal Paydown", then monthly principal to the Class BV-3 Certificates as described under "Group II Principal Paydown" and lastly, monthly principal to the Class BV-4 Certificates as described under "Group II Principal Paydown."

                        3) Group II Excess Cashflow, as follows:

                           a) any remaining unpaid interest to the Class AV
                              Certificates pro rata.

                           b) as principal to the Group II Certificates to build
                              or maintain Group II O/C to the Group II Targeted Overcollateralization Amount as described under "Group II Principal Paydown."

                           c) any remaining unpaid interest to the Class AF
                              Certificates pro rata, (after giving effect to distributions pursuant to clause (3)(a) of the "Group I Priority of Payments").

                           d) as principal to the Group I Certificates to build
                              or maintain Group I O/C to the Group I Targeted Overcollateralization Amount as described under "Group I Principal Paydown" (after giving effect to distributions pursuant to clause (3)(b) of the "Group I Priority of Payments").

                           e) any previously unpaid interest and any unpaid
                              applied Realized Loss amounts, in that order, first to the Class MV-1 Certificates, second to the Class MV-2 Certificates, third to the Class MV-3 Certificates, fourth to the Class MV-4 to the Certificates, fifth to the Class MV-5 to the Certificates, sixth to the Class MV-6 Certificates, seventh to the Class BV-1 Certificates, eighth to the Class BV-2 Certificates, ninth to the Class BV-3 Certificates and tenth to the Class BV-4 Certificates.

                           f) any previously unpaid interest and any unpaid
                              applied Realized Loss amounts, in that order, (after giving effect to distributions pursuant to clause (3)(e) of the "Group I Priority of Payments") first to the Class MF-1 Certificates, second to the Class MF-2 Certificates, third to the Class MF-3 Certificates, fourth to the Class MF-4 to the Certificates, fifth to the Class MF-5 to the Certificates, sixth to the Class MF-6 Certificates, seventh to the Class BF-1 Certificates, eighth to the Class BF-2 Certificates and ninth to the Class BF-3 Certificates.

                        4) Any remaining Group II Excess Cashflow to pay any
                           unpaid Net WAC Cap Carryover Amount payable to the Group II Certificates, pro rata based on such unpaid amounts (after taking into account payments from the related Yield Maintenance Agreements, if any).

                        5) Any remaining Group II Excess Cashflow to pay any
                           unpaid Net WAC Cap Carryover Amount payable to the Group I Certificates, pro rata based on such unpaid amounts (after taking into account payments clause
                           (4) of the "Group I Priority of Payments").

                        6) Any remaining Group II Excess Cashflow to the Class
                           BV-4 Certificates as principal until its principal balance has been reduced to zero.

                        7) Any remaining Group II Excess Cashflow to the Class
                           BV-3 Certificates as principal until its principal balance has been reduced to zero.

                        8) Any remaining Group II Excess Cashflow to the Class
                           BV-2 Certificates as principal until its principal balance has been reduced to zero.

                        9) Any remaining Group II Excess Cashflow to the Class
                           BV-1 Certificates as principal until its principal balance has been reduced to zero.

                       10) Any remaining Group II Excess Cashflow to the Class
                           BF-3, Class BF-2 and Class BF-1 Certificates as principal, in that order, until their principal balances have been reduced to zero (after taking into account payments pursuant to clauses 6), 7) and 8) of the "Group I Priority of Payments")

                       11) Any remaining Group II Excess Cashflow to the
                           non-offered certificates (other than the Class BF-1 Class

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

                           BF-2, Class BF-3, Class BV-1, Class BV-2, Class BV-3 and Class BV-4 Certificates) as described in the pooling and servicing agreement.

Group I Principal       1) Prior to the Group I Stepdown Date or if a Group I
Paydown: Trigger Event is in effect, principal will be paid sequentially to the Group I Certificates in the following order of priority:

                           a) To the Class AF Certificates until their principal
                              balances have been reduced to zero, in accordance with the "Class AF Principal Paydown" provided however, that if the aggregate of the Class Principal Balances of the Group I Subordinate Certificates is reduced to zero, the Class AF Certificates will be paid pro rata.

                           b) After the Class AF Certificates have been retired,
                              principal will be applied sequentially in the following order of priority: i) the Class MF-1 Certificates, ii) the Class MF-2 Certificates,
                              iii) the Class MF-3 Certificates, iv) the Class MF-4 Certificates, v) the Class MF-5 Certificates,
                              vi) the Class MF-6 Certificates, vii) the Class BF-1 Certificates, viii) the Class BF-2 Certificates, and then ix) the Class BF-3 Certificates.

                        2) On or after the Group I Stepdown Date and if a Group
                           I Trigger Event is not in effect, the Group I Certificates will be entitled to receive payments of principal in the following order of priority:

                           a) To the Class AF Certificates an amount equal to
                              the Group I Senior Principal Distribution Amount, in accordance with the "Class AF Principal Paydown" provided however, that if the aggregate of the Class Principal Balances of the Group I Subordinate Certificates is reduced to zero, the Class AF Certificates will be paid pro rata.

                           b) First, to the Class MF-1 Certificates such that
                              the Class MF-1 Certificates will have at least [32.80]% credit enhancement, second to the Class MF-2 Certificates such that the Class MF-2 Certificates will have at least [22.50]% credit enhancement, third to the Class MF-3 Certificates such that the Class MF-3 Certificates will have at least [19.90]% credit enhancement, fourth to the Class MF-4 Certificates such that the Class MF-4 Certificates will have at least [17.00]% credit enhancement, fifth to the Class MF-5 Certificates such that the Class MF-5 Certificates will have at least [15.20]% credit enhancement, sixth to the Class MF-6 Certificates such that the Class MF-6 Certificates will have at least [13.20]% credit enhancement, seventh to the Class BF-1 Certificates such that the Class BF-1 Certificates will have at least [9.90]% credit enhancement, eighth to the Class BF-2 Certificates such that the Class BF-2 Certificates will have at least [7.10]% credit enhancement, and ninth to the Class BF-3 Certificates such that the Class BF-3 Certificates will have at least [3.60]% credit enhancement (subject, in each case, to any overcollateralization floors).

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

Group II Principal      1) Prior to the Group II Stepdown Date or if a Group II
Paydown: Trigger Event is in effect, principal will be paid sequentially to the Group II Certificates in the following order of priority:

                           a) To the Class AV-1 Certificates and the Class AV-2
                              Certificates generally pro rata based on the principal collected from the related Group II loan group (and to the extent remaining unpaid, from excess principal from the other Group II loan group) until their principal balances have been reduced to zero. Payments to the Class AV-2 Certificates will be made sequentially provided however, that if the aggregate of the Class Principal Balances of the Group II Subordinate Certificates is reduced to zero, the Class AV-2 Certificates will be paid pro rata.

                           b) After the Class AV Certificates have been retired,
                              principal will be applied sequentially in the following order of priority: i) the Class MV-1 Certificates, ii) the Class MV-2 Certificates,
                              iii) the Class MV-3 Certificates, iv) the Class MV-4 Certificates, v) the Class MV-5 Certificates,
                              vi) the Class MV-6 Certificates, vii) the Class BV-1 Certificates, viii) the Class BV-2 Certificates, ix) the Class BV-3 Certificates, and then x) the Class BV-4 Certificates.

                        2) On or after the Group II Stepdown Date and if a Group
                           II Trigger Event is not in effect, the Group II Certificates will be entitled to receive payments of principal in the following order of priority:

                           a) To the Class AV-1 Certificates and the Class AV-2
                              Certificates generally pro rata based on the principal collected from the related Group II loan group (and to the extent remaining unpaid, from excess principal from the other Group II loan group) an amount equal to the Group II Senior Principal Distribution Amount. Payments to the Class AV-2 Certificates will be made sequentially provided however, that if the aggregate of the Class Principal Balances of the Group II Subordinate Certificates is reduced to zero, the Class AV-2 Certificates will be paid pro rata.

                           b) First, to the Class MV-1 Certificates such that
                              the Class MV-1 Certificates will have at least [39.90]% credit enhancement, second to the Class MV-2 Certificates such that the Class MV-2 Certificates will have at least [26.60]% credit enhancement, third to the Class MV-3 Certificates such that the Class MV-3 Certificates will have at least [23.20]% credit enhancement, fourth to the Class MV-4 Certificates such that the Class MV-4 Certificates will have at least [19.50]% credit enhancement, fifth to the Class MV-5 Certificates such that the Class MV-5 Certificates will have at least [16.90]% credit enhancement, seventh to the Class MV-6 Certificates such that the Class MV-6 Certificates will have at least [14.20]% credit enhancement, seventh to the Class BV-1 Certificates such that the Class BV-1 Certificates will have at least [11.80]% credit enhancement, eighth to the Class BV-2 Certificates such that the Class BV-2 Certificates will have at least [10.10]% credit enhancement, ninth to the Class BV-3 Certificates such that the Class BV-3 Certificates will have at least [8.10]% credit enhancement and tenth to the Class BV-4 Certificates such that the Class BV-4 Certificates will have at least [2.40]% credit enhancement (subject, in each case, to any overcollateralization floors).

                      Principal allocated to the Class AF Certificates will be distributed in the following order of priority:

                        1.

                           a. To the Class AF-6 Certificates, the Lockout
                              Percentage of their pro-rata share of principal allocated to the Class AF Certificates until month 108 as described below until its principal balance is reduced to zero.

                              -------------------------------------------------
                                      Month             Lockout Percentage
                              -------------------------------------------------
                                   1 - 36                           0%
                              -------------------------------------------------
                                   37 - 60                         45%
                              -------------------------------------------------
                                   61 - 72                         80%
                              -------------------------------------------------
                                   73 - 84                        100%
                              -------------------------------------------------
                                   85 - 108                       300%
                              -------------------------------------------------

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

                           b. To the Class AF-6 Certificates, 100% of the
                              principal allocated to the Class AF Certificates in or after month 109 until its principal balance is reduced to zero.

                        2. Sequentially to the Class AF-1, Class AF-2, Class
                           AF-3, Class AF-4, Class AF-5 and Class AF-6
                           Certificates until their respective principal balances are reduced to zero.

Group I Senior        With respect to any Distribution Date on or after the
Principal             Group I Stepdown Date and on which a Group I Trigger Event
Distribution Amount:  is not in effect, the lesser of (1) the Group I principal distribution amount and (2) the excess, if any, of (x) the aggregate certificate principal balance of the Class AF
                      Certificates immediately prior to that Distribution Date over (y) the lesser of (A) [54.20]% of the aggregate balance of the Group I Mortgage Loans as of the last day of the related due period and (B) the aggregate principal balance of the Group I Mortgage Loans as of the last day of the related due period minus the approximately 0.50% of the aggregate principal balance of the Group I Mortgage
                      Loans as of the Cut-off Date.

Group II Senior       With respect to any Distribution Date on or after the
Principal             Group II Stepdown Date and on which a Group II Trigger
Distribution Amount:  Event is not in effect, the lesser of (1) the Group II principal distribution amount and (2) the excess, if any, of (x) the aggregate certificate principal balance of the Class AV Certificates immediately prior to that Distribution Date over (y) the lesser of (A) [44.20]% of the aggregate balance of the Group II Mortgage Loans as of the last day of the related due period and (B) the aggregate principal balance of the Group II Mortgage Loans as of the last day of the related due period minus the approximately 0.50% of the aggregate principal balance of the Group II Mortgage Loans as of the Cut-off Date.

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

Class AF-1 Yield      On the Closing Date, the Trustee will enter into a yield
Maintenance           maintenance agreement with a counterparty (the
Agreement:            "COUNTERPARTY") for the benefit of the Class AF-1
                      Certificates (the "CLASS AF-1 YIELD MAINTENANCE
                      AGREEMENT"). The notional amount for the Class AF-1 Yield
                      Maintenance Agreement on each Distribution Date will be equal to the lesser of (i) the aggregate balance of the Class AF-1 Certificates immediately prior to such Distribution Date and (ii) the amount set forth in the table below. The Counterparty will be obligated to make monthly payments to the Trustee equal to the product of
                      (x) the amount by which one-month LIBOR (up to a maximum of 10.50%) exceeds the related strike rate below, if any, accrued over the related interest accrual period and (y) the related notional amount for such Distribution Date.
                      The Class AF-1 Yield Maintenance Agreement will terminate after the Distribution Date in [August 2007]. Any payments received from the Class AF-1 Yield Maintenance Agreement will be deposited in the Reserve Fund and distributed to the Class AF-1 Certificates to pay any related unpaid Net
                      WAC Cap Carryover Amounts. The notional amount (subject to a permitted variance of plus or minus 10%) and Strike
                      Prices (subject to adjustment in respect of permitted variance) relating to the Class AF-1 Yield Maintenance
                      Agreement are expected to be determined pursuant to the following schedule:

                      ---------------------------------------------------------
                                 Class AF-1 Yield Maintenance Agreement
                                                 Schedule
                                       Notional
                      Period           Amount ($)         Strike Rate (%)
                      ---------------------------------------------------------
                         1           118,750,000.00             5.715%
                         2           116,584,101.76             6.667%
                         3           113,774,096.63             6.452%
                         4           110,319,432.20             6.452%
                         5           106,222,766.08             7.143%
                         6           101,490,052.85             6.452%
                         7            96,130,607.91             6.667%
                         8            90,157,146.32             6.452%
                         9            83,620,603.56             6.667%
                        10            76,846,769.01             6.451%
                        11            70,194,762.00             6.451%
                        12            63,662,258.56             6.666%
                        13            57,246,977.91             6.451%
                        14            50,946,681.60             6.666%
                        15            44,759,172.78             6.451%
                        16            38,682,295.41             6.451%
                        17            32,713,933.47             7.142%
                        18            26,852,010.25             6.451%
                        19            21,094,487.60             6.666%
                        20            15,439,365.24             6.451%
                        21             9,884,680.01             6.666%
                        22             4,428,505.21             6.451%
                      ---------------------------------------------------------

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

Class AV-1 Yield      On the Closing Date, the Trustee will enter into a yield
Maintenance           maintenance agreement with a counterparty (the
Agreement:            "COUNTERPARTY") for the benefit of the Class AV-1
                      Certificates (the "CLASS AV-1 YIELD MAINTENANCE
                      AGREEMENT"). The notional amount for the Class AV-1 Yield
                      Maintenance Agreement on each Distribution Date will be equal to the lesser of (i) the aggregate balance of the Class AV-1 Certificates immediately prior to such Distribution Date and (ii) the amount set forth in the table below. The Counterparty will be obligated to make monthly payments to the Trustee equal to the product of
                      (x) the amount by which one-month LIBOR (up to a maximum of 10.50%) exceeds the related strike rate below, if any, accrued over the related interest accrual period and (y) the related notional amount for such Distribution Date.
                      The Class AV-1 Yield Maintenance Agreement will terminate after the Distribution Date in [August 2008]. Any payments received from the Class AV-1 Yield Maintenance Agreement will be deposited in the Reserve Fund and distributed to the Class AV-1 Certificates to pay any related unpaid Net
                      WAC Cap Carryover Amounts. The notional amount (subject to a permitted variance of plus or minus 10%) and Strike
                      Prices (subject to adjustment in respect of permitted variance) relating to the Class AV-1 Yield Maintenance
                      Agreement are expected to be determined pursuant to the following schedule:

                      ---------------------------------------------------------
                                Class AV-1 Yield Maintenance Agreement
                                               Schedule
                                       Notional
                      Period           Amount ($)         Strike Rate (%)
                      ---------------------------------------------------------
                         1           160,250,000.00              5.689%
                         2           154,287,315.85              6.637%
                         3           148,488,000.26              6.423%
                         4           142,847,589.21              6.423%
                         5           137,361,740.32              7.111%
                         6           132,026,229.55              6.423%
                         7           126,836,947.96              6.637%
                         8           121,789,898.61              6.423%
                         9           116,881,193.45              6.637%
                        10           112,107,050.46              6.423%
                        11           107,463,790.67              6.423%
                        12           102,947,835.41              6.637%
                        13            98,555,703.57              6.422%
                        14            94,284,008.93              6.636%
                        15            90,129,457.60              6.422%
                        16            86,088,845.50              6.422%
                        17            82,159,055.92              7.110%
                        18            78,337,057.14              6.422%
                        19            74,619,900.11              6.636%
                        20            71,004,716.21              6.422%
                        21            67,488,715.05              6.636%
                        22            64,069,182.37              6.422%
                        23            60,743,477.93              8.603%
                        24            57,527,615.85              8.994%
                        25            54,401,290.73              8.704%
                        26            51,253,103.76              8.994%
                        27            48,157,245.85              8.704%
                        28            45,143,958.57              8.704%
                        29            42,210,984.90             10.113%
                        30            39,359,663.00              9.495%
                        31            36,584,650.25              9.811%
                        32            33,883,158.42              9.495%
                        33            31,253,019.51              9.812%
                        34            28,692,230.78              9.495%
                      ---------------------------------------------------------

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

Class AV-2 Yield      On the Closing Date, the Trustee will enter into a yield
Maintenance           maintenance agreement with a counterparty (the
Agreement:            "COUNTERPARTY") for the benefit of the Class AV-2
                      Certificates (the "CLASS AV-2 YIELD MAINTENANCE
                      AGREEMENT"). The notional amount for the Class AV-2 Yield
                      Maintenance Agreement on each Distribution Date will be equal to the lesser of (i) the aggregate balance of the Class AV-2 Certificates immediately prior to such Distribution Date and (ii) the amount set forth in the table below. The Counterparty will be obligated to make monthly payments to the Trustee equal to the product of
                      (x) the amount by which one-month LIBOR (up to a maximum of 10.50%) exceeds the related strike rate below, if any, accrued over the related interest accrual period and (y) the related notional amount for such Distribution Date.
                      The Class AV-2 Yield Maintenance Agreement will terminate after the Distribution Date in [February 2009]. Any payments received from the Class AV-2 Yield Maintenance
                      Agreement will be deposited in the Reserve Fund and distributed to the Class AV-2 Certificates to pay any related unpaid Net WAC Cap Carryover Amounts. The notional amount (subject to a permitted variance of plus or minus
                      10%) and Strike Prices (subject to adjustment in respect of permitted variance) relating to the Class AV-2 Yield
                      Maintenance Agreement are expected to be determined pursuant to the following schedule:

                                                 Class AV-2 Yield Maintenance Agreement Schedule
                      -------------------------------------------------------------------------------------------------
                                    Notional                                            Notional
                      Period       Amount ($)        Strike Rate (%)       Period      Amount ($)       Strike Rate (%)
                      -------------------------------------------------------------------------------------------------
                         1       166,809,000.00           5.567%             21      68,438,152.54           6.494%
                         2       160,487,929.47           6.495%             22      64,810,062.22           6.284%
                         3       154,339,809.11           6.285%             23      61,281,362.75           8.195%
                         4       148,359,917.77           6.285%             24      57,862,731.63           8.664%
                         5       142,543,662.84           6.959%             25      54,540,300.79           8.385%
                         6       136,886,576.78           6.285%             26      51,201,422.93           8.664%
                         7       131,384,313.70           6.495%             27      47,920,552.31           8.385%
                         8       126,032,646.08           6.285%             28      44,727,772.68           8.385%
                         9       120,827,461.51           6.495%             29      41,620,726.22           9.708%
                        10       115,764,759.60           6.285%             30      38,599,790.99           9.147%
                        11       110,840,648.91           6.285%             31      35,660,703.38           9.452%
                        12       106,051,343.99           6.494%             32      32,800,345.53           9.147%
                        13       101,393,162.53           6.285%             33      30,016,507.77           9.453%
                        14        96,862,522.51           6.494%             34      27,307,164.98           9.148%
                        15        92,455,939.50           6.285%             35      24,670,372.09          10.316%
                        16        88,170,024.01           6.285%             36            -                 0.000%
                        17        84,001,478.88           6.958%             37      19,614,600.13          10.407%
                        18        79,947,096.81           6.284%             38            -                 0.000%
                        19        76,003,757.87           6.494%             39      19,614,600.13          10.408%
                        20        72,168,427.18           6.284%             40      19,614,600.13          10.408%
                      -------------------------------------------------------------------------------------------------

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

Group II              On the Closing Date, the Trustee will enter into a yield
Subordinate Yield     maintenance agreement with a counterparty (the
Maintenance           "COUNTERPARTY") for the benefit of the Group II
Agreement:            Subordinate Certificates (the "GROUP II SUBORDINATE YIELD
                      MAINTENANCE AGREEMENT"). The notional amount for the Group
                      II Subordinate Yield Maintenance Agreement on each
                      Distribution Date will be equal to the lesser of (i) the aggregate balance of the Group II Subordinate Certificates immediately prior to such Distribution Date and (ii) the amount set forth in the table below. The Counterparty will be obligated to make monthly payments to the Trustee equal to the product of (x) the amount by which one-month LIBOR
                      (up to a maximum of 10.50%) exceeds the related strike rate below, if any, accrued over the related interest accrual period and (y) the related notional amount for such Distribution Date. The Group II Subordinate Yield
                      Maintenance Agreement will terminate after the Distribution Date in [February 2009]. Any payments received from the Group II Subordinate Yield Maintenance
                      Agreement will be deposited in the Reserve Fund and distributed to the Group II Subordinate Certificates to pay any related unpaid Net WAC Cap Carryover Amounts. The notional amount (subject to a permitted variance of plus or minus 10%) and Strike Prices (subject to adjustment in respect of permitted variance) relating to the Group II
                      Subordinate Yield Maintenance Agreement are expected to be determined pursuant to the following schedule:

                                          Group II Subordinate Yield Maintenance Agreement Schedule
                      --------------------------------------------------------------------------------------------------
                                    Notional                                            Notional
                      Period       Amount ($)        Strike Rate (%)       Period      Amount ($)        Strike Rate (%)
                      --------------------------------------------------------------------------------------------------
                         1       119,132,000.00           5.567%             21      119,132,000.00            6.494%
                         2       119,132,000.00           6.495%             22      119,132,000.00            6.284%
                         3       119,132,000.00           6.285%             23      119,132,000.00            8.195%
                         4       119,132,000.00           6.285%             24      119,132,000.00            8.664%
                         5       119,132,000.00           6.959%             25      119,132,000.00            8.385%
                         6       119,132,000.00           6.285%             26      119,132,000.00            8.664%
                         7       119,132,000.00           6.495%             27      119,132,000.00            8.385%
                         8       119,132,000.00           6.285%             28      119,132,000.00            8.385%
                         9       119,132,000.00           6.495%             28      119,132,000.00            9.708%
                        10       119,132,000.00           6.285%             30      119,132,000.00            9.147%
                        11       119,132,000.00           6.285%             31      119,132,000.00            9.452%
                        12       119,132,000.00           6.494%             32      119,132,000.00            9.147%
                        13       119,132,000.00           6.285%             33      119,132,000.00            9.453%
                        14       119,132,000.00           6.494%             34      119,132,000.00            9.148%
                        15       119,132,000.00           6.285%             35      119,132,000.00           10.316%
                        16       119,132,000.00           6.285%             36            -                   0.000%
                        17       119,132,000.00           6.958%             37      119,132,000.00           10.407%
                        18       119,132,000.00           6.284%             38            -                   0.000%
                        19       119,132,000.00           6.494%             39      111,520,745.61           10.408%
                        20       119,132,000.00           6.284%             40      107,293,359.52           10.408%
                      --------------------------------------------------------------------------------------------------

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

                                     Class AF-1 Net WAC Cap
                      ----------------------------------------------------------
                                       Class AF-1               Class AF-1
                                        Net WAC                Effective Net
                       Period          Cap(1)(3)              WAC Cap(1)(2)(3)
                      ----------------------------------------------------------
                          1              5.715%                   10.500%
                          2              6.667%                   10.500%
                          3              6.452%                   10.500%
                          4              6.452%                   10.500%
                          5              7.143%                   10.500%
                          6              6.452%                   10.500%
                          7              6.667%                   10.500%
                          8              6.452%                   10.500%
                          9              6.667%                   10.500%
                         10              6.451%                   10.500%
                         11              6.451%                   10.500%
                         12              6.666%                   10.500%
                         13              6.451%                   10.500%
                         14              6.666%                   10.500%
                         15              6.451%                   10.500%
                         16              6.451%                   10.500%
                         17              7.142%                   10.500%
                         18              6.451%                   10.500%
                         19              6.666%                   10.500%
                         20              6.451%                   10.500%
                         21              6.666%                   10.500%
                         22              6.451%                   10.500%
                      ----------------------------------------------------------

                       (1) Assumes that 6-month LIBOR and 1-month LIBOR are
                           both equal to 20.00%.
                       (2) Assumes payments are received from the related yield
                           maintenance agreement.
                       (3) Assumes the Pricing Prepayment Speed to call.

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

                                            Class AV-1 Net WAC Cap
---------------------------------------------------------------------------------------------------------------
                          Class AV-1                          Class AV-1                            Class AV-1
          Class AV-1     Effective Net          Class AV-1   Effective Net            Class AV-1  Effective Net
            Net WAC          WAC                  Net WAC        WAC                    Net WAC        WAC
Period     Cap(1)(3)     Cap(1)(2)(3)  Period    Cap(1)(3)   Cap(1)(2)(3)   Period    Cap(1)(3)    Cap(1)(2)(3)
---------------------------------------------------------------------------------------------------------------
   1         5.689%        10.500%       35       10.742%       10.742%       69       13.121%        13.121%
   2         6.637%        10.500%       36       11.168%       11.168%       70       12.698%        12.698%
   3         6.423%        10.500%       37       10.807%       10.807%       71       12.717%        12.717%
   4         6.423%        10.500%       38       11.168%       11.168%       72       13.155%        13.155%
   5         7.111%        10.500%       39       10.808%       10.808%       73       12.733%        12.733%
   6         6.423%        10.500%       40       10.808%       10.808%       74       13.158%        13.158%
   7         6.637%        10.500%       41       12.994%       12.994%       75       12.733%        12.733%
   8         6.423%        10.500%       42       11.781%       11.781%       76       12.733%        12.733%
   9         6.637%        10.500%       43       12.173%       12.173%       77       13.623%        13.623%
  10         6.423%        10.500%       44       11.781%       11.781%       78       12.755%        12.755%
  11         6.423%        10.500%       45       12.174%       12.174%       79       13.180%        13.180%
  12         6.637%        10.500%       46       11.781%       11.781%       80       12.755%        12.755%
  13         6.422%        10.500%       47       12.330%       12.330%       81       13.180%        13.180%
  14         6.636%        10.500%       48       12.753%       12.753%       82       12.755%        12.755%
  15         6.422%        10.500%       49       12.342%       12.342%       83       12.755%        12.755%
  16         6.422%        10.500%       50       12.753%       12.753%       84       13.186%        13.186%
  17         7.110%        10.500%       51       12.342%       12.342%       85       12.760%        12.760%
  18         6.422%        10.500%       52       12.342%       12.342%       86       13.186%        13.186%
  19         6.636%        10.500%       53       13.871%       13.871%       87       12.760%        12.760%
  20         6.422%        10.500%       54       12.539%       12.539%       88       12.760%        12.760%
  21         6.636%        10.500%       55       12.957%       12.957%       89       14.127%        14.127%
  22         6.422%        10.500%       56       12.539%       12.539%       90       12.765%        12.765%
  23         8.603%        10.500%       57       12.957%       12.957%       91       13.191%        13.191%
  24         8.994%        10.500%       58       12.539%       12.539%       92       12.765%        12.765%
  25         8.704%        10.500%       59       12.615%       12.615%       93       13.191%        13.191%
  26         8.994%        10.500%       60       13.076%       13.076%       94       12.766%        12.766%
  27         8.704%        10.500%       61       12.660%       12.660%       95       12.766%        12.766%
  28         8.704%        10.500%       62       13.082%       13.082%       96       13.194%        13.194%
  29        10.113%        10.500%       63       12.660%       12.660%       97       12.768%        12.768%
  30         9.495%        10.500%       64       12.660%       12.660%       98       13.194%        13.194%
  31         9.811%        10.500%       65       14.040%       14.040%       99       12.768%        12.768%
  32         9.495%        10.500%       66       12.695%       12.695%       100      12.768%        12.768%
  33         9.812%        10.500%       67       13.121%       13.121%       101      14.136%        14.136%
  34         9.495%        10.500%       68       12.698%       12.698%
-------------------------------------------------------------------------------------------------------------

(1) Assumes that 6-month LIBOR and 1-month LIBOR are both equal to 20.00%.
(2) Assumes payments are received from the related yield maintenance agreement.
(3) Assumes the Pricing Prepayment Speed to call.

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

                                            Class AV-2 Net WAC Cap
-------------------------------------------------------------------------------------------------------------
                       Group II                             Group II                              Group II
         Group II     Subordinate              Group II    Subordinate              Group II     Subordinate
        Subordinate  Effective Net            Subordinate  Effective Net           Subordinate  Effective Net
          Net WAC         WAC                   Net WAC        WAC                   Net WAC         WAC
Period   Cap(1)(3)    Cap(1)(2)(3)   Period    Cap(1)(3)   Cap(1)(2)(3)    Period   Cap(1)(3)    Cap(1)(2)(3)
-------------------------------------------------------------------------------------------------------------
   1       5.567%        10.500%       35       10.316%       10.500%        69      12.812%        12.812%
   2       6.495%        10.500%       36       10.754%       10.754%        70      12.399%        12.399%
   3       6.285%        10.500%       37       10.407%       10.500%        71      12.402%        12.402%
   4       6.285%        10.500%       38       10.754%       10.754%        72      12.933%        12.933%
   5       6.959%        10.500%       39       10.408%       10.500%        73      12.516%        12.516%
   6       6.285%        10.500%       40       10.408%       10.500%        74      12.933%        12.933%
   7       6.495%        10.500%       41       12.485%       12.485%        75      12.516%        12.516%
   8       6.285%        10.500%       42       11.350%       11.350%        76      12.516%        12.516%
   9       6.495%        10.500%       43       11.729%       11.729%        77      13.382%        13.382%
  10       6.285%        10.500%       44       11.351%       11.351%        78      12.574%        12.574%
  11       6.285%        10.500%       45       11.729%       11.729%        79      12.993%        12.993%
  12       6.494%        10.500%       46       11.351%       11.351%        80      12.574%        12.574%
  13       6.285%        10.500%       47       11.749%       11.749%        81      12.993%        12.993%
  14       6.494%        10.500%       48       12.168%       12.168%        82      12.574%        12.574%
  15       6.285%        10.500%       49       11.776%       11.776%        83      12.574%        12.574%
  16       6.285%        10.500%       50       12.169%       12.169%        84      13.007%        13.007%
  17       6.958%        10.500%       51       11.777%       11.777%        85      12.587%        12.587%
  18       6.284%        10.500%       52       11.777%       11.777%        86      13.007%        13.007%
  19       6.494%        10.500%       53       13.233%       13.233%        87      12.587%        12.587%
  20       6.284%        10.500%       54       11.962%       11.962%        88      12.587%        12.587%
  21       6.494%        10.500%       55       12.361%       12.361%        89      13.936%        13.936%
  22       6.284%        10.500%       56       11.962%       11.962%        90      12.601%        12.601%
  23       8.195%        10.500%       57       12.361%       12.361%        91      13.021%        13.021%
  24       8.664%        10.500%       58       11.963%       11.963%        92      12.601%        12.601%
  25       8.385%        10.500%       59       11.999%       11.999%        93      13.021%        13.021%
  26       8.664%        10.500%       60       12.687%       12.687%        94      12.601%        12.601%
  27       8.385%        10.500%       61       12.278%       12.278%        95      12.601%        12.601%
  28       8.385%        10.500%       62       12.687%       12.687%        96      13.023%        13.023%
  29       9.708%        10.500%       63       12.278%       12.278%        97      12.603%        12.603%
  30       9.147%        10.500%       64       12.278%       12.278%        98      13.023%        13.023%
  31       9.452%        10.500%       65       13.597%       13.597%        99      12.603%        12.603%
  32       9.147%        10.500%       66       12.399%       12.399%       100      12.603%        12.603%
  33       9.453%        10.500%       67       12.812%       12.812%       101      13.954%        13.954%
  34       9.148%        10.500%       68       12.399%       12.399%
-------------------------------------------------------------------------------------------------------------

(1) Assumes that 6-month LIBOR and 1-month LIBOR are both equal to 20.00%.
(2) Assumes payments are received from the related yield maintenance agreement.
(3) Assumes the Pricing Prepayment Speed to call.

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

                                       Group II Subordinate Net WAC Cap
-------------------------------------------------------------------------------------------------------------
                        Group II                             Group II                              Group II
         Group II      Subordinate             Group II     Subordinate             Group II     Subordinate
        Subordinate   Effective Net           Subordinate  Effective Net          Subordinate   Effective Net
          Net WAC         WAC                   Net WAC        WAC                   Net WAC         WAC
Period   Cap(1)(3)    Cap(1)(2)(3)   Period    Cap(1)(3)   Cap(1)(2)(3)    Period   Cap(1)(3)    Cap(1)(2)(3)
-------------------------------------------------------------------------------------------------------------
   1       5.567%        10.500%       35       10.316%       10.500%        69      12.812%        12.812%
   2       6.495%        10.500%       36       10.754%       10.754%        70      12.399%        12.399%
   3       6.285%        10.500%       37       10.407%       10.500%        71      12.402%        12.402%
   4       6.285%        10.500%       38       10.754%       10.754%        72      12.933%        12.933%
   5       6.959%        10.500%       39       10.408%       10.500%        73      12.516%        12.516%
   6       6.285%        10.500%       40       10.408%       10.500%        74      12.933%        12.933%
   7       6.495%        10.500%       41       12.485%       12.485%        75      12.516%        12.516%
   8       6.285%        10.500%       42       11.350%       11.350%        76      12.516%        12.516%
   9       6.495%        10.500%       43       11.729%       11.729%        77      13.382%        13.382%
  10       6.285%        10.500%       44       11.351%       11.351%        78      12.574%        12.574%
  11       6.285%        10.500%       45       11.729%       11.729%        79      12.993%        12.993%
  12       6.494%        10.500%       46       11.351%       11.351%        80      12.574%        12.574%
  13       6.285%        10.500%       47       11.749%       11.749%        81      12.993%        12.993%
  14       6.494%        10.500%       48       12.168%       12.168%        82      12.574%        12.574%
  15       6.285%        10.500%       49       11.776%       11.776%        83      12.574%        12.574%
  16       6.285%        10.500%       50       12.169%       12.169%        84      13.007%        13.007%
  17       6.958%        10.500%       51       11.777%       11.777%        85      12.587%        12.587%
  18       6.284%        10.500%       52       11.777%       11.777%        86      13.007%        13.007%
  19       6.494%        10.500%       53       13.233%       13.233%        87      12.587%        12.587%
  20       6.284%        10.500%       54       11.962%       11.962%        88      12.587%        12.587%
  21       6.494%        10.500%       55       12.361%       12.361%        89      13.936%        13.936%
  22       6.284%        10.500%       56       11.962%       11.962%        90      12.601%        12.601%
  23       8.195%        10.500%       57       12.361%       12.361%        91      13.021%        13.021%
  24       8.664%        10.500%       58       11.963%       11.963%        92      12.601%        12.601%
  25       8.385%        10.500%       59       11.999%       11.999%        93      13.021%        13.021%
  26       8.664%        10.500%       60       12.687%       12.687%        94      12.601%        12.601%
  27       8.385%        10.500%       61       12.278%       12.278%        95      12.601%        12.601%
  28       8.385%        10.500%       62       12.687%       12.687%        96      13.023%        13.023%
  29       9.708%        10.500%       63       12.278%       12.278%        97      12.603%        12.603%
  30       9.147%        10.500%       64       12.278%       12.278%        98      13.023%        13.023%
  31       9.452%        10.500%       65       13.597%       13.597%        99      12.603%        12.603%
  32       9.147%        10.500%       66       12.399%       12.399%       100      12.603%        12.603%
  33       9.453%        10.500%       67       12.812%       12.812%       101      13.954%        13.954%
  34       9.148%        10.500%       68       12.399%       12.399%
-------------------------------------------------------------------------------------------------------------

(1) Assumes that 6-month LIBOR and 1-month LIBOR are both equal to 20.00%.
(2) Assumes payments are received from the related yield maintenance agreement.
(3) Assumes the Pricing Prepayment Speed to call.

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

                                         Group I Excess Spread (1)(2)
-------------------------------------------------------------------------------------------------------------
           FWD 1    FWD 6                                      FWD 1    FWD 6
           Month    Month     STATIC       FORWARD             Month    Month      STATIC      FORWARD
 Period   LIBOR %  LIBOR %   LIBOR (%)    LIBOR (%)   Period  LIBOR %  LIBOR %   LIBOR (%)    LIBOR (%)
-------------------------------------------------------------------------------------------------------------
    1     3.9354    4.2900     1.4496      1.4496       51    4.6813    4.7277     1.8701      1.8701
    2     4.0816    4.3840     1.6904      1.6373       52    4.6859    4.7305     1.8688      1.8688
    3     4.2842    4.4619     1.6379      1.5128       53    4.6888    4.7330     1.8674      1.8674
    4     4.3014    4.5131     1.6364      1.5081       54    4.6909    4.7358     1.8661      1.8661
    5     4.4039    4.5595     1.7835      1.6326       55    4.6948    4.7392     1.8647      1.8647
    6     4.5363    4.5904     1.6294      1.4382       56    4.6980    4.7511     1.8633      1.8633
    7     4.4601    4.6072     1.6703      1.5012       57    4.7010    4.7648     1.8618      1.8618
    8     4.5528    4.6128     1.6152      1.4333       58    4.7034    4.7763     1.8603      1.8603
    9     4.5827    4.6015     1.6510      1.4628       59    4.7064    4.7908     1.8588      1.8588
   10     4.5520    4.5876     1.6047      1.4307       60    4.7091    4.8028     1.8573      1.8573
   11     4.6015    4.5823     1.6013      1.4190       61    4.7106    4.8145     1.8558      1.8558
   12     4.6124    4.5678     1.6274      1.4523       62    4.7130    4.8181     1.8541      1.8541
   13     4.4786    4.5495     1.5822      1.4518       63    4.7145    4.8214     1.8524      1.8524
   14     4.4886    4.5603     1.6061      1.4750       64    4.7174    4.8244     1.8507      1.8507
   15     4.4989    4.5696     1.5649      1.4492       65    4.7192    4.8273     1.8489      1.8489
   16     4.5086    4.5797     1.5558      1.4477       66    4.7201    4.8299     1.8471      1.8471
   17     4.5173    4.5894     1.6230      1.5158       67    4.7235    4.8335     1.8453      1.8453
   18     4.5255    4.5986     1.5374      1.4465       68    4.7245    4.8267     1.8434      1.8434
   19     4.5352    4.6093     1.5482      1.4568       69    4.7263    4.8195     1.8415      1.8415
   20     4.5439    4.6115     1.5178      1.4460       70    4.7283    4.8120     1.8395      1.8395
   21     4.5538    4.6137     1.5229      1.4513       71    4.7295    4.8052     1.8375      1.8375
   22     4.5619    4.6155     1.4970      1.4469       72    4.7309    4.7966     1.8354      1.8354
   23     4.5701    4.6161     1.4908      1.4485       73    4.7850    4.7876     1.8334      1.8334
   24     4.5789    4.6163     1.5055      1.4514       74    4.7876    4.7889     1.8311      1.8311
   25     4.5469    4.6151     1.4986      1.4545       75    4.7890    4.7894     1.8289      1.8289
   26     4.5522    4.6204     1.5134      1.4577       76    4.7914    4.7904     1.8266      1.8266
   27     4.5572    4.6254     1.5067      1.4609       77    4.7933    4.7908     1.8243      1.8243
   28     4.5622    4.6311     1.5109      1.4642       78    4.7945    4.7914     1.8219      1.8219
   29     4.5676    4.6355     1.5365      1.4718       79    4.7968    4.7931     1.8194      1.8194
   30     4.5711    4.6404     1.5198      1.4711       80    4.7981    4.8093     1.8169      1.8169
   31     4.5759    4.6457     1.5348      1.4747       81    4.8007    4.8273     1.8144      1.8144
   32     4.5799    4.6454     1.5304      1.4798       82    4.8012    4.8464     1.8118      1.8118
   33     4.5844    4.6458     1.5472      1.4851       83    4.8028    4.8645     1.8091      1.8091
   34     4.5883    4.6442     1.5434      1.4906       84    4.8044    4.8828     1.8064      1.8064
   35     4.5933    4.6435     1.5501      1.4962       85    4.8552    4.9025     1.8050      1.8050
   36     4.5961    4.6427     1.5672      1.5020       86    4.8572    4.9038     1.8016      1.8016
   37     4.5885    4.6397     1.5641      1.5079       87    4.8590    4.9049     1.7982      1.7982
   38     4.5923    4.6423     1.5818      1.5144       88    4.8606    4.9066     1.7947      1.7947
   39     4.5948    4.6450     1.6332      1.5210       89    4.8628    4.9073     1.7912      1.7912
   40     4.5979    4.6472     1.7222      1.5303       90    4.8626    4.9084     1.7878      1.7878
   41     4.6008    4.6493     1.7980      1.5779       91    4.8649    4.9107     1.7845      1.7845
   42     4.6026    4.6517     1.8579      1.6309       92    4.8657    4.9219     1.7814      1.7814
   43     4.6060    4.6548     1.8821      1.6963       93    4.8675    4.9347     1.7784      1.7784
   44     4.6092    4.6648     1.8787      1.7637       94    4.8679    4.9476     1.7756      1.7756
   45     4.6112    4.6767     1.8774      1.8340       95    4.8691    4.9596     1.7728      1.7728
   46     4.6130    4.6869     1.8763      1.8763       96    4.8700    4.9735     1.7702      1.7702
   47     4.6159    4.6986     1.8751      1.8751       97    4.9282    4.9847     1.7676      1.7676
   48     4.6195    4.7110     1.8739      1.8739       98    4.9307    4.9858     1.7652      1.7652
   49     4.6740    4.7210     1.8726      1.8726       99    4.9313    4.9865     1.7629      1.7629
   50     4.6780    4.7245     1.8714      1.8714      100    4.9324    4.9879     1.7606      1.7606
-------------------------------------------------------------------------------------------------------------

(1) Assumes the Pricing Prepayment Speed to call.
(2) Calculated as (a) interest collections on the Group I Mortgage Loans (net of the servicing and trustee fees), less the aggregate amount of interest due on the Group I Certificates divided by (b) the aggregate principal balance of the Group I Mortgage Loans as of the beginning of the period, and (c) multiplied by 12.

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

                                         Group II Excess Spread(1)(2)
-------------------------------------------------------------------------------------------------------------
           FWD 1    FWD 6                                      FWD 1    FWD 6
           Month    Month      STATIC      FORWARD             Month    Month      STATIC      FORWARD
 Period   LIBOR %  LIBOR %   LIBOR (%)    LIBOR (%)   Period  LIBOR %  LIBOR %   LIBOR (%)    LIBOR (%)
-------------------------------------------------------------------------------------------------------------
    1     3.9354    4.2900     1.4870      1.4870       51    4.6813    4.7277     6.0118      5.7332
    2     4.0816    4.3840     2.1706      2.0246       52    4.6859    4.7305     6.0139      5.7312
    3     4.2842    4.4619     2.0243      1.6805       53    4.6888    4.7330     6.4010      6.2104
    4     4.3014    4.5131     2.0239      1.6632       54    4.6909    4.7358     6.0181      5.7630
    5     4.4039    4.5595     2.4628      2.0254       55    4.6948    4.7392     6.1485      5.9116
    6     4.5363    4.5904     2.0246      1.4406       56    4.6980    4.7511     6.0226      5.7612
    7     4.4601    4.6072     2.1707      1.6591       57    4.7010    4.7648     6.1530      5.9108
    8     4.5528    4.6128     2.0243      1.4247       58    4.7034    4.7763     6.0273      5.7611
    9     4.5827    4.6015     2.1685      1.5450       59    4.7064    4.7908     6.0587      5.8405
   10     4.5520    4.5876     2.0141      1.4244       60    4.7091    4.8028     6.3484      6.1545
   11     4.6015    4.5823     2.0060      1.3773       61    4.7106    4.8145     6.2228      6.0054
   12     4.6124    4.5678     2.1548      1.5085       62    4.7130    4.8181     6.3503      6.1531
   13     4.4786    4.5495     2.0114      1.4759       63    4.7145    4.8214     6.2219      6.0012
   14     4.4886    4.5603     2.1610      1.6054       64    4.7174    4.8244     6.2215      5.9982
   15     4.4989    4.5696     2.0180      1.4514       65    4.7192    4.8273     6.6099      6.4885
   16     4.5086    4.5797     2.0211      1.4430       66    4.7201    4.8299     6.2740      6.1016
   17     4.5173    4.5894     2.4635      1.8902       67    4.7235    4.8335     6.4027      6.2500
   18     4.5255    4.5986     2.0299      1.4312       68    4.7245    4.8267     6.2743      6.0982
   19     4.5352    4.6093     2.1795      1.5676       69    4.7263    4.8195     6.4024      6.2473
   20     4.5439    4.6115     2.0378      1.4166       70    4.7283    4.8120     6.2745      6.0950
   21     4.5538    4.6137     2.1873      1.5522       71    4.7295    4.8052     6.2746      6.0754
   22     4.5619    4.6155     2.0462      1.4025       72    4.7309    4.7966     6.4097      6.2395
   23     4.5701    4.6161     4.1602      3.4490       73    4.7850    4.7876     6.2818      6.0411
   24     4.5789    4.6163     4.4726      3.7725       74    4.7876    4.7889     6.4099      6.1913
   25     4.5469    4.6151     4.3457      3.6506       75    4.7890    4.7894     6.2820      6.0378
   26     4.5522    4.6204     4.5075      3.8262       76    4.7914    4.7904     6.2821      6.0358
   27     4.5572    4.6254     4.3829      3.6705       77    4.7933    4.7908     6.5382      6.3265
   28     4.5622    4.6311     4.4039      3.6828       78    4.7945    4.7914     6.2824      6.0216
   29     4.5676    4.6355     5.1872      4.7161       79    4.7968    4.7931     6.4105      6.1723
   30     4.5711    4.6404     4.9682      4.4562       80    4.7981    4.8093     6.2826      6.0187
   31     4.5759    4.6457     5.1352      4.6401       81    4.8007    4.8273     6.4107      6.1692
   32     4.5799    4.6454     5.0235      4.4983       82    4.8012    4.8464     6.2829      6.0162
   33     4.5844    4.6458     5.1905      4.6828       83    4.8028    4.8645     6.2830      6.0801
   34     4.5883    4.6442     5.0826      4.5444       84    4.8044    4.8828     6.4111      6.2421
   35     4.5933    4.6435     5.6091      5.1025       85    4.8552    4.9025     6.2833      6.0445
   36     4.5961    4.6427     5.8090      5.3287       86    4.8572    4.9038     6.4114      6.1972
   37     4.5885    4.6397     5.7101      5.2097       87    4.8590    4.9049     6.2836      6.0414
   38     4.5923    4.6423     5.9353      5.4541       88    4.8606    4.9066     6.2838      6.0402
   39     4.5948    4.6450     5.8372      5.3917       89    4.8628    4.9073     6.6677      6.5396
   40     4.5979    4.6472     5.8307      5.4768       90    4.8626    4.9084     6.2841      6.0795
   41     4.6008    4.6493     6.3510      6.1288       91    4.8649    4.9107     6.4122      6.2321
   42     4.6026    4.6517     5.9782      5.6990       92    4.8657    4.9219     6.2844      6.0771
   43     4.6060    4.6548     6.1117      5.8487       93    4.8675    4.9347     6.4125      6.2302
   44     4.6092    4.6648     5.9868      5.7017       94    4.8679    4.9476     6.2848      6.0755
   45     4.6112    4.6767     6.1202      5.8527       95    4.8691    4.9596     6.2850      6.1209
   46     4.6130    4.6869     5.9957      5.7074       96    4.8700    4.9735     6.4131      6.2824
   47     4.6159    4.6986     6.0024      5.7760       97    4.9282    4.9847     6.2854      6.0764
   48     4.6195    4.7110     6.1347      5.9304       98    4.9307    4.9858     6.4135      6.2307
   49     4.6740    4.7210     6.0079      5.7357       99    4.9313    4.9865     6.2858      6.0741
   50     4.6780    4.7245     6.1384      5.8839      100    4.9324    4.9879     6.2860      6.0733
-------------------------------------------------------------------------------------------------------------

(1) Assumes the Pricing Prepayment Speed to call.
(2) Calculated as (a) interest collections on the Group II Mortgage Loans (net of the servicing and trustee fees), less the aggregate amount of interest due on the Group II Certificates divided by (b) the aggregate principal balance of the Group II Mortgage Loans as of the beginning of the period, and (c) multiplied by 12.

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

                                Breakeven Losses
--------------------------------------------------------------------------------
                                  Static LIBOR               Forward LIBOR
                          -------------------------   --------------------------
                                         Cumulative                  Cumulative
Class    Moody's   S&P    Break CDR(1)   Losses(2)    Break CDR(1)   Losses(2)
--------------------------------------------------------------------------------
MF-1       Aa2      AA        16.99        18.73%         16.74        18.56%
MF-2        A2      A         10.86        13.92%         10.64        13.72%
MF-3        A3      A-         9.57        12.70%          9.36        12.49%
MF-4       Baa1    BBB+        8.23        11.34%          8.02        11.12%
MF-5       Baa2    BBB         7.64        10.69%          7.23        10.25%
MF-6       Baa3    BBB-        7.01        10.00%          6.58         9.51%
MV-1       Aa2      AA        37.58        23.34%         36.33        22.93%
MV-2        A2      A         23.84        17.97%         22.80        17.47%
MV-3        A3      A-        21.01        16.57%         20.02        16.06%
MV-4       Baa1    BBB+       18.12        15.01%         17.18        14.47%
MV-5       Baa2    BBB        16.23        13.90%         15.32        13.34%
MV-6       Baa3    BBB-       14.35        12.72%         13.47        12.14%
--------------------------------------------------------------------------------

(1) The "Break CDR" is the CDR that creates first dollar of principal loss on the related bond.

(2) As a percentage of the Cut-Off Date balance of the Mortgage Loans in the related loan group.


ASSUMPTIONS:
40% Loss
Severity
12 Month Lag
Triggers Set to Fail
Run to maturity
Defaults are in addition to prepays
Prepays according to Pricing Speed
Principal and interest advanced on all defaulted loans

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                      Group I Bond Summary - To Call
--------------------------------------------------------------------------------------------------------
CLASS AF-1
PREPAY SPEED                         50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                            1.68          1.24          1.00            0.85           0.75
Modified Duration (yrs)              1.60          1.19          0.97            0.83           0.74
Principal Window (mths)              1 - 41        1 - 29        1 - 22          1 - 18         1 - 16


CLASS AF-2
PREPAY SPEED                         50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                            4.15          2.85          2.20            1.80           1.53
Modified Duration (yrs)              3.67          2.60          2.04            1.69           1.44
Principal Window (mths)              41 - 59       29 - 40       22 - 31         18 - 25        16 - 21


CLASS AF-3
PREPAY SPEED                         50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                            6.10          4.03          3.00            2.41           2.02
Modified Duration (yrs)              5.13          3.56          2.72            2.22           1.88
Principal Window (mths)              59 - 100      40 - 60       31 - 44         25 - 33        21 - 28


CLASS AF-4
PREPAY SPEED                        50 PPC         75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                           12.33          7.67          5.00            3.66           2.63
Modified Duration (yrs)             8.81           6.09          4.28            3.25           2.40
Principal Window (mths)             100 - 191      60 - 134      44 - 84         33 - 60        28 - 36


CLASS AF-5
PREPAY SPEED                        50 PPC         75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                           15.93          11.18         8.31            6.20           4.62
Modified Duration (yrs)             10.23          8.08          6.46            5.09           3.95
Principal Window (mths)             191 - 191      134 - 134     84 - 100        60 - 79        36 - 64


CLASS AF-6
PREPAY SPEED                         50 PPC       75 PPC         100 PPC         125 PPC        150 PPC
WAL (yrs)                            7.36         6.96           6.56            5.92           5.21
Modified Duration (yrs)              5.91         5.65           5.39            4.96           4.46
Principal Window (mths)              37 - 120     37 - 117       37 - 100        41 - 79        48 - 64


CLASS MF-1
PREPAY SPEED                         50 PPC       75 PPC         100 PPC         125 PPC        150 PPC
WAL (yrs)                            11.70        8.23           6.22            5.03           4.45
Modified Duration (yrs)              8.16         6.31           5.05            4.23           3.82
Principal Window (mths)              74 - 191     51 - 134       39 - 100        39 - 79        43 - 64
--------------------------------------------------------------------------------------------------------

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                      Group I Bond Summary - To Call
---------------------------------------------------------------------------------------------------------
CLASS MF-2
PREPAY SPEED                        50 PPC        75 PPC         100 PPC         125 PPC        150 PPC
WAL (yrs)                           11.70         8.23           6.22            5.00           4.32
Modified Duration (yrs)             8.15          6.30           5.04            4.21           3.72
Principal Window (mths)             74 - 191      51 - 134       39 - 100        38 - 79        40 - 64


CLASS MF-3
PREPAY SPEED                        50 PPC        75 PPC         100 PPC         125 PPC        150 PPC
WAL (yrs)                           11.70         8.23           6.22            5.00           4.28
Modified Duration (yrs)             8.15          6.30           5.04            4.20           3.68
Principal Window (mths)             74 - 191      51 - 134       39 - 100        38 - 79        40 - 64


CLASS MF-4
PREPAY SPEED                        50 PPC        75 PPC         100 PPC         125 PPC        150 PPC
WAL (yrs)                           11.70         8.23           6.22            5.00           4.25
Modified Duration (yrs)             8.14          6.30           5.04            4.20           3.66
Principal Window (mths)             74 - 191      51 - 134       39 - 100        38 - 79        39 - 64


CLASS MF-5
PREPAY SPEED                        50 PPC        75 PPC         100 PPC         125 PPC        150 PPC
WAL (yrs)                           11.70         8.23           6.22            4.99           4.25
Modified Duration (yrs)             8.14          6.30           5.04            4.19           3.66
Principal Window (mths)             74 - 191      51 - 134       39 - 100        37 - 79        39 - 64


CLASS MF-6
PREPAY SPEED                        50 PPC        75 PPC         100 PPC         125 PPC        150 PPC
WAL (yrs)                           11.70         8.23           6.22            4.98           4.24
Modified Duration (yrs)             8.14          6.30           5.04            4.19           3.65
Principal Window (mths)             74 - 191      51 - 134       39 - 100        37 - 79        38 - 64

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                    Group I Bond Summary - To Maturity
---------------------------------------------------------------------------------------------------------
CLASS AF-1
PREPAY SPEED                         50 PPC       75 PPC         100 PPC         125 PPC        150 PPC
WAL (yrs)                            1.68         1.24           1.00            0.85           0.75
Modified Duration (yrs)              1.60         1.19           0.97            0.83           0.74
Principal Window (mths)              1 - 41       1 - 29         1 - 22          1 - 18         1 - 16


CLASS AF-2
PREPAY SPEED                         50 PPC       75 PPC         100 PPC         125 PPC        150 PPC
WAL (yrs)                            4.15         2.85           2.20            1.80           1.53
Modified Duration (yrs)              3.67         2.60           2.04            1.69           1.44
Principal Window (mths)              41 - 59      29 - 40        22 - 31         18 - 25        16 - 21


CLASS AF-3
PREPAY SPEED                         50 PPC       75 PPC         100 PPC         125 PPC        150 PPC
WAL (yrs)                            6.10         4.03           3.00            2.41           2.02
Modified Duration (yrs)              5.13         3.56           2.72            2.22           1.88
Principal Window (mths)              59 - 100     40 - 60        31 - 44         25 - 33        21 - 28


CLASS AF-4
PREPAY SPEED                         50 PPC       75 PPC         100 PPC         125 PPC        150 PPC
WAL (yrs)                            12.33        7.68           5.00            3.66           2.63
Modified Duration (yrs)              8.81         6.10           4.28            3.25           2.40
Principal Window (mths)              100 - 192    60 - 140       44 - 84         33 - 60        28 - 36


CLASS AF-5
PREPAY SPEED                         50 PPC       75 PPC         100 PPC         125 PPC        150 PPC
WAL (yrs)                            21.02        16.12          12.42           8.94           5.85
Modified Duration (yrs)              11.90        10.17          8.55            6.64           4.70
Principal Window (mths)              192 - 343    140 - 305      84 - 252        60 - 206       36 - 172


CLASS AF-6
PREPAY SPEED                         50 PPC       75 PPC         100 PPC         125 PPC        150 PPC
WAL (yrs)                            7.36         6.96           6.70            6.66           6.85
Modified Duration (yrs)              5.91         5.65           5.48            5.45           5.58
Principal Window (mths)              37 - 120     37 - 117       37 - 116        41 - 116       48 - 129


CLASS MF-1
PREPAY SPEED                         50 PPC       75 PPC         100 PPC         125 PPC        150 PPC
WAL (yrs)                            12.99        9.48           7.29            5.92           5.22
Modified Duration (yrs)              8.59         6.85           5.61            4.76           4.32
Principal Window (mths)              74 - 327     51 - 274       39 - 220        39 - 178       43 - 148

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                    Group I Bond Summary - To Maturity
---------------------------------------------------------------------------------------------------------
CLASS MF-2
PREPAY SPEED                         50 PPC       75 PPC         100 PPC         125 PPC        150 PPC
WAL (yrs)                            12.96        9.43           7.25            5.86           5.06
Modified Duration (yrs)              8.57         6.83           5.58            4.72           4.20
Principal Window (mths)              74 - 317     51 - 259       39 - 205        38 - 167       40 - 138


CLASS MF-3
PREPAY SPEED                         50 PPC       75 PPC         100 PPC         125 PPC        150 PPC
WAL (yrs)                            12.93        9.39           7.21            5.82           4.99
Modified Duration (yrs)              8.56         6.81           5.57            4.70           4.15
Principal Window (mths)              74 - 302     51 - 240       39 - 188        38 - 153       40 - 126


CLASS MF-4
PREPAY SPEED                         50 PPC       75 PPC         100 PPC         125 PPC        150 PPC
WAL (yrs)                            12.90        9.35           7.18            5.80           4.94
Modified Duration (yrs)              8.55         6.80           5.55            4.68           4.12
Principal Window (mths)              74 - 297     51 - 233       39 - 183        38 - 148       39 - 122


CLASS MF-5
PREPAY SPEED                         50 PPC       75 PPC         100 PPC         125 PPC        150 PPC
WAL (yrs)                            12.86        9.32           7.15            5.77           4.92
Modified Duration (yrs)              8.54         6.79           5.54            4.67           4.11
Principal Window (mths)              74 - 289     51 - 225       39 - 177        37 - 142       39 - 117


CLASS MF-6
PREPAY SPEED                         50 PPC       75 PPC         100 PPC         125 PPC        150 PPC
WAL (yrs)                            12.83        9.28           7.12            5.73           4.89
Modified Duration (yrs)              8.53         6.77           5.53            4.65           4.08
Principal Window (mths)              74 - 284     51 - 219       39 - 172        37 - 138       38 - 114
--------------------------------------------------------------------------------------------------------

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                     Group II Bond Summary - To Call
---------------------------------------------------------------------------------------------------------
CLASS AV-1
PREPAY SPEED                         50 PPC       75 PPC         100 PPC         125 PPC        150 PPC
WAL (yrs)                            4.41         2.94           2.02            1.21           0.98
Modified Duration (yrs)              3.69         2.59           1.85            1.16           0.94
Principal Window (mths)              1 - 191      1 - 134        1 - 100         1 - 36         1 - 28


CLASS AV-2A
PREPAY SPEED                         50 PPC       75 PPC         100 PPC         125 PPC        150 PPC
WAL (yrs)                            2.07         1.36           1.00            0.78           0.63
Modified Duration (yrs)              1.94         1.30           0.97            0.76           0.62
Principal Window (mths)              1 - 61       1 - 39         1 - 27          1 - 21         1 - 16


CLASS AV-2B
PREPAY SPEED                         50 PPC       75 PPC         100 PPC         125 PPC        150 PPC
WAL (yrs)                            7.82         5.14           3.00            2.08           1.66
Modified Duration (yrs)              6.56         4.56           2.79            1.98           1.59
Principal Window (mths)              61 - 140     39 - 93        27 - 67         21 - 30        16 - 23


CLASS AV-2C
PREPAY SPEED                         50 PPC       75 PPC         100 PPC         125 PPC        150 PPC
WAL (yrs)                            14.55        9.92           7.29            2.69           2.14
Modified Duration (yrs)              10.69        7.98           6.20            2.52           2.03
Principal Window (mths)              140 - 191    93 - 134       67 - 100        30 - 35        23 - 28


CLASS MV-1
PREPAY SPEED                         50 PPC       75 PPC         100 PPC         125 PPC        150 PPC
WAL (yrs)                            9.69         6.49           5.38            5.77           4.75
Modified Duration (yrs)              7.60         5.48           4.71            5.03           4.25
Principal Window (mths)              54 - 191     38 - 134       46 - 100        36 - 79        28 - 64


CLASS MV-2
PREPAY SPEED                         50 PPC       75 PPC         100 PPC         125 PPC        150 PPC
WAL (yrs)                            9.69         6.49           5.08            4.80           3.75
Modified Duration (yrs)              7.53         5.44           4.44            4.26           3.41
Principal Window (mths)              54 - 191     37 - 134       42 - 100        47 - 79        36 - 64


CLASS MV-3
PREPAY SPEED                         50 PPC       75 PPC         100 PPC         125 PPC        150 PPC
WAL (yrs)                            9.69         6.49           4.99            4.44           3.50
Modified Duration (yrs)              7.51         5.43           4.36            3.96           3.19
Principal Window (mths)              54 - 191     37 - 134       41 - 100        45 - 79        35 - 64


CLASS MV-4
PREPAY SPEED                         50 PPC       75 PPC         100 PPC         125 PPC        150 PPC
WAL (yrs)                            9.69         6.49           4.96            4.34           3.42
Modified Duration (yrs)              7.30         5.31           4.27            3.82           3.09
Principal Window (mths)              54 - 191     37 - 134       40 - 100        43 - 79        33 - 64
---------------------------------------------------------------------------------------------------------

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                     Group II Bond Summary - To Call
---------------------------------------------------------------------------------------------------------
CLASS MV-5
PREPAY SPEED                         50 PPC       75 PPC         100 PPC         125 PPC        150 PPC
WAL (yrs)                            9.69         6.49           4.95            4.28           3.38
Modified Duration (yrs)              7.26         5.29           4.24            3.76           3.04
Principal Window (mths)              54 - 191     37 - 134       39 - 100        42 - 79        32 - 64


CLASS MV-6
PREPAY SPEED                         50 PPC       75 PPC         100 PPC         125 PPC        150 PPC
WAL (yrs)                            9.69         6.49           4.93            4.22           3.34
Modified Duration (yrs)              7.07         5.19           4.16            3.67           2.97
Principal Window (mths)              54 - 191     37 - 134       39 - 100        41 - 79        32 - 64
---------------------------------------------------------------------------------------------------------

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                   Group II Bond Summary - To Maturity
---------------------------------------------------------------------------------------------------------
CLASS AV-1
PREPAY SPEED                         50 PPC       75 PPC         100 PPC         125 PPC        150 PPC
WAL (yrs)                            4.69         3.15           2.18            1.21           0.98
Modified Duration (yrs)              3.82         2.71           1.94            1.16           0.94
Principal Window (mths)              1 - 323      1 - 249        1 - 187         1 - 36         1 - 28


CLASS AV-2A
PREPAY SPEED                         50 PPC       75 PPC         100 PPC         125 PPC        150 PPC
WAL (yrs)                            2.07         1.36           1.00            0.78           0.63
Modified Duration (yrs)              1.94         1.30           0.97            0.76           0.62
Principal Window (mths)              1 - 61       1 - 39         1 - 27          1 - 21         1 - 16


CLASS AV-2B
PREPAY SPEED                         50 PPC       75 PPC         100 PPC         125 PPC        150 PPC
WAL (yrs)                            7.82         5.14           3.00            2.08           1.66
Modified Duration (yrs)              6.56         4.56           2.79            1.98           1.59
Principal Window (mths)              61 - 140     39 - 93        27 - 67         21 - 30        16 - 23


CLASS AV-2C
PREPAY SPEED                         50 PPC       75 PPC         100 PPC         125 PPC        150 PPC
WAL (yrs)                            15.80        10.68          7.81            2.69           2.14
Modified Duration (yrs)              11.26        8.42           6.54            2.52           2.03
Principal Window (mths)              140 - 280    93 - 200       67 - 148        30 - 35        23 - 28


CLASS MV-1
PREPAY SPEED                         50 PPC       75 PPC         100 PPC         125 PPC        150 PPC
WAL (yrs)                            10.31        6.92           5.68            6.62           5.39
Modified Duration (yrs)              7.87         5.71           4.90            5.62           4.72
Principal Window (mths)              54 - 304     38 - 224       46 - 167        36 - 145       28 - 116


CLASS MV-2
PREPAY SPEED                         50 PPC       75 PPC         100 PPC         125 PPC        150 PPC
WAL (yrs)                            10.27        6.88           5.35            4.99           3.89
Modified Duration (yrs)              7.78         5.65           4.61            4.39           3.51
Principal Window (mths)              54 - 290     37 - 210       42 - 156        47 - 120       36 - 96


CLASS MV-3
PREPAY SPEED                         50 PPC       75 PPC         100 PPC         125 PPC        150 PPC
WAL (yrs)                            10.23        6.84           5.23            4.61           3.62
Modified Duration (yrs)              7.74         5.62           4.51            4.08           3.28
Principal Window (mths)              54 - 271     37 - 192       41 - 142        45 - 109       35 - 87


CLASS MV-4
PREPAY SPEED                         50 PPC       75 PPC         100 PPC         125 PPC        150 PPC
WAL (yrs)                            10.20        6.81           5.19            4.50           3.53
Modified Duration (yrs)              7.50         5.48           4.40            3.93           3.17
Principal Window (mths)              54 - 264     37 - 186       40 - 137        43 - 106       33 - 84
---------------------------------------------------------------------------------------------------------

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                   Group II Bond Summary - To Maturity
---------------------------------------------------------------------------------------------------------
CLASS MV-5
PREPAY SPEED                         50 PPC       75 PPC         100 PPC         125 PPC        150 PPC
WAL (yrs)                            10.17        6.78           5.15            4.41           3.47
Modified Duration (yrs)              7.45         5.45           4.36            3.85           3.11
Principal Window (mths)              54 - 255     37 - 178       39 - 131        42 - 101       32 - 80


CLASS MV-6
PREPAY SPEED                         50 PPC       75 PPC         100 PPC         125 PPC        150 PPC
WAL (yrs)                            10.12        6.75           5.10            4.34           3.42
Modified Duration (yrs)              7.23         5.32           4.26            3.74           3.03
Principal Window (mths)              54 - 247     37 - 171       39 - 126        41 - 97        32 - 77
---------------------------------------------------------------------------------------------------------

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

Information with respect to the Mortgage Loans expected to be included in the mortgage pool is set forth below. Prior to the Closing Date mortgage loans may be removed from the mortgage pool and other loans may be substituted therefore. The Depositor believes that the information set forth herein with respect to the mortgage pool as presently constituted is representative of the characteristics of each loan group as they will be constituted at the Closing Date, although some characteristics of the mortgage loans in the mortgage pool may vary.

                       AGGREGATE MORTGAGE LOAN STATISTICS

                             AS OF THE CUT-OFF DATE

                                                                               MINIMUM         MAXIMUM
                                                                               -------         -------
Scheduled Principal Balance                          $817,002,509.97          $22,974.62     $920,000.00
Average Scheduled Principal Balance                      $186,317.56
Number of Mortgage Loans                                       4,385

Weighted Average Gross Coupon                                 7.131%              4.990%         12.500%
Weighted Average FICO Score                                      632                 500             814
Weighted Average Original LTV                                 82.83%              10.00%         100.00%

Weighted Average Original Term                            355 months          120 months      360 months
Weighted Average Stated Remaining Term                    353 months          117 months      360 months
Weighted Average Seasoning                                  2 months            0 months       22 months

Weighted Average Gross Margin                                 6.483%              1.610%          9.990%
Weighted Average Minimum Interest Rate                        6.926%              3.490%         11.990%
Weighted Average Maximum Interest Rate                       13.628%             10.500%         19.490%
Weighted Average Initial Rate Cap                             2.985%              1.000%          4.950%
Weighted Average Subsequent Rate Cap                          1.070%              1.000%          2.000%
Weighted Average Months to Roll                            27 months            2 months       60 months

Maturity Date                                                               Jul. 1, 2015    Oct. 1, 2035
Maximum Zip Code Concentration                                 0.34% 11236

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
CURRENT PRINCIPAL BALANCE ($)             LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
      0.01 -  50,000.00                     53     2,292,813.07      0.28    8.379        302       61.42        597
 50,000.01 - 100,000.00                    856    67,503,622.01      8.26    7.657        347       82.69        622
100,000.01 - 150,000.00                  1,087   136,111,442.96     16.66    7.380        352       83.85        623
150,000.01 - 200,000.00                    910   158,569,400.31     19.41    7.121        351       83.44        630
200,000.01 - 250,000.00                    509   114,375,744.18     14.00    7.041        356       81.75        630
250,000.01 - 300,000.00                    365    99,774,757.68     12.21    6.993        355       82.53        633
300,000.01 - 350,000.00                    239    77,438,876.20      9.48    6.971        356       82.83        632
350,000.01 - 400,000.00                    157    58,913,663.47      7.21    6.995        357       83.10        640
400,000.01 - 450,000.00                     81    34,466,517.62      4.22    6.879        356       82.60        642
450,000.01 - 500,000.00                     71    34,059,078.78      4.17    7.029        353       83.60        652
500,000.01 - 550,000.00                     25    13,147,647.32      1.61    6.634        353       81.78        659
550,000.01 - 600,000.00                     16     9,109,122.75      1.11    6.971        358       81.30        657
600,000.01 - 650,000.00                      6     3,730,611.72      0.46    6.728        358       81.93        624
650,000.01 - 700,000.00                      3     2,066,899.99      0.25    5.881        358       82.60        689
700,000.01 - 750,000.00                      5     3,678,675.20      0.45    6.717        359       76.40        640
800,000.01 - 850,000.00                      1       843,636.71      0.10    6.375        357       79.07        784
900,000.01 - 950,000.00                      1       920,000.00      0.11    7.250        359       80.00        730
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    4,385   817,002,509.97    100.00    7.131        353       82.83        632

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
CURRENT GROSS RATE                        LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
 4.500 -  4.999                              5     1,171,627.68      0.14     4.990       358       79.38        650
 5.000 -  5.499                             25     6,051,251.66      0.74     5.369       354       76.53        699
 5.500 -  5.999                            236    57,869,254.94      7.08     5.864       350       79.68        662
 6.000 -  6.499                            507   108,407,337.38     13.27     6.299       351       80.88        655
 6.500 -  6.999                          1,251   256,719,542.84     31.42     6.782       355       82.68        643
 7.000 -  7.499                            762   135,751,724.68     16.62     7.273       353       84.15        635
 7.500 -  7.999                            913   154,890,212.35     18.96     7.749       354       84.34        611
 8.000 -  8.499                            279    43,037,810.31      5.27     8.252       357       84.99        601
 8.500 -  8.999                            255    36,512,885.59      4.47     8.756       353       82.70        576
 9.000 -  9.499                             59     6,362,380.31      0.78     9.263       350       83.15        570
 9.500 -  9.999                             61     6,938,457.33      0.85     9.724       352       81.17        561
10.000 - 10.499                             11     1,178,957.22      0.14    10.282       358       79.97        561
10.500 - 10.999                             14     1,597,647.08      0.20    10.858       348       77.24        555
11.000 - 11.499                              1       104,966.38      0.01    11.490       359       50.00        557
11.500 - 11.999                              5       358,493.01      0.04    11.669       358       71.22        562
12.500 - 12.999                              1        49,961.21      0.01    12.500       357       78.13        509
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    4,385   817,002,509.97    100.00     7.131       353       82.83        632

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
FICO                                      LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
500 - 524                                  223    37,797,054.24      4.63    8.144        354       72.41        513
525 - 549                                  218    37,665,863.50      4.61    8.090        356       77.42        537
550 - 574                                  255    46,247,750.39      5.66    7.643        355       79.81        564
575 - 599                                  566    94,753,338.64     11.60    7.241        354       81.39        589
600 - 624                                  764   135,160,694.74     16.54    7.111        353       82.58        613
625 - 649                                  863   164,632,333.22     20.15    7.021        354       84.57        636
650 - 674                                  704   134,941,334.58     16.52    6.954        353       85.56        661
675 - 699                                  384    76,548,677.68      9.37    6.836        352       85.40        686
700 - 724                                  185    38,758,613.50      4.74    6.703        350       83.67        710
725 - 749                                  118    25,248,328.52      3.09    6.601        354       83.92        735
750 - 774                                   72    17,014,826.03      2.08    6.786        355       84.66        762
775 - 799                                   24     6,942,923.25      0.85    6.438        340       78.10        786
800 - 824                                    9     1,290,771.68      0.16    6.605        358       78.85        806
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    4,385   817,002,509.97    100.00    7.131        353       82.83        632

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
ORIGINAL LTV                              LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
 0.00 - 49.99                               71     9,272,569.71      1.13    7.104        339       40.49        617
50.00 - 54.99                               33     5,939,415.30      0.73    7.110        346       52.64        605
55.00 - 59.99                               51     9,198,401.21      1.13    6.912        349       57.36        617
60.00 - 64.99                               76    13,102,597.82      1.60    7.344        350       62.95        586
65.00 - 69.99                              112    22,143,317.73      2.71    7.065        353       67.46        598
70.00 - 74.99                              202    41,787,889.01      5.11    7.224        354       72.16        600
75.00 - 79.99                              337    69,784,239.89      8.54    7.097        353       77.37        613
80.00                                    1,649   300,996,903.04     36.84    6.958        355       80.00        641
80.01 - 84.99                              189    38,210,009.84      4.68    6.958        351       83.46        618
85.00 - 89.99                              402    78,099,051.41      9.56    7.263        352       86.32        617
90.00 - 94.99                              540   102,835,063.59     12.59    7.333        352       90.54        630
95.00 - 99.99                              211    40,332,479.01      4.94    7.329        349       95.95        650
100.00                                     512    85,300,572.41     10.44    7.353        354       100.00       665
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    4,385   817,002,509.97    100.00    7.131        353       82.83        632

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
ORIGINAL TERM (MONTHS)                    LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
120                                          8       745,981.40      0.09    7.636        119       80.71        642
180                                        131    17,132,724.98      2.10    6.988        178       80.92        641
240                                         40     6,505,566.22      0.80    7.106        239       84.22        650
300                                          3       441,994.16      0.05    7.083        298       88.34        621
360                                      4,203   792,176,243.21     96.96    7.134        358       82.86        632
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    4,385   817,002,509.97    100.00    7.131        353       82.83        632

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
STATED REMAINING TERM (MONTHS)            LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
 61 - 120                                    8       745,981.40      0.09    7.636        119       80.71        642
121 - 180                                  131    17,132,724.98      2.10    6.988        178       80.92        641
181 - 240                                   40     6,505,566.22      0.80    7.106        239       84.22        650
241 - 300                                    3       441,994.16      0.05    7.083        298       88.34        621
301 - 360                                4,203   792,176,243.21     96.96    7.134        358       82.86        632
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    4,385   817,002,509.97    100.00    7.131        353       82.83        632

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
FRM/ARM                                   LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
ARM                                      2,271   446,191,828.94     54.61    7.084        358       83.11        632
Fixed Rate                               2,114   370,810,681.03     45.39    7.187        347       82.48        632
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    4,385   817,002,509.97    100.00    7.131        353       82.83        632

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
PRODUCT                                   LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
Fixed 30 yr                              1,822   317,967,703.99     38.92    7.240        358       82.35        628
ARM 2/28                                 1,292   223,304,757.01     27.33    7.279        358       82.60        618
ARM 2/28 - 60mo IO                         487   114,643,460.19     14.03    6.877        358       83.54        650
ARM 3/27                                   270    53,081,132.62      6.50    7.232        358       83.74        626
Fixed 30 yr - 60mo IO                      110    28,016,710.28      3.43    6.713        358       84.55        667
ARM 3/27 - 60mo IO                         102    25,941,717.45      3.18    6.625        358       84.00        658
ARM 5/25                                    85    19,158,682.51      2.34    6.751        359       83.92        641
ARM 5/25 - 60mo IO                          35    10,062,079.16      1.23    6.159        359       82.36        681
Fixed 15 yr                                 73     7,788,021.22      0.95    7.483        178       76.39        622
Fixed 20 yr                                 39     6,175,566.22      0.76    7.113        239       83.38        648
Balloon 30/15                               37     5,369,771.76      0.66    6.625        178       81.56        648
Balloon 30/15 - 60mo IO                     15     3,000,882.00      0.37    6.514        178       88.60        673
Fixed 15 yr - 60mo IO                        6       974,050.00      0.12    6.486        178       89.81        659
Fixed 10 yr                                  8       745,981.40      0.09    7.636        119       80.71        642
Fixed 25 yr                                  3       441,994.16      0.05    7.083        298       88.34        621
Fixed 20 yr - 60mo IO                        1       330,000.00      0.04    6.990        239       100.00       681
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    4,385   817,002,509.97    100.00    7.131        353       82.83        632

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
PREPAY PENALTY ORIGINAL TERM (MONTHS)     LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
0                                          672   115,509,492.03     14.14    7.416        354       83.33        632
6                                            3       325,151.64      0.04    8.113        358       81.89        603
12                                         370    96,904,956.59     11.86    7.244        355       78.52        628
24                                       1,249   226,716,612.85     27.75    6.973        356       83.26        636
36                                         908   160,095,781.27     19.60    7.170        349       84.95        639
48                                           7       852,579.11      0.10    7.213        359       75.61        629
60                                       1,176   216,597,936.48     26.51    7.061        353       82.50        625
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    4,385   817,002,509.97    100.00    7.131        353       82.83        632

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
LIEN                                      LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
First Lien                               4,385   817,002,509.97    100.00    7.131        353       82.83        632
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    4,385   817,002,509.97    100.00    7.131        353       82.83        632

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
DOCUMENTATION TYPE                        LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
Full Doc                                 2,982   521,051,352.61     63.78    7.068        352       84.47        623
SI                                       1,372   286,677,586.47     35.09    7.242        355       79.85        648
Alt Doc                                     28     8,593,296.47      1.05    7.299        358       82.95        625
Lite Doc                                     3       680,274.42      0.08    6.094        315       72.83        712
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    4,385   817,002,509.97    100.00    7.131        353       82.83        632

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
LOAN PURPOSE                              LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
Cashout Refinance                        2,962   560,285,751.33     68.58    7.153        352       82.49        623
Purchase                                 1,175   215,503,093.94     26.38    7.103        357       83.26        655
Rate/Term Refinance                        248    41,213,664.70      5.04    6.978        353       85.09        633
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    4,385   817,002,509.97    100.00    7.131        353       82.83        632

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
PROPERTY TYPE                             LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
Single Family Detached                   3,925   715,913,175.34     87.63    7.123        353       83.25        632
Duplex                                     213    54,559,961.34      6.68    7.169        356       77.98        628
Condominium                                201    35,828,682.50      4.39    7.203        355       81.72        636
Triplex                                     23     6,044,897.29      0.74    7.170        359       80.46        660
Townhouse                                   14     2,744,922.73      0.34    7.188        359       84.68        616
Quadruplex                                   5     1,424,075.85      0.17    7.519        359       86.03        635
Row Home                                     4       486,794.92      0.06    7.366        323       88.45        610
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    4,385   817,002,509.97    100.00    7.131        353       82.83        632

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
OCCUPANCY TYPE                            LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
Owner-Occupied                           4,211   787,658,652.75     96.41    7.115        353       83.01        631
Non-Owner Occupied                         173    29,184,794.40      3.57    7.553        356       77.86        658
Second Home                                  1       159,062.82      0.02    7.500        358       90.00        655
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    4,385   817,002,509.97    100.00    7.131        353       82.83        632

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
STATE                                     LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
New York                                   352    97,354,066.89     11.92    7.153        355       76.89        621
California                                 236    71,320,290.14      8.73    6.881        355       79.10        644
Florida                                    380    69,721,700.00      8.53    7.187        356       81.37        636
Maryland                                   266    66,516,340.34      8.14    6.928        351       83.35        631
Michigan                                   378    52,590,831.48      6.44    7.086        355       86.11        642
Illinois                                   209    43,699,310.76      5.35    7.303        355       84.76        633
Virginia                                   177    37,108,387.80      4.54    7.030        354       84.24        636
New Jersey                                 144    36,814,548.06      4.51    7.099        358       81.05        614
Ohio                                       268    36,443,887.79      4.46    7.145        347       87.77        641
Arizona                                    149    26,133,796.46      3.20    7.092        354       81.98        643
Indiana                                    221    26,024,297.67      3.19    7.264        353       85.25        634
Pennsylvania                               178    24,650,763.04      3.02    7.372        352       85.99        625
Georgia                                    155    23,021,329.48      2.82    7.317        353       85.48        627
Massachusetts                               86    22,378,312.94      2.74    6.951        357       79.95        615
Nevada                                      66    17,215,449.21      2.11    6.925        358       83.91        642
North Carolina                             111    14,944,278.59      1.83    7.171        351       86.65        636
Tennessee                                  100    13,294,081.13      1.63    7.106        333       87.50        642
Connecticut                                 62    13,153,850.03      1.61    7.157        354       81.16        615
Wisconsin                                   88    13,045,910.50      1.60    7.370        354       87.04        634
Missouri                                   101    12,779,538.98      1.56    7.315        357       86.64        629
Colorado                                    62    11,567,693.27      1.42    6.874        357       84.77        659
Washington                                  43     8,035,885.83      0.98    7.157        353       82.73        622
Texas                                       72     8,020,360.48      0.98    7.953        336       85.61        623
South Carolina                              59     7,708,648.88      0.94    7.597        356       85.94        623
Rhode Island                                31     7,586,890.53      0.93    7.047        359       80.26        613
Kansas                                      68     7,538,452.43      0.92    7.348        337       88.18        637
Kentucky                                    53     7,432,759.79      0.91    7.075        351       86.35        641
Alabama                                     45     6,125,958.82      0.75    7.373        345       84.93        628
Minnesota                                   30     4,982,764.90      0.61    6.691        344       81.58        643
Utah                                        27     4,160,456.68      0.51    7.360        357       86.10        632
Maine                                       20     3,546,785.44      0.43    7.150        333       82.78        625
Delaware                                    16     3,528,686.31      0.43    6.986        359       81.23        605
Oregon                                      18     3,286,999.52      0.40    7.257        351       83.20        613
Oklahoma                                    26     2,860,877.44      0.35    7.640        344       82.80        630
New Mexico                                  16     2,323,581.30      0.28    7.693        358       87.74        606
New Hampshire                               10     2,229,358.33      0.27    6.708        342       82.29        635
Iowa                                        18     2,064,607.11      0.25    7.344        358       88.15        642
Arkansas                                    19     1,946,620.84      0.24    7.989        333       79.21        597
Nebraska                                    14     1,763,415.01      0.22    7.482        347       93.56        659
Idaho                                        8     1,574,249.31      0.19    7.283        358       79.83        610
Vermont                                      2       408,545.83      0.05    7.221        357       63.57        569
North Dakota                                 1        97,940.63      0.01    8.500        359       84.85        525
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    4,385   817,002,509.97    100.00    7.131        353       82.83        632

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
GROSS MARGIN                              LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
1.500 - 1.999                                5     1,373,326.28      0.31    5.786        359       82.38        648
2.000 - 2.499                               10     2,656,313.50      0.60    6.122        358       78.55        687
2.500 - 2.999                                8     2,057,989.03      0.46    6.515        358       77.90        599
3.000 - 3.499                                5     1,026,399.93      0.23    7.106        358       86.00        591
3.500 - 3.999                               19     5,333,696.25      1.20    7.359        358       81.59        646
4.000 - 4.499                               14     3,353,747.47      0.75    6.686        358       83.18        679
4.500 - 4.999                               39     8,156,990.34      1.83    6.328        358       80.74        650
5.000 - 5.499                              113    27,214,280.10      6.10    6.019        358       82.47        666
5.500 - 5.999                              397    83,292,273.42     18.67    6.544        358       82.29        651
6.000 - 6.499                              507   100,293,715.98     22.48    6.698        358       84.11        642
6.500 - 6.999                              435    85,934,474.45     19.26    7.247        359       83.48        632
7.000 - 7.499                              243    44,665,233.35     10.01    7.653        358       84.37        618
7.500 - 7.999                              288    53,036,226.93     11.89    7.853        358       81.13        589
8.000 - 8.499                               96    14,565,381.45      3.26    8.477        358       86.03        597
8.500 - 8.999                               67     9,769,724.09      2.19    8.784        358       84.08        589
9.000 - 9.499                               21     2,630,258.58      0.59    9.104        358       82.24        581
9.500 - 9.999                                4       831,797.79      0.19    9.202        358       84.58        566
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    2,271   446,191,828.94    100.00    7.084        358       83.11        632

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
MINIMUM INTEREST RATE                     LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
 3.000 -  3.499                              1       129,610.15      0.03     6.690       358       85.00        595
 3.500 -  3.999                              3       846,245.54      0.19     6.598       358       81.52        650
 4.000 -  4.499                              1       189,713.70      0.04     7.440       358       95.00        621
 4.500 -  4.999                             13     2,808,022.09      0.63     5.734       358       82.60        660
 5.000 -  5.499                             59    14,075,574.24      3.15     5.889       358       82.98        673
 5.500 -  5.999                            208    46,118,556.71     10.34     6.227       358       83.26        652
 6.000 -  6.499                            380    81,693,529.94     18.31     6.482       358       82.65        648
 6.500 -  6.999                            606   121,620,791.17     27.26     6.850       358       83.20        638
 7.000 -  7.499                            342    63,405,423.68     14.21     7.347       358       83.30        636
 7.500 -  7.999                            386    72,211,051.66     16.18     7.783       358       82.82        607
 8.000 -  8.499                            101    16,647,956.17      3.73     8.269       358       84.43        601
 8.500 -  8.999                            103    17,906,318.02      4.01     8.790       358       84.01        578
 9.000 -  9.499                             30     3,769,403.53      0.84     8.971       358       85.09        574
 9.500 -  9.999                             24     3,358,175.97      0.75     9.625       358       81.43        556
10.000 - 10.499                              4       427,833.11      0.10    10.284       359       81.09        557
10.500 - 10.999                              7       723,358.79      0.16    10.782       358       77.60        552
11.000 - 11.499                              1       104,966.38      0.02    11.490       359       50.00        557
11.500 - 11.999                              2       155,298.09      0.03    11.675       359       80.74        577
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    2,271   446,191,828.94    100.00    7.084        358       83.11        632

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
MAXIMUM INTEREST RATE                     LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
10.500 - 10.999                              4       894,754.33      0.20    5.245        358       82.03        635
11.000 - 11.499                             18     4,809,064.70      1.08    5.502        359       78.82        696
11.500 - 11.999                             94    22,854,498.42      5.12    5.898        359       82.83        651
12.000 - 12.499                            120    28,310,907.48      6.35    6.260        358       81.87        647
12.500 - 12.999                            347    76,809,948.01     17.21    6.634        358       82.82        638
13.000 - 13.499                            405    78,983,333.28     17.70    6.778        358       82.91        643
13.500 - 13.999                            589   112,104,538.20     25.12    7.157        358       84.32        633
14.000 - 14.499                            304    53,925,018.48     12.09    7.593        358       83.89        629
14.500 - 14.999                            204    34,363,519.03      7.70    8.154        358       83.83        613
15.000 - 15.499                             65     8,231,842.24      1.84    8.662        358       83.61        588
15.500 - 15.999                             49     7,262,694.52      1.63    9.108        358       82.97        571
16.000 - 16.499                             15     1,746,804.08      0.39    9.369        359       84.79        595
16.500 - 16.999                             20     5,614,426.25      1.26    7.460        359       78.74        626
17.000 - 17.499                              8     1,835,345.44      0.41    7.809        358       74.13        590
17.500 - 17.999                             19     4,966,323.33      1.11    8.130        358       77.33        547
18.000 - 18.499                              2       896,242.42      0.20    8.333        359       78.69        583
18.500 - 18.999                              7     2,148,217.08      0.48    8.737        358       68.66        532
19.000 - 19.499                              1       434,351.65      0.10    9.490        357       79.82        508
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    2,271   446,191,828.94    100.00    7.084        358       83.11        632

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
INITIAL PERIODIC RATE CAP                 LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
1.000                                        2       156,713.78      0.04    9.639        357       84.31        568
1.500                                       15     3,295,232.07      0.74    7.109        358       82.30        616
2.000                                        8     1,831,401.79      0.41    7.439        359       87.85        691
3.000                                    2,244   440,483,680.94     98.72    7.081        358       83.09        632
3.250                                        1       271,999.84      0.06    6.750        356       89.18        689
4.950                                        1       152,800.52      0.03    8.240        358      100.00        650
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    2,271   446,191,828.94    100.00    7.084        358       83.11        632

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
SUBSEQUENT PERIODIC RATE CAP              LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
1.000                                    2,080   402,806,742.87     90.28    7.116        358       83.19        629
1.500                                      104    23,880,964.31      5.35    6.765        359       84.35        653
2.000                                       87    19,504,121.76      4.37    6.807        357       80.02        674
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    2,271   446,191,828.94    100.00    7.084        358       83.11        632

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

                        GROUP I MORTGAGE LOAN STATISTICS


                             AS OF THE CUT-OFF DATE

                                                                           MINIMUM          MAXIMUM
---------------------------------------------------------------------------------------------------------
Scheduled Principal Balance                      $ 370,810,681.03      $   22,974.62  $  843,636.71
Average Scheduled Principal Balance              $    175,407.13
Number of Mortgage Loans                                   2,114
Weighted Average Gross Coupon                              7.187%             4.990%        12.500%
Weighted Average FICO Score                                  632                 500            801
Weighted Average Original LTV                              82.48%             10.00%        100.00%
Weighted Average Original Term                         349 months         120 months     360 months
Weighted Average Stated Remaining Term                 347 months         117 months     360 months
Weighted Average Seasoning                               2 months           0 months      17 months
Maturity Date                                                           Jul. 1, 2015   Oct. 1, 2035
Maximum Zip Code Concentration                              0.62%  10466

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
CURRENT PRINCIPAL BALANCE ($)             LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
      0.01 -  50,000.00                     42     1,800,874.85      0.49    8.424        286       58.08        597
 50,000.01 - 100,000.00                    481    37,695,964.00     10.17    7.821        338       82.44        622
100,000.01 - 150,000.00                    529    66,158,691.96     17.84    7.476        346       84.05        621
150,000.01 - 200,000.00                    444    77,210,931.04     20.82    7.195        344       83.38        629
200,000.01 - 250,000.00                    227    51,060,304.65     13.77    7.044        352       80.24        629
250,000.01 - 300,000.00                    143    39,066,492.62     10.54    7.038        350       82.23        636
300,000.01 - 350,000.00                    100    32,357,030.71      8.73    7.007        353       82.55        632
350,000.01 - 400,000.00                     66    24,644,445.56      6.65    6.810        355       82.20        646
400,000.01 - 450,000.00                     25    10,608,722.63      2.86    6.830        351       82.59        645
450,000.01 - 500,000.00                     29    13,929,553.86      3.76    6.845        346       83.37        667
500,000.01 - 550,000.00                     12     6,340,484.85      1.71    6.569        348       80.07        660
550,000.01 - 600,000.00                      8     4,524,965.08      1.22    6.517        358       83.46        647
600,000.01 - 650,000.00                      4     2,476,082.52      0.67    6.985        359       81.64        619
650,000.01 - 700,000.00                      2     1,379,999.99      0.37    5.996        358       79.32        695
700,000.01 - 750,000.00                      1       712,500.00      0.19    8.125        360       95.00        613
800,000.01 - 850,000.00                      1       843,636.71      0.23    6.375        357       79.07        784
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    2,114   370,810,681.03    100.00    7.187        347       82.48        632

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
CURRENT GROSS RATE                        LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
 4.500 -  4.999                              1        49,757.73      0.01    4.990        357       33.56        730
 5.000 -  5.499                              3       617,372.79      0.17    5.418        311       58.98        723
 5.500 -  5.999                             91    23,799,380.39      6.42    5.873        338       75.45        664
 6.000 -  6.499                            171    40,159,596.32     10.83    6.294        339       79.16        662
 6.500 -  6.999                            572   117,633,969.59     31.72    6.800        351       81.71        646
 7.000 -  7.499                            381    65,094,414.50     17.55    7.283        347       84.57        629
 7.500 -  7.999                            543    81,352,166.49     21.94    7.750        349       85.17        612
 8.000 -  8.499                            149    19,870,749.43      5.36    8.245        355       85.82        608
 8.500 -  8.999                            138    16,509,248.29      4.45    8.749        346       83.07        575
 9.000 -  9.499                             24     2,081,248.58      0.56    9.277        334       82.24        579
 9.500 -  9.999                             28     2,485,207.79      0.67    9.737        342       78.88        561
10.000 - 10.499                              3       374,127.56      0.10    10.351       359       77.15        543
10.500 - 10.999                              6       530,285.44      0.14    10.876       329       71.73        564
11.500 - 11.999                              3       203,194.92      0.05    11.664       357       63.95        550
12.500 - 12.999                              1        49,961.21      0.01    12.500       357       78.13        509
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    2,114   370,810,681.03    100.00    7.187        347       82.48        632

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
FICO                                      LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
500 - 524                                   99    14,003,715.21      3.78    8.175        348       71.05        512
525 - 549                                  136    21,890,595.37      5.90    7.948        355       78.12        536
550 - 574                                  132    20,691,125.99      5.58    7.660        350       78.08        566
575 - 599                                  269    43,848,130.67     11.82    7.194        349       79.47        590
600 - 624                                  368    64,327,432.32     17.35    7.182        347       82.29        613
625 - 649                                  389    68,848,845.54     18.57    7.153        349       83.90        636
650 - 674                                  324    58,166,923.90     15.69    7.088        346       86.77        661
675 - 699                                  189    35,811,443.43      9.66    6.919        344       85.12        686
700 - 724                                   96    19,768,823.07      5.33    6.761        343       85.40        711
725 - 749                                   66    13,505,196.62      3.64    6.578        349       83.08        735
750 - 774                                   30     5,772,166.47      1.56    6.705        349       84.17        761
775 - 799                                   15     4,092,129.82      1.10    6.443        327       76.30        786
800 - 824                                    1        84,152.62      0.02    6.125        357       80.00        801
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    2,114   370,810,681.03    100.00    7.187        347       82.48        632

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
ORIGINAL LTV                              LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
 0.00 - 49.99                               58     7,441,680.43      2.01    6.892        334       40.39        628
50.00 - 54.99                               21     3,629,578.80      0.98    6.839        338       52.38        623
55.00 - 59.99                               30     4,859,748.57      1.31    6.935        340       57.33        609
60.00 - 64.99                               51     8,798,052.70      2.37    7.268        345       62.87        600
65.00 - 69.99                               70    13,376,416.00      3.61    6.984        350       67.55        609
70.00 - 74.99                              124    24,476,448.34      6.60    7.153        350       72.16        602
75.00 - 79.99                              199    39,408,172.43     10.63    6.999        349       77.26        621
80.00                                      551    92,773,195.65     25.02    7.028        349       80.00        641
80.01 - 84.99                              122    22,875,652.77      6.17    7.108        346       83.34        621
85.00 - 89.99                              235    41,357,008.45     11.15    7.321        347       86.34        620
90.00 - 94.99                              281    48,516,272.10     13.08    7.413        345       90.71        628
95.00 - 99.99                              111    21,213,204.91      5.72    7.299        340       96.17        658
100.00                                     261    42,085,249.88     11.35    7.486        350       100.00       667
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    2,114   370,810,681.03    100.00    7.187        347       82.48        632

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
ORIGINAL TERM (MONTHS)                    LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
120                                          8       745,981.40      0.20    7.636        119       80.71        642
180                                        131    17,132,724.98      4.62    6.988        178       80.92        641
240                                         40     6,505,566.22      1.75    7.106        239       84.22        650
300                                          3       441,994.16      0.12    7.083        298       88.34        621
360                                      1,932   345,984,414.27     93.30    7.198        358       82.52        631
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    2,114   370,810,681.03    100.00    7.187        347       82.48        632

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
STATED REMAINING TERM (MONTHS)            LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
 61 - 120                                    8       745,981.40      0.20    7.636        119       80.71        642
121 - 180                                  131    17,132,724.98      4.62    6.988        178       80.92        641
181 - 240                                   40     6,505,566.22      1.75    7.106        239       84.22        650
241 - 300                                    3       441,994.16      0.12    7.083        298       88.34        621
301 - 360                                1,932   345,984,414.27     93.30    7.198        358       82.52        631
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    2,114   370,810,681.03    100.00    7.187        347       82.48        632

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
FRM/ARM                                   LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
Fixed Rate                               2,114   370,810,681.03    100.00    7.187        347       82.48        632
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    2,114   370,810,681.03    100.00    7.187        347       82.48        632

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
PRODUCT                                   LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
Fixed 30 yr                              1,822   317,967,703.99     85.75    7.240        358       82.35        628
Fixed 30 yr - 60mo IO                      110    28,016,710.28      7.56    6.713        358       84.55        667
Fixed 15 yr                                 73     7,788,021.22      2.10    7.483        178       76.39        622
Fixed 20 yr                                 39     6,175,566.22      1.67    7.113        239       83.38        648
Balloon 30/15                               37     5,369,771.76      1.45    6.625        178       81.56        648
Balloon 30/15 - 60mo IO                     15     3,000,882.00      0.81    6.514        178       88.60        673
Fixed 15 yr - 60mo IO                        6       974,050.00      0.26    6.486        178       89.81        659
Fixed 10 yr                                  8       745,981.40      0.20    7.636        119       80.71        642
Fixed 25 yr                                  3       441,994.16      0.12    7.083        298       88.34        621
Fixed 20 yr - 60mo IO                        1       330,000.00      0.09    6.990        239      100.00        681
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    2,114   370,810,681.03    100.00    7.187        347       82.48        632

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
PREPAY PENALTY ORIGINAL TERM (MONTHS)     LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
0                                          220    29,238,610.58      7.89    7.657        343       83.76        628
6                                            1       123,080.32      0.03    7.890        358       85.00        646
12                                         175    41,475,883.99     11.19    7.189        350       74.63        638
24                                         110    20,261,944.95      5.46    6.900        332       83.98        652
36                                         554    89,535,331.62     24.15    7.239        342       85.92        646
48                                           7       852,579.11      0.23    7.213        359       75.61        629
60                                       1,047   189,323,250.46     51.06    7.119        352       82.25        622
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    2,114   370,810,681.03    100.00    7.187        347       82.48        632

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
LIEN                                      LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
First Lien                               2,114   370,810,681.03    100.00    7.187        347       82.48        632
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    2,114   370,810,681.03    100.00    7.187        347       82.48        632

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
DOCUMENTATION TYPE                        LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
Full Doc                                 1,570   261,221,716.05     70.45    7.185        346       84.27        626
SI                                         534   106,216,346.00     28.64    7.190        351       78.16        648
Alt Doc                                      9     3,132,888.94      0.84    7.359        358       83.42        624
Lite Doc                                     1       239,730.04      0.06    5.375        236       43.60        747
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    2,114   370,810,681.03    100.00    7.187        347       82.48        632

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
LOAN PURPOSE                              LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
Cashout Refinance                        1,703   301,143,368.51     81.21    7.184        347       82.05        627
Purchase                                   261    45,461,201.04     12.26    7.269        351       84.13        662
Rate/Term Refinance                        150    24,206,111.48      6.53    7.073        349       84.81        634
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    2,114   370,810,681.03    100.00    7.187        347       82.48        632

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
PROPERTY TYPE                             LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
Single Family Detached                   1,912   327,751,934.01     88.39    7.192        347       83.09        631
Duplex                                     109    26,199,880.06      7.07    7.059        354       76.20        641
Condominium                                 64    10,398,921.38      2.80    7.342        349       80.37        629
Triplex                                     15     3,477,289.58      0.94    6.955        359       77.32        654
Townhouse                                    7     1,371,935.13      0.37    7.303        359       80.12        591
Quadruplex                                   4     1,245,225.79      0.34    7.609        359       88.53        613
Row Home                                     3       365,495.08      0.10    7.491        311       87.94        623
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    2,114   370,810,681.03    100.00    7.187        347       82.48        632

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
OCCUPANCY TYPE                            LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
Owner-Occupied                           2,003   352,828,904.90     95.15    7.173        347       82.87        631
Non-Owner Occupied                         111    17,981,776.13      4.85    7.469        354       74.96        653
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    2,114   370,810,681.03    100.00    7.187        347       82.48        632

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
STATE                                     LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
New York                                   230    58,063,806.99     15.66    7.074        353       75.70        634
Maryland                                   142    34,444,570.34      9.29    6.881        345       82.00        624
Florida                                    147    24,232,987.33      6.54    7.216        351       80.08        630
Ohio                                       164    21,918,704.52      5.91    7.256        339       88.42        644
Illinois                                   107    20,516,838.65      5.53    7.540        352       86.27        617
Virginia                                    96    18,429,313.31      4.97    7.117        349       84.50        639
California                                  64    17,668,936.57      4.76    6.611        348       75.79        653
New Jersey                                  68    17,266,342.44      4.66    6.897        359       81.12        625
Pennsylvania                               115    16,235,336.64      4.38    7.343        348       85.96        632
Michigan                                   111    16,173,333.90      4.36    7.228        348       88.09        655
Indiana                                    116    13,635,417.44      3.68    7.430        347       85.88        634
Georgia                                     97    13,297,009.29      3.59    7.443        349       85.84        627
Tennessee                                   71     9,709,013.00      2.62    7.241        324       87.44        642
Massachusetts                               30     7,763,459.61      2.09    7.061        356       78.68        594
Connecticut                                 39     7,142,961.95      1.93    6.986        351       78.92        627
Arizona                                     40     6,973,621.00      1.88    7.327        342       79.52        629
North Carolina                              51     6,836,084.87      1.84    7.382        342       86.80        636
Missouri                                    35     4,721,743.96      1.27    7.540        354       87.77        640
Kentucky                                    32     4,599,724.91      1.24    7.232        347       88.25        651
South Carolina                              33     4,490,268.75      1.21    7.574        355       83.83        613
Alabama                                     31     4,088,639.92      1.10    7.419        338       86.51        636
Texas                                       49     4,083,055.73      1.10    8.064        315       81.60        610
Nevada                                      14     3,959,528.54      1.07    7.448        359       82.30        618
Rhode Island                                14     3,369,063.00      0.91    7.101        359       75.21        615
Kansas                                      30     3,353,026.37      0.90    7.551        311       89.33        635
Colorado                                    15     3,041,892.15      0.82    7.311        352       87.01        657
Maine                                       16     2,916,962.60      0.79    7.110        328       81.51        623
Wisconsin                                   20     2,847,252.51      0.77    7.361        339       88.97        633
Washington                                  16     2,593,520.85      0.70    7.273        345       82.96        623
Utah                                        14     1,945,496.62      0.52    7.280        353       86.30        646
Oklahoma                                    19     1,866,420.22      0.50    7.734        336       83.04        616
New Hampshire                                8     1,754,108.50      0.47    6.705        338       82.18        652
New Mexico                                  12     1,705,121.18      0.46    7.709        358       88.54        608
Arkansas                                    16     1,607,671.81      0.43    7.948        328       81.76        604
Iowa                                        15     1,495,380.10      0.40    7.499        358       89.23        648
Minnesota                                   10     1,452,679.61      0.39    6.820        311       82.45        640
Delaware                                     7     1,186,488.95      0.32    6.764        359       83.52        627
Idaho                                        5     1,132,641.26      0.31    7.007        358       80.28        639
Oregon                                       6     1,129,957.65      0.30    7.722        337       78.47        563
Nebraska                                     7       840,911.53      0.23    7.695        333       95.96        661
Vermont                                      1       223,445.83      0.06    6.999        357       54.90        529
North Dakota                                 1        97,940.63      0.03    8.500        359       84.85        525
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    2,114   370,810,681.03    100.00    7.187        347       82.48        632

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

                       GROUP II MORTGAGE LOAN STATISTICS


                             AS OF THE CUT-OFF DATE

                                                                           MINIMUM          MAXIMUM
---------------------------------------------------------------------------------------------------------
Scheduled Principal Balance                      $446,191,828.94          $30,622.05    $  920,000.00
Average Scheduled Principal Balance              $    196,473.72
Number of Mortgage Loans                                   2,271

Weighted Average Gross Coupon                              7.084%             4.990%          11.990%
Weighted Average FICO Score                                  632                 500              814
Weighted Average Original LTV                              83.11%             25.41%          100.00%

Weighted Average Original Term                        360 months          360 months       360 months
Weighted Average Stated Remaining Term                358 months          338 months       360 months
Weighted Average Seasoning                              2 months            0 months        22 months

Weighted Average Gross Margin                              6.483%             1.610%           9.990%
Weighted Average Minimum Interest Rate                     6.926%             3.490%          11.990%
Weighted Average Maximum Interest Rate                    13.628%            10.500%          19.490%
Weighted Average Initial Rate Cap                          2.985%             1.000%           4.950%
Weighted Average Subsequent Rate Cap                       1.070%             1.000%           2.000%
Weighted Average Months to Roll                         27 months           2 months        60 months

Maturity Date                                                           Dec. 1, 2033     Oct. 1, 2035
Maximum Zip Code Concentration                              0.37%  92563

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
CURRENT PRINCIPAL BALANCE ($)             LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
      0.01 -  50,000.00                     11       491,938.22      0.11    8.214        359       73.65        598
 50,000.01 - 100,000.00                    375    29,807,658.01      6.68    7.450        358       83.01        621
100,000.01 - 150,000.00                    558    69,952,751.00     15.68    7.289        358       83.66        626
150,000.01 - 200,000.00                    466    81,358,469.27     18.23    7.050        358       83.51        631
200,000.01 - 250,000.00                    282    63,315,439.53     14.19    7.038        358       82.96        631
250,000.01 - 300,000.00                    222    60,708,265.06     13.61    6.964        358       82.72        630
300,000.01 - 350,000.00                    139    45,081,845.49     10.10    6.945        358       83.04        632
350,000.01 - 400,000.00                     91    34,269,217.91      7.68    7.127        358       83.75        635
400,000.01 - 450,000.00                     56    23,857,794.99      5.35    6.901        358       82.60        641
450,000.01 - 500,000.00                     42    20,129,524.92      4.51    7.156        358       83.76        641
500,000.01 - 550,000.00                     13     6,807,162.47      1.53    6.694        358       83.37        659
550,000.01 - 600,000.00                      8     4,584,157.67      1.03    7.419        359       79.17        667
600,000.01 - 650,000.00                      2     1,254,529.20      0.28    6.222        357       82.49        635
650,000.01 - 700,000.00                      1       686,900.00      0.15    5.650        358       89.21        678
700,000.01 - 750,000.00                      4     2,966,175.20      0.66    6.379        358       71.93        646
900,000.01 - 950,000.00                      1       920,000.00      0.21    7.250        359       80.00        730
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    2,271   446,191,828.94    100.00    7.084        358       83.11        632

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
CURRENT GROSS RATE                        LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
 4.500 -  4.999                              4     1,121,869.95      0.25    4.990        358       81.42        647
 5.000 -  5.499                             22     5,433,878.87      1.22    5.364        358       78.52        696
 5.500 -  5.999                            145    34,069,874.55      7.64    5.858        359       82.63        660
 6.000 -  6.499                            336    68,247,741.06     15.30    6.301        358       81.89        651
 6.500 -  6.999                            679   139,085,573.25     31.17    6.766        358       83.51        640
 7.000 -  7.499                            381    70,657,310.18     15.84    7.265        358       83.75        641
 7.500 -  7.999                            370    73,538,045.86     16.48    7.748        358       83.42        610
 8.000 -  8.499                            130    23,167,060.88      5.19    8.257        358       84.28        595
 8.500 -  8.999                            117    20,003,637.30      4.48    8.761        358       82.39        577
 9.000 -  9.499                             35     4,281,131.73      0.96    9.257        358       83.60        565
 9.500 -  9.999                             33     4,453,249.54      1.00    9.717        358       82.45        562
10.000 - 10.499                              8       804,829.66      0.18    10.250       358       81.29        570
10.500 - 10.999                              8     1,067,361.64      0.24    10.849       358       79.98        551
11.000 - 11.499                              1       104,966.38      0.02    11.490       359       50.00        557
11.500 - 11.999                              2       155,298.09      0.03    11.675       359       80.74        577
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    2,271   446,191,828.94    100.00    7.084        358       83.11        632

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
FICO                                      LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
500 - 524                                  124    23,793,339.03      5.33    8.126        357       73.21        514
525 - 549                                   82    15,775,268.13      3.54    8.288        359       76.44        537
550 - 574                                  123    25,556,624.40      5.73    7.629        358       81.22        563
575 - 599                                  297    50,905,207.97     11.41    7.281        358       83.04        589
600 - 624                                  396    70,833,262.42     15.88    7.046        358       82.85        613
625 - 649                                  474    95,783,487.68     21.47    6.927        358       85.05        636
650 - 674                                  380    76,774,410.68     17.21    6.852        358       84.65        661
675 - 699                                  195    40,737,234.25      9.13    6.762        358       85.64        686
700 - 724                                   89    18,989,790.43      4.26    6.644        358       81.86        710
725 - 749                                   52    11,743,131.90      2.63    6.627        358       84.89        736
750 - 774                                   42    11,242,659.56      2.52    6.827        358       84.90        762
775 - 799                                    9     2,850,793.43      0.64    6.430        359       80.69        786
800 - 824                                    8     1,206,619.06      0.27    6.638        358       78.77        806
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    2,271   446,191,828.94    100.00    7.084        358       83.11        632

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
ORIGINAL LTV                              LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
  0.00 - 49.99                              13     1,830,889.28      0.41    7.969        358       40.93        571
 50.00 - 54.99                              12     2,309,836.50      0.52    7.537        358       53.03        577
 55.00 - 59.99                              21     4,338,652.64      0.97    6.886        359       57.39        625
 60.00 - 64.99                              25     4,304,545.12      0.96    7.501        358       63.13        559
 65.00 - 69.99                              42     8,766,901.73      1.96    7.189        358       67.34        583
 70.00 - 74.99                              78    17,311,440.67      3.88    7.325        358       72.16        596
 75.00 - 79.99                             138    30,376,067.46      6.81    7.225        358       77.51        603
 80.00                                   1,098   208,223,707.39     46.67    6.927        358       80.00        642
 80.01 - 84.99                              67    15,334,357.07      3.44    6.735        358       83.63        612
 85.00 - 89.99                             167    36,742,042.96      8.23    7.198        358       86.30        614
 90.00 - 94.99                             259    54,318,791.49     12.17    7.261        358       90.38        632
 95.00 - 99.99                             100    19,119,274.10      4.28    7.362        358       95.69        640
 100.00                                    251    43,215,322.53      9.69    7.223        358      100.00        663
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    2,271   446,191,828.94    100.00    7.084        358       83.11        632

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
ORIGINAL TERM (MONTHS)                    LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
360                                      2,271   446,191,828.94    100.00    7.084        358       83.11        632
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    2,271   446,191,828.94    100.00    7.084        358       83.11        632

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
STATED REMAINING TERM (MONTHS)            LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
301 - 360                                2,271   446,191,828.94    100.00    7.084        358       83.11        632
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    2,271   446,191,828.94    100.00    7.084        358       83.11        632

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
FRM/ARM                                   LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
ARM                                      2,271   446,191,828.94    100.00    7.084        358       83.11        632
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    2,271   446,191,828.94    100.00    7.084        358       83.11        632

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
PRODUCT                                   LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
ARM 2/28                                 1,292   223,304,757.01     50.05    7.279        358       82.60        618
ARM 2/28 - 60mo IO                         487   114,643,460.19     25.69    6.877        358       83.54        650
ARM 3/27                                   270    53,081,132.62     11.90    7.232        358       83.74        626
ARM 3/27 - 60mo IO                         102    25,941,717.45      5.81    6.625        358       84.00        658
ARM 5/25                                    85    19,158,682.51      4.29    6.751        359       83.92        641
ARM 5/25 - 60mo IO                          35    10,062,079.16      2.26    6.159        359       82.36        681
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    2,271   446,191,828.94    100.00    7.084        358       83.11        632

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
PREPAY PENALTY ORIGINAL TERM (MONTHS)     LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
0                                          452    86,270,881.45     19.33    7.335        358       83.19        633
6                                            2       202,071.32      0.05    8.248        359       80.00        577
12                                         195    55,429,072.60     12.42    7.286        358       81.42        621
24                                       1,139   206,454,667.90     46.27    6.981        358       83.19        634
36                                         354    70,560,449.65     15.81    7.084        358       83.71        629
60                                         129    27,274,686.02      6.11    6.659        359       84.23        643
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    2,271   446,191,828.94    100.00    7.084        358       83.11        632

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
LIEN                                      LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
First Lien                               2,271   446,191,828.94    100.00    7.084        358       83.11        632
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    2,271   446,191,828.94    100.00    7.084        358       83.11        632

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
DOCUMENTATION TYPE                        LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
Full Doc                                 1,412   259,829,636.56     58.23    6.951        358       84.68        621
SI                                         838   180,461,240.47     40.44    7.272        358       80.85        647
Alt Doc                                     19     5,460,407.53      1.22    7.264        358       82.68        626
Lite Doc                                     2       440,544.38      0.10    6.486        358       88.74        693
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    2,271   446,191,828.94    100.00    7.084        358       83.11        632

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
LOAN PURPOSE                              LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
Cashout Refinance                        1,259   259,142,382.82     58.08    7.117        358       83.01        618
Purchase                                   914   170,041,892.90     38.11    7.059        358       83.03        654
Rate/Term Refinance                         98    17,007,553.22      3.81    6.842        358       85.49        630
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    2,271   446,191,828.94    100.00    7.084        358       83.11        632

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
PROPERTY TYPE                             LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
Single Family Detached                   2,013   388,161,241.33     86.99    7.064        358       83.39        632
Duplex                                     104    28,360,081.28      6.36    7.271        358       79.63        615
Condominium                                137    25,429,761.12      5.70    7.146        358       82.27        639
Triplex                                      8     2,567,607.71      0.58    7.461        358       84.72        670
Townhouse                                    7     1,372,987.60      0.31    7.073        359       89.24        642
Quadruplex                                   1       178,850.06      0.04    6.890        359       68.58        795
Row Home                                     1       121,299.84      0.03    6.990        358       90.00        574
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    2,271   446,191,828.94    100.00    7.084        358       83.11        632

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
OCCUPANCY TYPE                            LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
Owner-Occupied                           2,208   434,829,747.85     97.45    7.068        358       83.13        631
Non-Owner Occupied                          62    11,203,018.27      2.51    7.689        358       82.51        665
Second Home                                  1       159,062.82      0.04    7.500        358       90.00        655
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    2,271   446,191,828.94    100.00    7.084        358       83.11        632

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
STATE                                     LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
California                                 172    53,651,353.57     12.02    6.970        358       80.19        641
Florida                                    233    45,488,712.67     10.19    7.172        358       82.05        638
New York                                   122    39,290,259.90      8.81    7.270        358       78.64        602
Michigan                                   267    36,417,497.58      8.16    7.022        358       85.23        637
Maryland                                   124    32,071,770.00      7.19    6.979        358       84.80        639
Illinois                                   102    23,182,472.11      5.20    7.094        358       83.42        647
New Jersey                                  76    19,548,205.62      4.38    7.277        358       80.99        604
Arizona                                    109    19,160,175.46      4.29    7.006        359       82.88        648
Virginia                                    81    18,679,074.49      4.19    6.945        358       83.98        633
Massachusetts                               56    14,614,853.33      3.28    6.892        358       80.63        626
Ohio                                       104    14,525,183.27      3.26    6.978        358       86.78        637
Nevada                                      52    13,255,920.67      2.97    6.769        358       84.39        649
Indiana                                    105    12,388,880.23      2.78    7.082        358       84.56        634
Wisconsin                                   68    10,198,657.99      2.29    7.373        359       86.50        635
Georgia                                     58     9,724,320.19      2.18    7.146        358       84.98        627
Colorado                                    47     8,525,801.12      1.91    6.718        359       83.97        660
Pennsylvania                                63     8,415,426.40      1.89    7.429        358       86.06        613
North Carolina                              60     8,108,193.72      1.82    6.994        358       86.53        636
Missouri                                    66     8,057,795.02      1.81    7.184        358       85.99        623
Connecticut                                 23     6,010,888.08      1.35    7.359        358       83.82        601
Washington                                  27     5,442,364.98      1.22    7.102        357       82.62        622
Rhode Island                                17     4,217,827.53      0.95    7.004        358       84.31        612
Kansas                                      38     4,185,426.06      0.94    7.185        358       87.25        639
Texas                                       23     3,937,304.75      0.88    7.837        358       89.76        637
Tennessee                                   29     3,585,068.13      0.80    6.740        358       87.64        642
Minnesota                                   20     3,530,085.29      0.79    6.638        358       81.22        644
South Carolina                              26     3,218,380.13      0.72    7.629        358       88.88        636
Kentucky                                    21     2,833,034.88      0.63    6.820        359       83.28        626
Delaware                                     9     2,342,197.36      0.52    7.098        359       80.07        593
Utah                                        13     2,214,960.06      0.50    7.431        359       85.93        620
Oregon                                      12     2,157,041.87      0.48    7.013        358       85.67        639
Alabama                                     14     2,037,318.90      0.46    7.282        359       81.75        613
Oklahoma                                     7       994,457.22      0.22    7.463        358       82.34        657
Nebraska                                     7       922,503.48      0.21    7.289        359       91.36        658
Maine                                        4       629,822.84      0.14    7.332        358       88.63        633
New Mexico                                   4       618,460.12      0.14    7.649        359       85.52        602
Iowa                                         3       569,227.01      0.13    6.937        358       85.31        624
New Hampshire                                2       475,249.83      0.11    6.721        358       82.69        572
Idaho                                        3       441,608.05      0.10    7.991        359       78.67        537
Arkansas                                     3       338,949.03      0.08    8.183        359       67.08        562
Vermont                                      1       185,100.00      0.04    7.490        358       74.04        618
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    2,271   446,191,828.94    100.00    7.084        358       83.11        632

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
GROSS MARGIN                              LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
1.500 - 1.999                                5     1,373,326.28      0.31    5.786        359       82.38        648
2.000 - 2.499                               10     2,656,313.50      0.60    6.122        358       78.55        687
2.500 - 2.999                                8     2,057,989.03      0.46    6.515        358       77.90        599
3.000 - 3.499                                5     1,026,399.93      0.23    7.106        358       86.00        591
3.500 - 3.999                               19     5,333,696.25      1.20    7.359        358       81.59        646
4.000 - 4.499                               14     3,353,747.47      0.75    6.686        358       83.18        679
4.500 - 4.999                               39     8,156,990.34      1.83    6.328        358       80.74        650
5.000 - 5.499                              113    27,214,280.10      6.10    6.019        358       82.47        666
5.500 - 5.999                              397    83,292,273.42     18.67    6.544        358       82.29        651
6.000 - 6.499                              507   100,293,715.98     22.48    6.698        358       84.11        642
6.500 - 6.999                              435    85,934,474.45     19.26    7.247        359       83.48        632
7.000 - 7.499                              243    44,665,233.35     10.01    7.653        358       84.37        618
7.500 - 7.999                              288    53,036,226.93     11.89    7.853        358       81.13        589
8.000 - 8.499                               96    14,565,381.45      3.26    8.477        358       86.03        597
8.500 - 8.999                               67     9,769,724.09      2.19    8.784        358       84.08        589
9.000 - 9.499                               21     2,630,258.58      0.59    9.104        358       82.24        581
9.500 - 9.999                                4       831,797.79      0.19    9.202        358       84.58        566
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    2,271   446,191,828.94    100.00    7.084        358       83.11        632

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
MINIMUM INTEREST RATE                     LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
 3.000 -  3.499                              1       129,610.15      0.03    6.690        358       85.00        595
 3.500 -  3.999                              3       846,245.54      0.19    6.598        358       81.52        650
 4.000 -  4.499                              1       189,713.70      0.04    7.440        358       95.00        621
 4.500 -  4.999                             13     2,808,022.09      0.63    5.734        358       82.60        660
 5.000 -  5.499                             59    14,075,574.24      3.15    5.889        358       82.98        673
 5.500 -  5.999                            208    46,118,556.71     10.34    6.227        358       83.26        652
 6.000 -  6.499                            380    81,693,529.94     18.31    6.482        358       82.65        648
 6.500 -  6.999                            606   121,620,791.17     27.26    6.850        358       83.20        638
 7.000 -  7.499                            342    63,405,423.68     14.21    7.347        358       83.30        636
 7.500 -  7.999                            386    72,211,051.66     16.18    7.783        358       82.82        607
 8.000 -  8.499                            101    16,647,956.17      3.73    8.269        358       84.43        601
 8.500 -  8.999                            103    17,906,318.02      4.01    8.790        358       84.01        578
 9.000 -  9.499                             30     3,769,403.53      0.84    8.971        358       85.09        574
 9.500 -  9.999                             24     3,358,175.97      0.75    9.625        358       81.43        556
10.000 - 10.499                              4       427,833.11      0.10    10.284       359       81.09        557
10.500 - 10.999                              7       723,358.79      0.16    10.782       358       77.60        552
11.000 - 11.499                              1       104,966.38      0.02    11.490       359       50.00        557
11.500 - 11.999                              2       155,298.09      0.03    11.675       359       80.74        577
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    2,271   446,191,828.94    100.00    7.084        358       83.11        632

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
MAXIMUM INTEREST RATE                     LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
10.500 - 10.999                              4       894,754.33      0.20    5.245        358       82.03        635
11.000 - 11.499                             18     4,809,064.70      1.08    5.502        359       78.82        696
11.500 - 11.999                             94    22,854,498.42      5.12    5.898        359       82.83        651
12.000 - 12.499                            120    28,310,907.48      6.35    6.260        358       81.87        647
12.500 - 12.999                            347    76,809,948.01     17.21    6.634        358       82.82        638
13.000 - 13.499                            405    78,983,333.28     17.70    6.778        358       82.91        643
13.500 - 13.999                            589   112,104,538.20     25.12    7.157        358       84.32        633
14.000 - 14.499                            304    53,925,018.48     12.09    7.593        358       83.89        629
14.500 - 14.999                            204    34,363,519.03      7.70    8.154        358       83.83        613
15.000 - 15.499                             65     8,231,842.24      1.84    8.662        358       83.61        588
15.500 - 15.999                             49     7,262,694.52      1.63    9.108        358       82.97        571
16.000 - 16.499                             15     1,746,804.08      0.39    9.369        359       84.79        595
16.500 - 16.999                             20     5,614,426.25      1.26    7.460        359       78.74        626
17.000 - 17.499                              8     1,835,345.44      0.41    7.809        358       74.13        590
17.500 - 17.999                             19     4,966,323.33      1.11    8.130        358       77.33        547
18.000 - 18.499                              2       896,242.42      0.20    8.333        359       78.69        583
18.500 - 18.999                              7     2,148,217.08      0.48    8.737        358       68.66        532
19.000 - 19.499                              1       434,351.65      0.10    9.490        357       79.82        508
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    2,271   446,191,828.94    100.00    7.084        358       83.11        632

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
INITIAL PERIODIC RATE CAP                 LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
1.000                                        2       156,713.78      0.04    9.639        357       84.31        568
1.500                                       15     3,295,232.07      0.74    7.109        358       82.30        616
2.000                                        8     1,831,401.79      0.41    7.439        359       87.85        691
3.000                                    2,244   440,483,680.94     98.72    7.081        358       83.09        632
3.250                                        1       271,999.84      0.06    6.750        356       89.18        689
4.950                                        1       152,800.52      0.03    8.240        358      100.00        650
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    2,271   446,191,828.94    100.00    7.084        358       83.11        632

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
SUBSEQUENT PERIODIC RATE CAP              LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
1.000                                    2,080   402,806,742.87     90.28    7.116        358       83.19        629
1.500                                      104    23,880,964.31      5.35    6.765        359       84.35        653
2.000                                       87    19,504,121.76      4.37    6.807        357       80.02        674
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    2,271   446,191,828.94    100.00    7.084        358       83.11        632

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------


                       GROUP IIA MORTGAGE LOAN STATISTICS


                             AS OF THE CUT-OFF DATE

                                                                           MINIMUM          MAXIMUM
                                                                           -------          -------
Scheduled Principal Balance                          $216,374,528.94       $30,622.05    $549,211.25
Average Scheduled Principal Balance                      $164,168.84
Number of Mortgage Loans                                       1,318
Weighted Average Gross Coupon                                 7.157%           4.990%        11.990%
Weighted Average FICO Score                                      622              500            814
Weighted Average Original LTV                                 83.43%           27.64%        100.00%
Weighted Average Original Term                            360 months       360 months     360 months
Weighted Average Stated Remaining Term                    358 months       342 months     360 months
Weighted Average Seasoning                                  2 months         0 months      18 months
Weighted Average Gross Margin                                 6.552%           1.700%         9.990%
Weighted Average Minimum Interest Rate                        6.986%           3.490%        11.990%
Weighted Average Maximum Interest Rate                       13.716%         10.9900%        18.500%
Weighted Average Initial Rate Cap                             2.988%           1.000%         3.250%
Weighted Average Subsequent Rate Cap                          1.043%           1.000%         2.000%
Weighted Average Months to Roll                            26 months         6 months      60 months
Maturity Date                                                            Apr. 1, 2034   Oct. 1, 2035
Maximum Zip Code Concentration                                  0.55%   11420

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
CURRENT PRINCIPAL BALANCE ($)             LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
      0.01 - 50,000.00                      10       441,990.43      0.20    8.493        359       75.16        593
 50,000.01 - 100,000.00                    291    23,123,601.75     10.69    7.432        358       83.32        622
100,000.01 - 150,000.00                    390    48,653,572.12     22.49    7.261        358       83.64        626
150,000.01 - 200,000.00                    275    47,973,519.39     22.17    7.042        358       83.55        629
200,000.01 - 250,000.00                    138    30,915,793.37     14.29    7.138        358       83.38        621
250,000.01 - 300,000.00                    118    32,234,258.26     14.90    7.037        358       83.29        615
300,000.01 - 350,000.00                     71    22,947,203.63     10.61    7.066        358       83.02        620
350,000.01 - 400,000.00                     11     3,931,354.19      1.82    7.594        358       82.36        587
400,000.01 - 450,000.00                     12     5,145,648.84      2.38    6.765        358       83.75        623
450,000.01 - 500,000.00                      1       458,375.71      0.21    7.950        358       90.00        576
500,000.01 - 550,000.00                      1       549,211.25      0.25    7.250        358       92.17        643
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    1,318   216,374,528.94    100.00    7.157        358       83.43        622

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
CURRENT GROSS RATE                        LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
 4.500 -  4.999                              2       539,980.11      0.25     4.990       358       82.94        676
 5.000 -  5.499                              9     1,576,470.75      0.73     5.378       358       75.92        691
 5.500 -  5.999                             78    15,908,098.05      7.35     5.868       358       82.57        660
 6.000 -  6.499                            193    33,168,890.15     15.33     6.302       358       82.65        647
 6.500 -  6.999                            374    62,003,591.33     28.66     6.772       358       84.36        631
 7.000 -  7.499                            224    33,817,927.13     15.63     7.265       358       84.41        630
 7.500 -  7.999                            223    39,182,294.45     18.11     7.769       358       83.27        598
 8.000 -  8.499                             83    11,897,999.39      5.50     8.266       359       82.74        587
 8.500 -  8.999                             74    11,457,707.46      5.30     8.742       358       82.75        573
 9.000 -  9.499                             23     2,547,445.17      1.18     9.267       358       83.37        575
 9.500 -  9.999                             22     2,853,532.66      1.32     9.698       358       79.84        552
10.000 - 10.499                              5       431,102.21      0.20    10.327       359       81.08        566
10.500 - 10.999                              5       729,225.61      0.34    10.843       358       80.56        546
11.000 - 11.499                              1       104,966.38      0.05    11.490       359       50.00        557
11.500 - 11.999                              2       155,298.09      0.07    11.675       359       80.74        577
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    1,318   216,374,528.94    100.00     7.157       358       83.43        622

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
FICO                                      LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
500 - 524                                   89    16,002,172.55      7.40    8.097        357       73.65        513
525 - 549                                   61    10,858,128.14      5.02    8.294        359       76.96        537
550 - 574                                   84    16,268,283.04      7.52    7.512        358       79.72        563
575 - 599                                  186    28,394,386.89     13.12    7.301        358       83.13        589
600 - 624                                  234    35,481,282.47     16.40    7.073        358       83.03        612
625 - 649                                  253    41,083,430.15     18.99    6.959        358       86.02        637
650 - 674                                  201    32,683,662.41     15.11    6.873        358       86.02        661
675 - 699                                  109    18,936,322.01      8.75    6.782        358       87.79        687
700 - 724                                   44     7,041,130.21      3.25    6.655        358       83.96        709
725 - 749                                   29     5,176,289.10      2.39    6.375        359       86.32        738
750 - 774                                   19     3,194,309.28      1.48    6.658        358       87.16        761
775 - 799                                    4       691,193.41      0.32    6.637        359       86.97        785
800 - 824                                    5       563,939.28      0.26    6.887        358       87.53        807
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    1,318   216,374,528.94    100.00    7.157        358       83.43        622

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
ORIGINAL LTV                              LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
  0.00 - 49.99                               9     1,360,318.35      0.63    7.665        358       41.34        585
 50.00 - 54.99                              10     1,940,519.08      0.90    7.605        358       52.92        581
 55.00 - 59.99                              13     2,002,567.81      0.93    7.237        359       57.07        606
 60.00 - 64.99                              17     3,002,433.71      1.39    7.335        358       63.46        568
 65.00 - 69.99                              28     5,145,956.24      2.38    7.577        358       67.11        564
 70.00 - 74.99                              53    10,040,553.66      4.64    7.386        358       72.39        580
 75.00 - 79.99                              86    15,260,969.46      7.05    7.210        358       77.24        599
 80.00                                     575    85,344,623.61     39.44    6.978        358       80.00        627
 80.01 - 84.99                              38     6,984,421.46      3.23    6.838        358       83.68        602
 85.00 - 89.99                             109    21,402,500.62      9.89    7.255        358       86.35        610
 90.00 - 94.99                             150    27,454,571.81     12.69    7.335        358       90.37        625
 95.00 - 99.99                              62    11,174,067.98      5.16    7.348        358       95.72        641
 100.00                                    168    25,261,025.15     11.67    7.194        358       100.00       668
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    1,318   216,374,528.94    100.00    7.157        358       83.43        622

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
ORIGINAL TERM (MONTHS)                    LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
360                                      1,318   216,374,528.94    100.00    7.157        358       83.43        622
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    1,318   216,374,528.94    100.00    7.157        358       83.43        622

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
STATED REMAINING TERM (MONTHS)            LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
301 - 360                                1,318   216,374,528.94    100.00    7.157        358       83.43        622
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    1,318   216,374,528.94    100.00    7.157        358       83.43        622

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
FRM/ARM                                   LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
ARM                                      1,318   216,374,528.94    100.00    7.157        358       83.43        622
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    1,318   216,374,528.94    100.00    7.157        358       83.43        622

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
PRODUCT                                   LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
ARM 2/28                                   813   121,208,535.11     56.02    7.301        358       82.86        611
ARM 2/28 - 60mo IO                         254    49,626,190.34     22.94    6.888        358       84.77        642
ARM 3/27                                   164    27,674,026.32     12.79    7.338        358       83.46        613
ARM 3/27 - 60mo IO                          56    11,370,557.76      5.26    6.572        358       83.70        654
ARM 5/25                                    20     3,828,614.23      1.77    6.895        359       84.95        642
ARM 5/25 - 60mo IO                          11     2,666,605.18      1.23    6.642        359       80.53        672
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    1,318   216,374,528.94    100.00    7.157        358       83.43        622

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
PREPAY PENALTY ORIGINAL TERM (MONTHS)     LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
0                                          271    42,520,429.12     19.65    7.411        358       84.10        624
6                                            2       202,071.32      0.09    8.248        359       80.00        577
12                                         109    26,327,537.26     12.17    7.355        358       81.30        605
24                                         712   108,771,337.43     50.27    7.021        358       83.71        627
36                                         224    38,553,153.81     17.82    7.121        358       83.36        620
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    1,318   216,374,528.94    100.00    7.157        358       83.43        622

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
LIEN                                      LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
First Lien                               1,318   216,374,528.94    100.00    7.157        358       83.43        622
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    1,318   216,374,528.94    100.00    7.157        358       83.43        622

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
DOCUMENTATION TYPE                        LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
Full Doc                                   900   145,267,609.89     67.14    7.029        358       84.79        616
SI                                         409    68,580,367.32     31.70    7.424        358       80.52        637
Alt Doc                                      8     2,342,702.85      1.08    7.317        359       84.44        621
Lite Doc                                     1       183,848.88      0.08    6.990        359       80.00        626
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    1,318   216,374,528.94    100.00    7.157        358       83.43        622

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
LOAN PURPOSE                              LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
Cashout Refinance                          838   154,190,879.67     71.26    7.174        358       83.08        614
Purchase                                   416    52,051,046.25     24.06    7.134        358       84.06        648
Rate/Term Refinance                         64    10,132,603.02      4.68    7.018        358       85.48        623
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    1,318   216,374,528.94    100.00    7.157        358       83.43        622

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
PROPERTY TYPE                             LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
Single Family Detached                   1,170   186,407,112.28     86.15    7.128        358       83.61        623
Duplex                                      66    16,702,518.16      7.72    7.333        358       80.75        605
Condominium                                 70    10,689,233.96      4.94    7.320        358       83.68        629
Triplex                                      6     1,710,947.09      0.79    7.363        358       87.09        651
Townhouse                                    4       564,567.55      0.26    8.016        359       89.05        653
Quadruplex                                   1       178,850.06      0.08    6.890        359       68.58        795
Row Home                                     1       121,299.84      0.06    6.990        358       90.00        574
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    1,318   216,374,528.94    100.00    7.157        358       83.43        622

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
OCCUPANCY TYPE                            LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
Owner-Occupied                           1,271   208,817,947.10     96.51    7.132        358       83.45        621
Non-Owner Occupied                          46     7,397,519.02      3.42    7.860        358       82.72        658
Second Home                                  1       159,062.82      0.07    7.500        358       90.00        655
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    1,318   216,374,528.94    100.00    7.157        358       83.43        622

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
STATE                                     LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
Michigan                                   181    23,011,199.05     10.63    6.974        359       85.28        643
New York                                    62    17,739,006.67      8.20    7.346        358       77.95        580
Maryland                                    73    16,556,690.34      7.65    6.983        358       84.84        635
Florida                                    101    16,262,531.76      7.52    7.266        358       82.32        622
California                                  55    13,719,963.78      6.34    7.279        358       77.70        608
Illinois                                    61    12,014,969.16      5.55    7.263        358       84.58        627
Arizona                                     62     9,583,417.84      4.43    6.992        359       83.00        648
Virginia                                    44     8,442,885.75      3.90    6.895        358       83.15        623
New Jersey                                  38     8,347,083.41      3.86    7.482        358       81.14        586
Indiana                                     74     7,684,434.22      3.55    7.122        358       86.18        630
Massachusetts                               32     7,454,180.36      3.45    6.974        358       79.83        619
Wisconsin                                   48     6,984,492.11      3.23    7.379        359       87.83        634
Ohio                                        57     6,754,626.20      3.12    7.018        358       87.58        635
Missouri                                    50     5,937,388.26      2.74    7.142        358       85.14        619
Colorado                                    34     5,788,419.80      2.68    6.858        359       85.14        654
North Carolina                              45     5,720,301.17      2.64    7.132        358       88.18        632
Pennsylvania                                44     5,492,232.56      2.54    7.542        358       84.00        610
Georgia                                     35     5,294,093.74      2.45    7.431        358       85.19        620
Nevada                                      26     4,926,318.66      2.28    6.950        358       83.03        629
Kansas                                      32     3,541,922.89      1.64    7.170        358       88.33        640
Washington                                  18     3,294,871.56      1.52    7.299        358       83.63        615
Connecticut                                 13     2,962,001.68      1.37    7.246        358       82.56        584
Rhode Island                                11     2,735,923.07      1.26    7.067        358       85.18        618
Minnesota                                   14     2,434,491.46      1.13    6.506        358       80.00        646
Tennessee                                   21     2,260,739.55      1.04    6.771        358       84.83        628
South Carolina                              18     1,896,436.71      0.88    7.846        359       88.91        629
Oregon                                       8     1,257,191.36      0.58    6.859        358       84.73        638
Alabama                                     10     1,228,236.32      0.57    7.139        358       82.90        598
Delaware                                     5     1,134,049.90      0.52    7.319        358       77.93        567
Kentucky                                    11     1,037,969.00      0.48    6.956        358       86.22        627
Utah                                         6       809,766.85      0.37    7.757        359       85.20        608
Nebraska                                     6       768,626.27      0.36    7.319        359       93.63        661
Texas                                        6       630,965.41      0.29    7.830        358       83.05        635
Iowa                                         3       569,227.01      0.26    6.937        358       85.31        624
New Mexico                                   3       444,760.12      0.21    7.844        358       83.77        574
Oklahoma                                     4       367,315.61      0.17    7.480        359       78.77        634
Maine                                        2       330,308.50      0.15    7.371        358       83.24        634
Arkansas                                     2       261,544.22      0.12    8.104        359       79.42        574
New Hampshire                                1       261,025.92      0.12    6.500        357       84.90        552
Idaho                                        1       247,820.69      0.11    7.630        359       80.00        521
Vermont                                      1       185,100.00      0.09    7.490        358       74.04        618
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    1,318   216,374,528.94    100.00    7.157        358       83.43        622

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
GROSS MARGIN                              LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
1.500 - 1.999                                2       548,124.73      0.25    5.812        359       84.77        669
2.000 - 2.499                                6     1,426,997.34      0.66    6.096        358       77.30        699
2.500 - 2.999                                4       937,971.05      0.43    6.703        358       75.73        594
3.000 - 3.499                                3       616,846.51      0.29    7.131        359       86.34        573
3.500 - 3.999                                9     1,794,487.93      0.83    7.538        358       84.42        604
4.000 - 4.499                                9     1,777,487.47      0.82    6.724        358       84.39        643
4.500 - 4.999                               22     4,404,238.93      2.04    6.484        358       80.18        651
5.000 - 5.499                               69    13,350,127.02      6.17    6.116        358       83.69        667
5.500 - 5.999                              198    32,841,863.82     15.18    6.571        358       83.15        643
6.000 - 6.499                              289    48,284,368.41     22.32    6.670        358       85.06        635
6.500 - 6.999                              265    44,029,654.48     20.35    7.283        358       83.71        622
7.000 - 7.499                              143    22,133,014.23     10.23    7.710        358       84.16        607
7.500 - 7.999                              181    28,433,924.11     13.14    7.853        358       80.48        583
8.000 - 8.499                               60     7,670,274.71      3.54    8.641        359       85.04        581
8.500 - 8.999                               46     6,626,223.63      3.06    8.750        358       83.65        585
9.000 - 9.499                               11     1,195,874.57      0.55    9.162        358       74.24        560
9.500 - 9.999                                1       303,050.00      0.14    8.990        359       95.00        595
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    1,318   216,374,528.94    100.00    7.157        358       83.43        622

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
MINIMUM INTEREST RATE                     LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
 3.000 -  3.499                              1       129,610.15      0.06     6.690       358       85.00        595
 3.500 -  3.999                              2       347,035.78      0.16     5.731       359       79.32        676
 4.500 -  4.999                              5     1,241,880.58      0.57     5.581       358       84.51        687
 5.000 -  5.499                             37     7,648,852.21      3.54     6.022       358       82.14        666
 5.500 -  5.999                            113    21,708,653.94     10.03     6.345       358       84.31        645
 6.000 -  6.499                            211    37,027,798.53     17.11     6.467       358       83.46        643
 6.500 -  6.999                            335    54,149,826.21     25.03     6.874       358       84.22        629
 7.000 -  7.499                            201    31,091,322.48     14.37     7.364       359       83.45        624
 7.500 -  7.999                            241    39,820,587.94     18.40     7.792       358       82.32        597
 8.000 -  8.499                             63     7,867,069.99      3.64     8.267       358       82.99        586
 8.500 -  8.999                             67    10,480,017.89      4.84     8.781       358       84.83        580
 9.000 -  9.499                             18     1,934,813.65      0.89     9.126       358       81.03        567
 9.500 -  9.999                             14     1,965,594.07      0.91     9.697       358       78.68        541
10.000 - 10.499                              3       315,978.29      0.15    10.331       359       81.47        551
10.500 - 10.999                              4       385,222.76      0.18    10.713       358       76.60        545
11.000 - 11.499                              1       104,966.38      0.05    11.490       359       50.00        557
11.500 - 11.999                              2       155,298.09      0.07    11.675       359       80.74        577
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    1,318   216,374,528.94    100.00    7.157        358       83.43        622

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
MAXIMUM INTEREST RATE                     LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
10.500 - 10.999                              1       221,999.99      0.10    4.990        358       80.00        678
11.000 - 11.499                              6       940,078.17      0.43    5.665        358       75.65        683
11.500 - 11.999                             37     7,710,291.22      3.56    5.793        358       82.64        652
12.000 - 12.499                             61    11,943,316.64      5.52    6.251        358       82.66        640
12.500 - 12.999                            198    36,822,427.56     17.02    6.585        358       82.69        632
13.000 - 13.499                            231    37,852,985.60     17.49    6.724        358       83.34        634
13.500 - 13.999                            350    57,500,449.83     26.57    7.233        358       84.94        620
14.000 - 14.499                            191    27,652,666.52     12.78    7.571        358       83.76        624
14.500 - 14.999                            124    17,655,891.19      8.16    8.202        358       85.10        607
15.000 - 15.499                             46     5,662,120.98      2.62    8.722        358       83.14        582
15.500 - 15.999                             34     4,608,885.25      2.13    9.003        358       80.50        567
16.000 - 16.499                             10     1,005,701.56      0.46    9.275        359       81.00        593
16.500 - 16.999                              8     1,672,229.32      0.77    8.257        358       77.68        604
17.000 - 17.499                              4     1,070,980.46      0.49    7.603        359       73.61        586
17.500 - 17.999                             12     2,643,675.92      1.22    8.224        358       76.44        539
18.000 - 18.499                              1       301,612.25      0.14    8.250        358       77.44        600
18.500 - 18.999                              4     1,109,216.48      0.51    8.500        357       70.98        526
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    1,318   216,374,528.94    100.00    7.157        358       83.43        622

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
INITIAL PERIODIC RATE CAP                 LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
1.000                                        2       156,713.78      0.07    9.639        357       79.17        568
1.500                                        5       983,973.25      0.45    6.920        358       79.17        634
2.000                                        5       807,601.79      0.37    7.438        358       79.17        682
3.000                                    1,305   214,154,240.28     98.97    7.156        358       79.17        622
3.250                                        1       271,999.84      0.13    6.750        356       79.17        689
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    1,318   216,374,528.94    100.00    7.157        358       83.43        622

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
SUBSEQUENT PERIODIC RATE CAP              LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
1.000                                    1,243   203,072,294.89     93.85    7.170        358       79.17        620
1.500                                       42     8,133,447.36      3.76    6.949        359       79.17        646
2.000                                       33     5,168,786.69      2.39    6.979        356       79.17        668
------------------------------------------------------------------------------------------------------------------------
TOTAL                                    1,318   216,374,528.94    100.00    7.157        358       83.43        622

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

                       GROUP IIB MORTGAGE LOAN STATISTICS


                             AS OF THE CUT-OFF DATE

                                                                           MINIMUM          MAXIMUM
---------------------------------------------------------------------------------------------------------
Scheduled Principal Balance                          $229,817,300.00         $49,947.79    $920,000.00
Average Scheduled Principal Balance                      $241,151.42
Number of Mortgage Loans                                         953
Weighted Average Gross Coupon                                 7.015%             4.990%        10.990%
Weighted Average FICO Score                                      641                502            812
Weighted Average Original LTV                                 82.82%             25.41%        100.00%
Weighted Average Original Term                            360 months         360 months     360 months
Weighted Average Stated Remaining Term                    358 months         338 months     360 months
Weighted Average Seasoning                                  2 months           0 months      22 months
Weighted Average Gross Margin                                 6.417%             1.610%         9.700%
Weighted Average Minimum Interest Rate                        6.869%             3.540%        10.990%
Weighted Average Maximum Interest Rate                       13.545%            10.500%        19.490%
Weighted Average Initial Rate Cap                             2.982%             1.500%         4.950%
Weighted Average Subsequent Rate Cap                          1.097%             1.000%         2.000%
Weighted Average Months to Roll                            28 months           2 months      60 months
Maturity Date                                                              Dec. 1, 2033   Oct. 1, 2035
Maximum Zip Code Concentration                                  0.67%  91913

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
CURRENT PRINCIPAL BALANCE ($)             LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
      0.01 -  50,000.00                      1        49,947.79      0.02    5.750        359       60.24        642
 50,000.01 - 100,000.00                     84     6,684,056.26      2.91    7.512        358       81.95        618
100,000.01 - 150,000.00                    168    21,299,178.88      9.27    7.354        358       83.71        625
150,000.01 - 200,000.00                    191    33,384,949.88     14.53    7.061        358       83.45        634
200,000.01 - 250,000.00                    144    32,399,646.16     14.10    6.943        358       82.57        641
250,000.01 - 300,000.00                    104    28,474,006.80     12.39    6.882        358       82.06        648
300,000.01 - 350,000.00                     68    22,134,641.86      9.63    6.819        358       83.06        644
350,000.01 - 400,000.00                     80    30,337,863.72     13.20    7.067        358       83.93        642
400,000.01 - 450,000.00                     44    18,712,146.15      8.14    6.938        358       82.29        645
450,000.01 - 500,000.00                     41    19,671,149.21      8.56    7.138        358       83.61        643
500,000.01 - 550,000.00                     12     6,257,951.22      2.72    6.645        358       82.60        660
550,000.01 - 600,000.00                      8     4,584,157.67      1.99    7.419        359       79.17        667
600,000.01 - 650,000.00                      2     1,254,529.20      0.55    6.222        357       82.49        635
650,000.01 - 700,000.00                      1       686,900.00      0.30    5.650        358       89.21        678
700,000.01 - 750,000.00                      4     2,966,175.20      1.29    6.379        358       71.93        646
900,000.01 - 950,000.00                      1       920,000.00      0.40    7.250        359       80.00        730
------------------------------------------------------------------------------------------------------------------------
TOTAL                                      953   229,817,300.00    100.00    7.015        358       82.82        641

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
CURRENT GROSS RATE                        LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
 4.500 -  4.999                              2       581,889.84      0.25     4.990       358       80.00        619
 5.000 -  5.499                             13     3,857,408.12      1.68     5.358       359       79.59        699
 5.500 -  5.999                             67    18,161,776.50      7.90     5.850       359       82.68        660
 6.000 -  6.499                            143    35,078,850.91     15.26     6.301       358       81.17        654
 6.500 -  6.999                            305    77,081,981.92     33.54     6.761       358       82.82        647
 7.000 -  7.499                            157    36,839,383.05     16.03     7.265       358       83.16        651
 7.500 -  7.999                            147    34,355,751.41     14.95     7.725       358       83.60        624
 8.000 -  8.499                             47    11,269,061.49      4.90     8.248       358       85.91        603
 8.500 -  8.999                             43     8,545,929.84      3.72     8.787       358       81.91        581
 9.000 -  9.499                             12     1,733,686.56      0.75     9.241       358       83.94        551
 9.500 -  9.999                             11     1,599,716.88      0.70     9.750       358       87.09        578
10.000 - 10.499                              3       373,727.45      0.16    10.161       357       81.53        575
10.500 - 10.999                              3       338,136.03      0.15    10.860       358       78.74        560
------------------------------------------------------------------------------------------------------------------------
TOTAL                                      953   229,817,300.00    100.00    7.015        358       82.82        641

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
FICO                                      LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
500 - 524                                   35     7,791,166.48      3.39    8.184        357       72.30        514
525 - 549                                   21     4,917,139.99      2.14    8.275        358       75.30        536
550 - 574                                   39     9,288,341.36      4.04    7.835        358       83.85        565
575 - 599                                  111    22,510,821.08      9.80    7.255        359       82.93        589
600 - 624                                  162    35,351,979.95     15.38    7.018        358       82.66        613
625 - 649                                  221    54,700,057.53     23.80    6.903        358       84.33        636
650 - 674                                  179    44,090,748.27     19.19    6.837        358       83.63        661
675 - 699                                   86    21,800,912.24      9.49    6.745        358       83.76        686
700 - 724                                   45    11,948,660.22      5.20    6.637        358       80.63        710
725 - 749                                   23     6,566,842.80      2.86    6.825        358       83.75        734
750 - 774                                   23     8,048,350.28      3.50    6.895        358       84.01        763
775 - 799                                    5     2,159,600.02      0.94    6.364        359       78.68        786
800 - 824                                    3       642,679.78      0.28    6.419        358       71.08        806
------------------------------------------------------------------------------------------------------------------------
TOTAL                                      953   229,817,300.00    100.00    7.015        358       82.82        641

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
ORIGINAL LTV                              LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
 0.00 - 49.99                                4       470,570.93      0.20    8.847        358       39.76        527
50.00 - 54.99                                2       369,317.42      0.16    7.176        358       53.63        556
55.00 - 59.99                                8     2,336,084.83      1.02    6.585        358       57.66        641
60.00 - 64.99                                8     1,302,111.41      0.57    7.886        358       62.36        537
65.00 - 69.99                               14     3,620,945.49      1.58    6.636        358       67.66        610
70.00 - 74.99                               25     7,270,887.01      3.16    7.241        359       71.85        618
75.00 - 79.99                               52    15,115,098.00      6.58    7.239        358       77.78        607
80.00                                      523   122,879,083.78     53.47    6.892        358       80.00        652
80.01 - 84.99                               29     8,349,935.61      3.63    6.649        357       83.58        621
85.00 - 89.99                               58    15,339,542.34      6.67    7.118        359       86.24        620
90.00 - 94.99                              109    26,864,219.68     11.69    7.186        359       90.40        639
95.00 - 99.99                               38     7,945,206.12      3.46    7.382        358       95.65        639
100.00                                      83    17,954,297.38      7.81    7.263        359       100.00       656
------------------------------------------------------------------------------------------------------------------------
TOTAL                                      953   229,817,300.00    100.00    7.015        358       82.82        641

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
ORIGINAL TERM (MONTHS)                    LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
360                                        953   229,817,300.00    100.00    7.015        358       82.82        641
------------------------------------------------------------------------------------------------------------------------
TOTAL                                      953   229,817,300.00    100.00    7.015        358       82.82        641

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
STATED REMAINING TERM (MONTHS)            LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
301 - 360                                  953   229,817,300.00    100.00    7.015        358       82.82        641
------------------------------------------------------------------------------------------------------------------------
TOTAL                                      953   229,817,300.00    100.00    7.015        358       82.82        641

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
FRM/ARM                                   LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
ARM                                        953   229,817,300.00    100.00    7.015        358       82.82        641
------------------------------------------------------------------------------------------------------------------------
TOTAL                                      953   229,817,300.00    100.00    7.015        358       82.82        641

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
PRODUCT                                   LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
ARM 2/28                                   479   102,096,221.90     44.42    7.252        358       82.29        626
ARM 2/28 - 60mo IO                         233    65,017,269.85     28.29    6.870        358       82.61        655
ARM 3/27                                   106    25,407,106.30     11.06    7.116        358       84.06        640
ARM 5/25                                    65    15,330,068.28      6.67    6.714        359       83.66        641
ARM 3/27 - 60mo IO                          46    14,571,159.69      6.34    6.666        358       84.23        660
ARM 5/25 - 60mo IO                          24     7,395,473.98      3.22    5.984        359       83.02        684
------------------------------------------------------------------------------------------------------------------------
TOTAL                                      953   229,817,300.00    100.00    7.015        358       82.82        641

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
PREPAY PENALTY ORIGINAL TERM (MONTHS)     LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
0                                          181    43,750,452.33     19.04    7.260        358       82.30        642
12                                          86    29,101,535.34     12.66    7.223        358       81.53        635
24                                         427    97,683,330.47     42.50    6.935        358       82.61        642
36                                         130    32,007,295.84     13.93    7.039        358       84.12        640
60                                         129    27,274,686.02     11.87    6.659        359       84.23        643
------------------------------------------------------------------------------------------------------------------------
TOTAL                                      953   229,817,300.00    100.00    7.015        358       82.82        641

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
LIEN                                      LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
First Lien                                 953   229,817,300.00    100.00    7.015        358       82.82        641
------------------------------------------------------------------------------------------------------------------------
TOTAL                                      953   229,817,300.00    100.00    7.015        358       82.82        641

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
DOCUMENTATION TYPE                        LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
Full Doc                                   512   114,562,026.67     49.85    6.851        358       84.55        629
SI                                         429   111,880,873.15     48.68    7.179        358       81.05        654
Alt Doc                                     11     3,117,704.68      1.36    7.224        358       81.36        629
Lite Doc                                     1       256,695.50      0.11    6.125        357       95.00        741
------------------------------------------------------------------------------------------------------------------------
TOTAL                                      953   229,817,300.00    100.00    7.015        358       82.82        641

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
LOAN PURPOSE                              LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
Purchase                                   498   117,990,846.65     51.34    7.025        358       82.57        656
Cashout Refinance                          421   104,951,503.15     45.67    7.032        358       82.91        624
Rate/Term Refinance                         34     6,874,950.20      2.99    6.583        359       85.51        641
------------------------------------------------------------------------------------------------------------------------
TOTAL                                      953   229,817,300.00    100.00    7.015        358       82.82        641

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
PROPERTY TYPE                             LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
Single Family Detached                     843   201,754,129.05     87.79    7.005        358       83.19        641
Condominium                                 67    14,740,527.16      6.41    7.021        358       81.24        647
Duplex                                      38    11,657,563.12      5.07    7.182        359       78.02        629
Triplex                                      2       856,660.62      0.37    7.656        358       80.00        707
Townhouse                                    3       808,420.05      0.35    6.415        359       89.36        634
------------------------------------------------------------------------------------------------------------------------
TOTAL                                      953   229,817,300.00    100.00    7.015        358       82.82        641

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
OCCUPANCY TYPE                            LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
Owner-Occupied                             937   226,011,800.75     98.34    7.009        358       82.83        640
Non-Owner Occupied                          16     3,805,499.25      1.66    7.357        359       82.12        679
------------------------------------------------------------------------------------------------------------------------
TOTAL                                      953   229,817,300.00    100.00    7.015        358       82.82        641

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
STATE                                     LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
California                                 117    39,931,389.79     17.38    6.863        357       81.05        653
Florida                                    132    29,226,180.91     12.72    7.119        358       81.90        648
New York                                    60    21,551,253.23      9.38    7.207        358       79.20        619
Maryland                                    51    15,515,079.66      6.75    6.975        359       84.76        643
Michigan                                    86    13,406,298.53      5.83    7.104        358       85.15        627
New Jersey                                  38    11,201,122.21      4.87    7.124        359       80.88        617
Illinois                                    41    11,167,502.95      4.86    6.913        358       82.18        669
Virginia                                    37    10,236,188.74      4.45    6.986        359       84.67        641
Arizona                                     47     9,576,757.62      4.17    7.021        359       82.76        648
Nevada                                      26     8,329,602.01      3.62    6.662        358       85.19        662
Ohio                                        47     7,770,557.07      3.38    6.944        359       86.09        639
Massachusetts                               24     7,160,672.97      3.12    6.807        358       81.45        633
Indiana                                     31     4,704,446.01      2.05    7.016        358       81.92        641
Georgia                                     23     4,430,226.45      1.93    6.806        358       84.73        636
Texas                                       17     3,306,339.34      1.44    7.838        358       91.04        637
Wisconsin                                   20     3,214,165.88      1.40    7.360        359       83.62        636
Connecticut                                 10     3,048,886.40      1.33    7.469        358       85.04        618
Pennsylvania                                19     2,923,193.84      1.27    7.217        358       89.91        618
Colorado                                    13     2,737,381.32      1.19    6.422        359       81.48        673
North Carolina                              15     2,387,892.55      1.04    6.664        358       82.55        647
Washington                                   9     2,147,493.42      0.93    6.800        355       81.08        633
Missouri                                    16     2,120,406.76      0.92    7.299        359       88.35        632
Kentucky                                    10     1,795,065.88      0.78    6.742        359       81.58        626
Rhode Island                                 6     1,481,904.46      0.64    6.888        359       82.68        601
Utah                                         7     1,405,193.21      0.61    7.243        359       86.34        628
Tennessee                                    8     1,324,328.58      0.58    6.687        358       92.43        665
South Carolina                               8     1,321,943.42      0.58    7.318        358       88.83        646
Delaware                                     4     1,208,147.46      0.53    6.891        359       82.09        618
Minnesota                                    6     1,095,593.83      0.48    6.932        359       83.94        641
Oregon                                       4       899,850.51      0.39    7.228        358       87.00        641
Alabama                                      4       809,082.58      0.35    7.499        359       80.00        636
Kansas                                       6       643,503.17      0.28    7.269        358       81.27        633
Oklahoma                                     3       627,141.61      0.27    7.452        358       84.43        671
Maine                                        2       299,514.34      0.13    7.290        359       94.56        633
New Hampshire                                1       214,223.91      0.09    6.990        359       80.00        597
Idaho                                        2       193,787.36      0.08    8.453        358       76.98        557
New Mexico                                   1       173,700.00      0.08    7.150        360       90.00        673
Nebraska                                     1       153,877.21      0.07    7.140        359       80.00        641
Arkansas                                     1        77,404.81      0.03    8.450        358       25.41        522
------------------------------------------------------------------------------------------------------------------------
TOTAL                                      953   229,817,300.00    100.00    7.015        358       82.82        641

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
GROSS MARGIN                              LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
1.500 - 1.999                                3       825,201.55      0.36    5.770        359       80.80        635
2.000 - 2.499                                4     1,229,316.16      0.53    6.152        358       80.00        673
2.500 - 2.999                                4     1,120,017.98      0.49    6.358        357       79.71        604
3.000 - 3.499                                2       409,553.42      0.18    7.067        358       85.49        618
3.500 - 3.999                               10     3,539,208.32      1.54    7.268        359       80.15        668
4.000 - 4.499                                5     1,576,260.00      0.69    6.644        358       81.81        719
4.500 - 4.999                               17     3,752,751.41      1.63    6.145        358       81.38        649
5.000 - 5.499                               44    13,864,153.08      6.03    5.925        358       81.29        665
5.500 - 5.999                              199    50,450,409.60     21.95    6.527        358       81.74        657
6.000 - 6.499                              218    52,009,347.57     22.63    6.724        358       83.24        648
6.500 - 6.999                              170    41,904,819.97     18.23    7.209        359       83.23        642
7.000 - 7.499                              100    22,532,219.12      9.80    7.597        358       84.58        629
7.500 - 7.999                              107    24,602,302.82     10.71    7.853        358       81.89        596
8.000 - 8.499                               36     6,895,106.74      3.00    8.295        358       87.14        614
8.500 - 8.999                               21     3,143,500.46      1.37    8.855        359       84.98        598
9.000 - 9.499                               10     1,434,384.01      0.62    9.054        359       88.92        598
9.500 - 9.999                                3       528,747.79      0.23    9.324        357       78.61        550
------------------------------------------------------------------------------------------------------------------------
TOTAL                                      953   229,817,300.00    100.00    7.015        358       82.82        641

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
MINIMUM INTEREST RATE                     LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
 3.500 -  3.999                              1       499,209.76      0.22     7.200       358       83.05        632
 4.000 -  4.499                              1       189,713.70      0.08     7.440       358       95.00        621
 4.500 -  4.999                              8     1,566,141.51      0.68     5.854       358       81.08        639
 5.000 -  5.499                             22     6,426,722.03      2.80     5.729       358       83.98        682
 5.500 -  5.999                             95    24,409,902.77     10.62     6.123       359       82.32        658
 6.000 -  6.499                            169    44,665,731.41     19.44     6.495       358       81.98        652
 6.500 -  6.999                            271    67,470,964.96     29.36     6.830       358       82.38        645
 7.000 -  7.499                            141    32,314,101.20     14.06     7.330       358       83.17        648
 7.500 -  7.999                            145    32,390,463.72     14.09     7.772       358       83.44        619
 8.000 -  8.499                             38     8,780,886.18      3.82     8.271       358       85.73        615
 8.500 -  8.999                             36     7,426,300.13      3.23     8.802       358       82.85        577
 9.000 -  9.499                             12     1,834,589.88      0.80     8.807       359       89.37        582
 9.500 -  9.999                             10     1,392,581.90      0.61     9.522       358       85.32        579
10.000 - 10.499                              1       111,854.82      0.05    10.150       357       80.00        575
10.500 - 10.999                              3       338,136.03      0.15    10.860       358       78.74        560
------------------------------------------------------------------------------------------------------------------------
TOTAL                                      953   229,817,300.00    100.00    7.015        358       82.82        641

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                          October 11, 2005
--------------------------------------------------------------------------------

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
MAXIMUM INTEREST RATE                     LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
10.500 - 10.999                              3       672,754.34      0.29    5.329        358       82.70        621
11.000 - 11.499                             12     3,868,986.53      1.68    5.462        359       79.59        700
11.500 - 11.999                             57    15,144,207.20      6.59    5.951        359       82.93        650
12.000 - 12.499                             59    16,367,590.84      7.12    6.266        358       81.28        652
12.500 - 12.999                            149    39,987,520.45     17.40    6.680        358       82.94        643
13.000 - 13.499                            174    41,130,347.68     17.90    6.828        358       82.51        651
13.500 - 13.999                            239    54,604,088.37     23.76    7.076        358       83.67        647
14.000 - 14.499                            113    26,272,351.96     11.43    7.616        358       84.03        634
14.500 - 14.999                             80    16,707,627.84      7.27    8.104        358       82.49        619
15.000 - 15.499                             19     2,569,721.26      1.12    8.528        358       84.65        602
15.500 - 15.999                             15     2,653,809.27      1.15    9.290        358       87.26        578
16.000 - 16.499                              5       741,102.52      0.32    9.496        359       89.93        598
16.500 - 16.999                             12     3,942,196.93      1.72    7.122        359       79.19        636
17.000 - 17.499                              4       764,364.98      0.33    8.097        358       74.85        596
17.500 - 17.999                              7     2,322,647.41      1.01    8.024        358       78.35        556
18.000 - 18.499                              1       594,630.17      0.26    8.375        359       79.33        574
18.500 - 18.999                              3     1,039,000.60      0.45    8.990        358       66.19        539
19.000 - 19.499                              1       434,351.65      0.19    9.490        357       79.82        508
------------------------------------------------------------------------------------------------------------------------
TOTAL                                      953   229,817,300.00    100.00    7.015        358       82.82        641

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
INITIAL PERIODIC RATE CAP                 LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
1.500                                       10     2,311,258.82      1.01    7.190        358       81.54        608
2.000                                        3     1,023,800.00      0.45    7.439        359       90.25        698
3.000                                      939   226,329,440.66     98.48    7.011        358       82.78        641
4.950                                        1       152,800.52      0.07    8.240        358       100.00       650
------------------------------------------------------------------------------------------------------------------------
TOTAL                                      953   229,817,300.00    100.00    7.015        358       82.82        641

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                    CURRENT       PCT BY     AVERAGE    STATED     WEIGHTED   WEIGHTED
                                          # OF     PRINCIPAL       CURR       GROSS    REMAINING    AVERAGE    AVERAGE
SUBSEQUENT PERIODIC RATE CAP              LOANS     BALANCE      PRIN BAL    COUPON      TERM      ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------
1.000                                      837   199,734,447.98     86.91    7.062        358       82.93        637
1.500                                       62    15,747,516.95      6.85    6.671        359       83.93        656
2.000                                       54    14,335,335.07      6.24    6.745        357       79.95        677
------------------------------------------------------------------------------------------------------------------------
TOTAL                                      953   229,817,300.00    100.00    7.015        358       82.82        641

     F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

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